                           SALE AND PURCHASE AGREEMENT

                                  BY AND AMONG

                             FAR WEST CAPITAL, INC.,
                          FW CONSULTING SERVICES, L.C.,
                        GEO ENERGY, LLC AND SB GEO, INC.

                                   AS SELLERS

                                       AND

                                   ORNI 7 LLC,

                                  AS PURCHASER,

                                   DATED AS OF

                                NOVEMBER 19, 2003

                                PERTAINING TO THE

                   ACQUISITION OF STEAMBOAT DEVELOPMENT CORP.
                            AND CERTAIN OTHER ASSETS

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   14.20       Further Assurances.............................................60

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EXHIBIT I      Meyberg Property Description

EXHIBIT II     Form of Transfer Instrument

EXHIBIT III    Form of Opinion of Counsel to Sellers

EXHIBIT IV     Form of Officer's Certificate

EXHIBIT V      Form of Resignation

EXHIBIT VI     Form of Indemnification Agreement

EXHIBIT VII    Form of Letter to SPPC

EXHIBIT VIII   Form of Estimated Adjustment Statement

EXHIBIT IX     FWC Assets

EXHIBIT X      SBG Assets

EXHIBIT XI     Form of Non-Foreign Affidavit

SCHEDULE I     Material Contracts

SCHEDULE II    Disclosure Schedule

SCHEDULE III   Allocation of Purchase Price

SCHEDULE IV    Terminated Employees and Contractors

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                           SALE AND PURCHASE AGREEMENT

     This SALE AND PURCHASE AGREEMENT dated as of November 19, 2003, is made and entered into by and among FAR WEST CAPITAL, INC., a Utah corporation ("FAR
WEST"), FW CONSULTING SERVICES, L.C., a Nevada limited liability company
("FWC"), GEO ENERGY, LLC, a Nevada limited liability company ("GEO") and SB GEO,
INC., a Utah corporation ("SBG") (each of Far West, FWC, Geo and SBG are sometimes referred to herein individually as a "SELLER" and collectively as the
"SELLERS") and ORNI 7 LLC, a Delaware limited liability company ("PURCHASER").

                                    RECITALS

     A. Far West is the holder and beneficial owner of 100% of the outstanding shares of capital stock of Steamboat Development Corp., a Utah corporation
("SDC"). SDC owns certain leasehold interests as a lessee concerning a geothermal power facility known as the Steamboat II and Steamboat III geothermal power plants located within the Steamboat Known Geothermal Resource Area located in Washoe County, Nevada and certain related geothermal leases.

     B. SBG is a party to and the operator under the O&M Agreement (as defined below).

     C. Geo owns the Meyberg Property (as defined below).

     D. FWC is a party to the Support Agreement (as defined below).

     E. Sellers desire to sell to Purchaser and Purchaser desires to purchase from Sellers the Purchased Interests (as defined below) on the terms and subject to the conditions set forth in this Agreement.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth in this Agreement, upon the terms and subject to the conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the
Parties hereto agree as follows:

                             ARTICLE 1. DEFINITIONS

1.1  DEFINITIONS

     As used in this Agreement, the following terms have the meanings indicated
below:

     "ACCOUNTS RECEIVABLE" has the meaning assigned to it in Section 2.2.2.

                                                                          PAGE 1
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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     "AFFILIATE" means any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise, provided that the direct or indirect ownership of fifty percent (50%) or more of the voting securities of another Person shall be deemed to constitute control of such other Person.

     "AGREEMENT" means this Sale and Purchase Agreement and all Schedules and
Exhibits hereto, as the same is amended from time to time pursuant to the terms hereof.

     "ASSETS AND PROPERTIES" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person.

     "ATS" means Advanced Thermal Systems, Inc.

     "AUDITOR" means the Kafoury Armstrong accounting firm of Reno, Nevada (or, if such firm is unable or unwilling to act in the desired capacity, the Barnard
Vogler accounting firm of Reno, Nevada) or such other accounting firm agreed upon by Sellers and Purchaser.

     "BOOKS AND RECORDS" of any Person means all files, documents, instruments, papers, books and records (including records and files stored on computer disks or tapes or any other storage medium) relating to the business, operations, condition of (financial or other), results of operations and Assets and
Properties of such Person, including financial statements, Tax Returns and related work papers and letters from accountants, budgets, ledgers, journals, deeds, title policies, minute books, stock certificates or other evidence of equity or membership interests and registration books, stock transfer ledgers,
Contracts, Licenses, Environmental Permits, operating data and plans and environmental studies and plans.

     "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the State of Nevada are authorized or obligated to close.

     "CLAIM" means any claim, demand, cause of action, suit, proceeding, hearing or investigation.

     "CLAIM NOTICE" means written notification pursuant to Section 11.2(a) of a
Claim as to which indemnity under Section 11.1 is sought by an Indemnitee, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Claim and for the Indemnitee's claim against the Sellers under
Section 11.1, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Claim.

     "CLOSING" means the closing of the transactions contemplated by Section
2.3.

     "CLOSING DATE" means the fifth (5th) Business Day after the day on which the last of the consents, approvals, actions, filings, notices or other requirements set forth in Articles 7 and 8 has been

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

obtained, made or given or has expired or such other date as Purchaser and
Sellers may from time to time agree upon in writing.

     "CLOSING PAYMENT" means the cash amount of the Purchase Price payable by
Purchaser to Sellers at Closing as calculated pursuant to Section 2.4.1.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMBS LITIGATION" means Far West Capital, Inc. and Steamboat Development
Corp. v. James Combs, CV00-02018, filed in April 2000 in Department No. 4 of the
Second Judicial District Court in Washoe County, Nevada, the default judgment entered by the court in connection therewith and any subsequent litigation initiated by Far West and SDC in other jurisdictions to domesticate and enforce such judgment.

     "CONTRACT" means any oral or written agreement, lease, license, option, guaranty, warranty, right of way, evidence of indebtedness, mortgage, indenture, security agreement or other written contract, commitment or undertaking of any kind.

     "DETERMINATION" has the meaning assigned to it in Section 2.5.1.

     "DISCLOSURE SCHEDULE" means the disclosure schedule set forth as Schedule
II hereto delivered by Sellers to Purchaser concurrently with the execution and delivery of this Agreement, as the same is amended and supplemented in accordance with the terms of this Agreement.

     "DISPUTE" means any action, dispute, claim, counterclaim or controversy that arises between the Parties arising out of or relating to this Agreement.

     "DISPUTE PERIOD" means the period ending ninety (90) days following receipt by Sellers' Representative of either a Claim Notice or an Indemnity Notice.

     "DOLLARS" and "$" means the lawful money of the United States.

     "EFFECTIVE DATE" means the date of this Agreement.

     "EMPLOYEE BENEFIT PLAN" means any retirement, pension, profit sharing, deferred compensation, stock bonus, savings, bonus, incentive, cafeteria, medical, dental, vision, hospitalization, life insurance, accidental death and dismemberment, medical expense reimbursement, dependent care assistance, tuition reimbursement, disability, sick pay, holiday, vacation, severance, change of control, stock purchase, stock option, restricted stock, phantom stock, stock appreciation rights, fringe benefit or other employee benefit plan, fund, policy, program, Contract, arrangement or payroll practice of any kind
(including any "employee benefit plan," as defined in Section 3(3) of ERISA) or any employment, consulting or personal services Contract, whether written or oral, qualified or nonqualified, funded or unfunded, or domestic or foreign, (a)
sponsored, maintained or contributed to by SDC or any ERISA Affiliate or to which SDC or any ERISA Affiliate is a party, (b) covering or benefiting any current or

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

former officer, employee, agent, director or independent contractor of SDC or any ERISA Affiliate (or any dependent or beneficiary of any such individual), or
(c) with respect to which SDC or any ERISA Affiliate has (or could have) any obligation or liability.

     "ENVIRONMENTAL LAW" means any Law or Order in effect on or before the time of Closing applicable to the Facility, the Meyberg Property or any owner or user thereof relating to the regulation or protection of human health and safety or to the regulation, protection and preservation of the environment or to emissions, discharges, Releases or threatened Releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes, including, by way of illustration and not by way of limitation, the Clean Air Act, 42 U.S.C. Section 7401, et seq., as
amended; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251, et
seq., as amended; the Resource Conservation and Recovery Act of 1976, 42 U.S.C.
Section 6901, et seq., as amended; the Comprehensive Environmental, Response,
Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601, et seq., as
amended; the Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq., as
amended; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701, et seq.; and
other comparable Laws.

     "ENVIRONMENTAL PERMITS" means all Licenses that are required for the ownership, operation and maintenance of the Facility under any Environmental
Law.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA AFFILIATE" means any Person that, together with SDC, is or was treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

     "ESCROW RESERVE ACCOUNT BALANCES" means seventy-eight percent (78%) of the total cash balances actually being held by the escrow agent in the following accounts: (i) the Extraordinary Failure Reserve Account, (ii) the Operating
Account Requirement portion of the Operating Account (and not any other portion of the Operating Account), and (iii) the Periodic Payment Reserve Account, all
as established under that certain Escrow Agreement described in Schedule I to this Agreement that belongs to and will be paid and returned to SDC rather than a third party pursuant to such Escrow Agreement and the Master Lease, if such agreements were or are terminated as of Closing.

     "ESCROW RESERVE ACCOUNTS EXCESS" means the excess, only if an excess exists, of the Escrow Reserve Accounts Balances as of Closing over Two Million
Five Hundred Thousand Dollars ($2,500,000).

     "ESCROW RESERVE ACCOUNTS SHORTFALL" means the shortfall, only if a shortfall exists, of the amount by which the Escrow Reserve Account Balances as of Closing are under Two Million Five Hundred Thousand Dollars ($2,500,000).

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     "ESTIMATED ADJUSTMENT STATEMENT" shall have the meaning assigned to it in
Section 2.2.2.

     "EXCLUDED PPA" means that certain Long Term Agreement for the Purchase and
Sale of Electricity between Nevada Power Company and ATS, dated November 21,
2002.

     "FACILITY" means Steamboat II and Steamboat III geothermal power plant facilities located within the Steamboat KGRA, including the Meyberg Property, the Geothermal Leases and the other Real Property (including the buildings, pipelines, wells and other improvements thereon) and Personal Property related thereto.

     "FAR WEST" has the meaning assigned to it in the introductory paragraph to this Agreement.

     "FINAL ADJUSTMENT STATEMENT" has the meaning assigned to it in Section
2.4.3.

     "FINANCIAL STATEMENTS" means the audited and unaudited financial statements of SDC and SBG furnished by Sellers to Purchaser pursuant to the terms of this
Agreement.

     "FLEETWOOD SUBLEASE" means that certain Geothermal Resources Sublease entered into on May 31, 1991 by and between Fleetwood Corporation ("Fleetwood")
as lessor and Far West as lessee, as amended by (a) that certain Consent to
Assignment, Amendment of Lease and Nondisturbance and Attornment Agreement dated
May 31, 1991 among SDC, Fleetwood, Dorothy A. Towne as an individual and as trustee under that certain Declaration of Trust made on September 24, 1984
("Towne") and GECC, (b) Amendment To Consent To Assignment, Amendment of Lease
and Nondisturbance and Attornment Agreement dated May 31, 1991 among SDC, Towne,
Fleetwood and GECC, (c) Second Consent To Assignment, Amendment of Lease and
Nondisturbance and Attornment Agreement dated November 12, 1991 among SDC, First
Interstate Bank of Nevada, N.A. (as Owner Trustee), Towne, Fleetwood and GECC,
(d) First Amendment To Second Consent To Assignment, Amendment of Lease and
Nondisturbance and Attornment Agreement dated December 31, 1992 among SDC, First
Interstate (as Construction Trustee), Towne, Fleetwood and GECC and (e)
settlement of litigation between Far West and SDC on the one hand, and Towne and
Fleetwood on the other hand, in Case No. CV93-05038 in the Second Judicial
District Court of Washoe County, Nevada.

     "FWC" has the meaning assigned to it in the introductory paragraph to this
Agreement.

     "FWC ASSETS" means the Assets and Property described in Exhibit IX.

     "GAAP" means generally accepted accounting principles in the United States, consistently applied throughout the specified period.

     "GECC" means General Electric Capital Corporation, a New York corporation.

     "GECC DOCUMENTS CONSENTS" means the consent of GECC, the Lease Trustee and any other party (other than SDC) to the GECC Documents to the extent such consent is required in order to consummate the transactions contemplated by this
Agreement.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     "GECC DOCUMENTS" means (a) the Material Contracts and (b) any and all other
Contracts relating to the Facility to which SDC is a party and to which the
Lessor Trustee and/or GECC is a party (such Contracts may include additional parties), copies of which have previously been provided to Purchaser by Sellers.

     "GECC LIEN" means with regard to the Assets and Property of SDC the Lien in favor of GECC created pursuant to the Security Agreement and that certain
Resource Deed of Trust dated as of December 31, 1992 among Edward A. Hale as trustee of the trust created pursuant to the Resource Trust Agreement as trustor, First American Title as trustee and Lease Trustee as beneficiary.

     "GEO" has the meaning assigned to it in the introductory paragraph to this
Agreement.

     "GEOTHERMAL LEASES" means (i) the Fleetwood Sublease, (ii) the Guisti Lease and (iii) the Towne Lease.

     "GOVERNMENTAL OR REGULATORY AUTHORITY" means any federal, state or local government, any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or any domestic or foreign state, county, city or other political subdivision or any Native
American tribal council or similar governing entity having jurisdiction over the applicable Party, any of the Purchased Interests or the Facility.

     "GUISTI LEASE" means that certain Geothermal Resources Lease entered into
June 27, 1988 by and between Bernice Guisti, Judith Harvey and Karen Thompson, trustees and beneficiaries of the Guisti Trust, as Lessor and Far West as Lessee
as amended by that certain Amendment to Geothermal Lease executed by the above-described Lessor and Lessee (on behalf of itself and SDC as its assignee)
on February 20, 1992 and February 11, 1992, respectively, and by that certain
Second Amendment to Geothermal Lease entered into June 25, 1993 by the above-described Lessor and Lessee (on behalf of itself and SDC as its assignee)
and as further amended by the following settlement letters (the letter dated
September 12, 1991, from Alan O. Melchior to Mr. and Mrs. Dave Harvey, the letter dated October 23, 1991, from Ross E. de Lipkau to Richard W. Harris and the letter dated October 23, 1991, from Richard W. Harris to Ross E. de Lipkau).
Far West assigned its interest in the above-described Geothermal Resources Lease to SDC pursuant to that certain Assignment of Lease between them entered into effective as of June 6, 1991.

     "HAZARDOUS MATERIAL" means (i) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls (PCBs); (ii) any chemicals or other materials or substances which are defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants"
or words of similar import under any Environmental Law; and (iii) any other chemical or other material or substance, exposure to which is prohibited, limited or regulated by any applicable Governmental or Regulatory Authority under any Environmental Law.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     "INDEMNITEE" means Purchaser and its Affiliates and the respective officers, directors, employees and shareholders of the foregoing, and their successors and assigns.

     "INDEMNITY NOTICE" means written notification pursuant to Section 11.2(a)
of a Claim for indemnity under Article 11 by an Indemnitee, specifying the nature of and basis for such Claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Claim.

     "INITIAL PURCHASE PRICE" has the meaning assigned to it in Section 2.2.1.

     "IP RIGHTS" means any copyrights (registered or unregistered), rights in the trademarks, trade names, brand names, service marks, logos or other identifiers used by Sellers or SDC in their business (registered or unregistered), trade secret rights and other intellectual property rights
(including, without limitation, rights of enforcement) in each case associated with the Facility, the Technology or the Steamboat I or IA geothermal plants.

     "IRS" means the United States Internal Revenue Service.

     "KNOWLEDGE" or similar phrases in this Agreement with regard to representations and warranties to a Party's knowledge means with regard to
Sellers the actual knowledge of Sellers, SDC, the Sellers' Steamboat Affiliates and the officers, directors, managers, members and shareholders of the foregoing and means with regard to Purchaser the actual knowledge of Purchaser and Ormat
Nevada and the officers, directors, managers, members and shareholders of the foregoing.

     "LAWS" means all constitutions, treaties, laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the
United States or any state, county, city or other political subdivision or of any applicable Governmental or Regulatory Authority.

     "LEASE TRUSTEE" means BNY Western Trust Company (as successor-in-interest to Wells Fargo (Bank) National Association which was the successor-in-interest to First Interstate Bank of Nevada, N.A.) as trustee of the trust created pursuant to that certain First Amended and Restated Steamboat II and III Lease
Trust Agreement dated December 31, 1992 between GECC and First Interstate Bank of Nevada, N.A. as trustee.

     "LETTER OF INTENT" means that certain Letter of Intent signed by Ormat
Nevada on July 3, 2003, and countersigned by certain Affiliates of Sellers on
July 3, 2003.

     "LIABILITIES" has the meaning assigned to it in Section 2.2.2.

     "LICENSES" means all material licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     "LIENS" means any charge, claim, "adverse claim" (as defined in Section
8-102(a)(1) of the Uniform Commercial Code), community property interest, condition, equitable interest, easement, encumbrance, option, lien, pledge, hypothecation, assignment, deposit arrangement, security interest (preference, priority or other security agreement or preferential arrangement of any kind), mortgage, deed of trust, retention of title agreement, right of first refusal, right of first offer, preemptive right, or other restriction or granting of any rights of any kind (including any restriction on, or right granted with respect to, the use, voting, transfer, receipt of income or exercise of any other attribute of ownership).

     "LOI LOAN" means the sum of the outstanding principal and interest on the
Five Hundred Thousand Dollar ($500,000) loan made by Ormat Nevada pursuant to that certain promissory note dated July 7, 2003 to certain Affiliates of Sellers in favor of Ormat Nevada and guaranteed by certain individuals pursuant to that certain Guaranty dated July 7, 2003 entered into by them for the benefit of
Ormat Nevada.

     "LOSS" means any and all damages (including incidental and consequential damages), assessments, fines, penalties, deficiencies, losses, judgments, amounts paid in settlement or diminution in value, costs and expenses
(including, without limitation, interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable expenses incurred in investigating, preparing, defending against or prosecuting any litigation or claim, action, suit, proceeding or demand).

     "MARATHON" means Marathon Capital, LLC, a Delaware limited liability company.

     "MASTER LEASE" means that certain Master Lease and Sublease Agreement, dated as of December 31, 1992 between First Interstate Bank of Nevada, N.A., as
Lessor, and SDC, as Lessee.

     "MASTER LEASE BUYOUT" means a buyout and termination of the Master Lease and all related GECC Documents, and the termination or unwinding of SDC assignments of such GECC Documents, all in form and substance satisfactory to
Purchaser, whereby, among other things, the GECC Lien is released and SDC owns the Facility and is the seller under the PPAs.

     "MATERIAL ADVERSE EFFECT" means (a) when used in connection with SDC or
Purchaser, any change or effect (or any development that, insofar as can reasonably be foreseen, is likely to result in any change or effect) that, individually or in the aggregate with any such other changes or effects, will cost SDC or Purchaser more than Two Hundred Thousand Dollars ($200,000) or is otherwise materially adverse to the business as presently conducted or proposed to be conducted, Assets and Properties, financial condition, or results of operations of SDC or Purchaser, as the case may be; and (b) when used in connection with any Seller, any change or effect (or any development that, insofar as can reasonably be foreseen, is likely to result in any change or effect) that, individually or in the aggregate with any other such changes or effects, (i) is materially adverse to the ability of such Seller to perform its obligations under this Agreement or (ii) is reasonably likely to materially delay or prevent consummation of the transactions contemplated hereby.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     "MATERIAL BREACH" means any breach of or default under this Agreement by a
Party that is reasonably likely to cause (a) a Material Adverse Effect upon the other Party or SDC or (b) a Loss to the other Party or SDC which exceeds Two
Hundred Thousand Dollars ($200,000).

     "MATERIAL CONTRACTS" means the Contracts identified in Schedule I.

     "MEYBERG PROPERTY" means the 120-acre tract of land located in or about the
Steamboat KGRA as more particularly described in Exhibit I.

     "MEYBERG PROPERTY INDEBTEDNESS" means the principal and interest secured by the Meyberg Property under that Loan Modification Agreement, dated March 26,
2003, between Zions First National Bank, Far West, SBG and Geo in the
approximate amount of $5,557,091 as of August 10, 2003.

     "NEVADA WELL BOND" means the Fifty Thousand Dollar ($50,000) well drilling bond posted by SDC with the State of Nevada.

     "NON-FOREIGN AFFIDAVIT" means a non-foreign entity certificate in the form set forth in Exhibit XI.

     "O&M AGREEMENT" means that certain Operation and Maintenance Agreement dated as of November 12, 1991 between SDC and SBG, as amended by that certain
First Amendment dated December 31, 1992.

     "ORDER" means any award, writ, judgment, decision, decree, stipulation, injunction, ruling or similar order of any Governmental or Regulatory Authority
(in each such case whether preliminary or final).

     "ORMAT NEVADA" means Ormat Nevada Inc., a Delaware corporation. Ormat
Nevada is an Affiliate of Purchaser.

     "PARTY" means Sellers or Purchaser.

     "PERMITTED LIEN" means (i) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a liability that is not yet due; (iii) zoning, entitlement, conservation restriction and other land use and environmental regulations by any Governmental or Regulatory Authority; (iv) any minor imperfection of title or similar Lien which individually or in the aggregate with other matters could not reasonably be expected to create a Material Adverse Effect; and (v) the GECC Lien and any
Lien arising under the GECC Documents.

     "PERSON" means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

                                        9                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     "PERSONAL PROPERTY" means the personal property identified in Section
3.13.4 of the Disclosure Schedule pursuant to Section 3.13.4 of this Agreement.

     "PPAS" means (i) that certain Long Term Agreement for the Purchase and Sale of Electricity, Steamboat II, dated January 24, 1991, between Lease Trustee (as successor in interest to Construction Trustee (as that term is defined in the
Financing Agreement), SDC and Far West) and SPPC, as amended by the Amendment to the Long Term Agreement for the Purchase and Sale of Electricity dated October
29, 1991, and as further amended by the Amendment to the Long Term Agreement for the Purchase and Sale of Electricity Steamboat II dated October 29, 1991 and
(ii) that certain Long Term Agreement for the Purchase and Sale of Electricity,
Steamboat III, dated January 18, 1992, between Lease Trustee (as successor in interest to Construction Trustee (as that term is defined in the Financing
Agreement), SDC and Far West) and SPPC.

     "PREPAID EXPENSES" has the meaning assigned to it in Section 2.2.2.

     "PRIME RATE" means the rate published in The Wall Street Journal as the
"Prime Rate" from time to time or, if more than one rate is published, the arithmetic mean of such rates, in either case determined as of the date the obligation to pay interest arises (or the most recent publication date prior thereto), but in no event shall any interest under this Agreement exceed the maximum amount permitted by applicable Law.

     "PURCHASE PRICE" has the meaning assigned to it in Section 2.2.1.

     "PURCHASE PRICE ALLOCATION" has the meaning assigned to it in Section
2.5.1.

     "PURCHASED INTERESTS" means (a) all of the outstanding stock of SDC; (b)
the SBG Assets, (c) the FWC Assets and (d) fee simple absolute title in and to the Meyberg Property. For the avoidance of doubt, specifically excluded from the
Purchase Interests are: the Excluded PPA, the SPPC Litigation, the Combs
Litigation, and the Nevada Well Bond.

     "PURCHASER" has the meaning assigned to it in the introductory paragraph to this Agreement.

     "REAL PROPERTY" means the real property and real property interests identified in Section 3.13.1 of the Disclosure Schedule pursuant to Section
3.13.1 of this Agreement.

     "RELEASE" means any release, spill, emission, leak, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

     "REPRESENTATIVES" means, for any Person, any director, officer, manager, employee, counsel, accountant, financial advisor or consultant of such Person.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     "RESOLUTION PERIOD" means the period ending thirty (30) days following receipt by an Indemnitee of a written notice from Sellers' Representative stating that Sellers dispute all or any portion of a Claim set forth in a Claim
Notice or an Indemnity Notice.

     "SBG" has the meaning assigned to it in the introductory paragraph to this
Agreement.

     "SBG ASSETS" means the Assets and Properties described in Exhibit X.

     "SCHEDULE OF PAYMENTS" has the meaning assigned to it in Section 2.4.1

     "SDC" has the meaning assigned to it in the recitals to this Agreement.

     "SDC RECLAMATION FUND PAYABLE" means that portion, accrued through the
Closing Date, of the obligation of SDC to pay Three Hundred Seventy-Five
Thousand Dollars ($375,000) into a reclamation fund pursuant to the Fleetwood
Sublease. The accrual through the Closing Date shall equal (i) the one hundred and twenty-five thousand dollars ($125,000) due prior to the Closing Date plus
(ii) that portion of the sixty-two thousand five-hundred dollars ($62,500) due on July 31, 2004 multiplied by a fraction, the numerator of which is the number of days from July 31, 2003 through the Closing Date and the denominator of which is three hundred and sixty-five (365).

     "SECTION 338 ALLOCATION" has the meaning assigned to it in Section 2.5.2.

     "SECTION 338(H)(10) ELECTIONS" has the meaning assigned to it in Section
9.3.

     "SELLERS" has the meaning assigned to it in the introductory paragraph to this Agreement.

     "SELLERS' CONSENTS" means the consents, approval and waivers described in
Section 3.4 of the Disclosure Schedule.

     "SELLERS' REPRESENTATIVE" means the Person designated to be the Sellers'
Representative pursuant to Section 11.3.

     "SELLERS' STEAMBOAT AFFILIATES" means those Affiliates of Sellers that prior to Closing have been involved directly or indirectly in the ownership, operation, maintenance or other dealings with the Facility.

     "SPECIAL FACILITIES AGREEMENT" means the Special Facilities Agreement dated
April 24, 1992 between SPPC and SDC.

     "SPPC" means Sierra Pacific Power Company, a Nevada corporation.

     "SPPC LITIGATION" means SPPC v. Steamboat Development Corp., No. CV01-04957 filed September 14, 2001 in the Second Judicial District Court of Washoe County,
Nevada.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     "STEAMBOAT KGRA" means the Steamboat Known Geothermal Area located in
Washoe County, Nevada as the same has been determined by the U.S. Department of the Interior, Bureau of Land Management pursuant to 43 CFR Sections 3200 et.
seq., including Section 3203.11.

     "STRADDLE PERIOD" has the meaning assigned to it in Section 9.1.

     "SUPPORT AGREEMENT" means that certain Support Agreement dated as of
December 31, 1992 between SDC and FWC (as successor to Far West Consulting,
Inc.).

     "TAX CLAIM" has the meaning assigned to it in Section 9.4.1.

     "TAX RETURNS" means all reports, returns, declarations, claims for refund, information returns, statements or other similar documents, including any schedules or attachments thereto, and including any amendment thereof with respect to any Taxes.

     "TAXES" means (i) any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including, without limitation, taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, social security, unemployment, business license, occupation, stamp, environmental, workers compensation,
Pension Benefit Guaranty Corporation premiums, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts; (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being or ceasing to be a member of an affiliated, consolidated, combined or unitary group for any period
(including, without limitation, any liability under U.S. Treasury Regulation
Section 1.1502-6 or any comparable provision of applicable Law); and (iii) any liability for the payment of any amounts of the type described in clause (i) or
(ii) as a result of any express or implied obligation to indemnify any other
Person or as a result of any obligations under any agreements or arrangements with any other Person with respect to such amounts and including any liability for taxes of a predecessor entity. The term "Tax" means any one of the foregoing
Taxes.

     "TECHNOLOGY" means (a) all products, computer programs, specifications, source code, object code, graphics, devices, techniques, algorithms, methods, technology, processes, procedures, packaging, trade dress, formulae, drawings, designs, concepts, user interfaces, development tools and content that have been, or are currently proposed to be, developed, produced, used and/or sold in the business of the SDC or SBG or that is used prior to Closing by any of
Sellers or the Sellers' Steamboat Affiliates in connection with their activities, if any, related to the operation and maintenance of the Facility or the Steamboat I and IA geothermal power plants; (b) any and all updates, enhancements, corrections, modifications, improvements and releases related to the items set forth in (a) above; (c) any and all technology and work in progress related to the items set forth in (a) and (b) above; and (d) all inventions, discoveries, processes, designs, trade secrets, know-how and other confidential or proprietary information related to the items set forth in (a),
(b) and (c) above.

     "THIRD PARTY CLAIM" has the meaning assigned to it in Section 11.2(a).

                                       12                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     "THIRD PARTY LICENSES" means all license agreements or other Contracts pursuant to which SDC or SBG have the right to use (in the manner used by SDC or
SBG or their predecessors) the Third Party Technologies.

     "THIRD PARTY TECHNOLOGIES" means any Technology used in the businesses of
SDC or SBG for which SDC or SBG do not own all right, title and interest.

     "THRESHOLD AMOUNT" has the meaning assigned to it in Section 11.1.2.

     "TIC NOTE" means that certain Amended and Restated Subordinated Promissory
Note dated September 20, 1994, in the principal amount of $2,090,000 made by SDC in favor of GECC (as successor in interest to TIC - The Industrial Company, a
Delaware corporation).

     "TOWNE LEASE" means that certain Geothermal Resource Lease dated May 31,
1991 between Dorothy A. Towne as an individual and as trustee under that certain
Declaration of Trust made on September 24, 1984 and Fleetwood Corporation, an
Oregon corporation as amended by (a) that certain Consent to Assignment,
Amendment of Lease and Nondisturbance and Attornment Agreement dated May 31,
1991 among SDC, Fleetwood, Dorothy A. Towne as an individual and as trustee under that certain Declaration of Trust made on September 24, 1984 ("Towne") and
GECC, (b) Amendment To Consent To Assignment, Amendment of Lease and
Nondisturbance and Attornment Agreement dated May 31, 1991 among SDC, Towne,
Fleetwood and GECC, (c) Second Consent To Assignment, Amendment of Lease and
Nondisturbance and Attornment Agreement dated November 12, 1991 among SDC, First
Interstate Bank of Nevada, N.A. (as Construction Trustee), Towne, Fleetwood
Corporation and GECC, (d) First Amendment To Second Consent To Assignment,
Amendment of Lease and Nondisturbance and Attornment Agreement dated December
31, 1992 among SDC, First Interstate (as Owner Trustee), Towne, Fleetwood and
GECC and (e) settlement of litigation between Far West and SDC on the one hand, and Towne and Fleetwood on the other hand, in Case No. CV93-05038 in the Second
Judicial District Court of Washoe County, Nevada.

1.2  CONSTRUCTION OF CERTAIN TERMS AND PHRASES

     Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms
"hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article", "Exhibit", "Schedule" or "Section"
refer to the specified Article, Exhibit, Schedule or Section of this Agreement;
and (v) "include" or "including" means including without limiting the generality of any description preceding such term. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

                                       13                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                         ARTICLE 2. SALE AND PURCHASE OF
                         PURCHASED INTERESTS AND CLOSING

2.1  THE SALE

     2.1.1. Subject to the conditions set forth in this Agreement, at the
Closing Sellers shall sell, transfer, convey, assign and deliver to Purchaser, or one or more nominees of Purchaser designated at the Closing, free and clear of all Liens (other than the Liens on the Purchased Interests identified in
Section 3.5.4 of the Disclosure Schedule), and Purchaser will purchase and pay for, the Purchased Interests.

     2.1.2 Purchaser does not assume or otherwise become liable for by virtue of this Agreement any obligation or liability of any Seller; provided, however, that the foregoing shall not be construed as limiting the post-Closing obligations or liabilities of SDC as contemplated in this Agreement including those arising under the GECC Documents. Further, with regard to the Meyberg
Property, real property and personal property ad valorem taxes shall be prorated as of the Closing Date, based upon the actual days involved. Sellers shall be responsible for and pay all such ad valorem taxes for any period prior to the
Closing Date and Purchaser shall be responsible for and pay all such ad valorem taxes for any period after the Closing Date.

2.2  PURCHASE PRICE AND PURCHASE PRICE ADJUSTMENT

     2.2.1. The purchase price for the Purchased Interests (the "PURCHASE
PRICE") shall equal Thirty Million Six Hundred and Fifty Thousand Dollars
($30,650,000) (the "INITIAL PURCHASE PRICE") as such amount is adjusted pursuant to Section 2.2.2, 2.2.3 and Section 2.4.3.

     2.2.2. Attached as Exhibit VIII is an example of an ESTIMATED ADJUSTMENT
STATEMENT that sets forth as of the Closing Date: (i) a good faith estimate of all accrued liabilities of SDC (including, without limitation, any liabilities for Taxes, any legal fees or other amounts owed to GECC, any outstanding principal and accrued interest of any indebtedness and the SDC Reclamation Fund
Payable) other than up to One Million One Hundred Thousand Dollars ($1,100,000)
of indebtedness of SDC under the TIC Note ("LIABILITIES"); (ii) a good faith estimate of the accrued gross revenues of SDC that will not have been received prior to the Closing Date ("ACCOUNTS RECEIVABLE"); (iii) the expenses of SDC that have been paid in advance (including property Taxes but excluding insurance) as prorated for the period following the Closing Date ("PREPAID
EXPENSES"); and (iv) the Escrow Reserve Account Balances as of Closing and the
calculation of any Escrow Reserve Account Excess or Escrow Reserve Account
Shortfall. By or before 10:00 a.m. on the third Business Day prior to the scheduled Closing Date, Purchaser shall prepare and deliver to Sellers an updated ESTIMATED ADJUSTMENT STATEMENT. The updated Estimated Adjustment
Statement will be prepared on a basis consistent with the Financial Statements.
Upon Purchaser's request Sellers will furnish Purchaser with the relevant Books and Reports and other information of Sellers and SDC reasonably necessary for
Purchaser to prepare the updated Estimated Adjustment Statement. This good faith
Estimated Adjustment Statement will be prepared solely based on, and in a form similar to, the most recent Financial Statements prepared by

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

Sellers and on the financial condition of SDC on that third business day prior the scheduled Closing Date and provided to Purchaser hereunder, which shall be prepared in good faith and in accordance with GAAP.

     2.2.3. If the sum of the Liabilities and the Escrow Reserve Account
Shortfall, if any, as set forth on the Estimated Adjustment Statement exceeds the sum of the Accounts Receivable, the Prepaid Expenses and the Escrow Reserve
Account Excess, if any, as set forth thereon, the Initial Purchase Price will be reduced by an amount equal to the excess. If the sum of the Accounts Receivable, the Prepaid Expenses and the Escrow Reserve Account Excess, if any, as set forth on the Estimated Adjustment Statement exceeds the sum of the Liabilities and the
Escrow Reserve Account Shortfall, if any as set forth thereon, the Initial
Purchase Price will be increased by an amount equal to the excess.

2.3  CLOSING

     The Closing will take place at the offices of Ormat Nevada, 980 Greg
Street, Reno, Nevada 89431-6039, at 10:00 a.m. on the Closing Date or at such other place and such other time as Purchaser and Sellers mutually agree upon.
Principals and legal counsel for each of the Parties will be present in person at the Closing. At the Closing, Purchaser will pay the Closing Payment by wire transfer of immediately available United States funds to such account or accounts as Sellers' Representative, on behalf of Sellers, may direct by written notice delivered to Purchaser at least two (2) Business Days before the Closing.
Simultaneously, Sellers will assign and transfer to Purchaser good and marketable title (subject to the lien of GECC as described in Exhibit II and the consent of GECC as provided in Section 7.16) in and to the Purchased Interests by execution and delivery of a transfer instrument, in the form attached hereto as Exhibit II. At the Closing, there shall also be delivered to Sellers and
Purchaser the opinions, certificates and other Contracts, documents and instruments required to be delivered under Articles 7 and 8. Seller shall take all additional steps as may be necessary to put Purchaser in possession and operating control of the Facility and the other Assets and Property of SDC, the
SBG Assets and the other Purchased Interests at the Closing Date and shall cooperate in completing and filing any documents necessary to transfer title to the Purchased Interests to Purchaser or its nominee.

2.4  CLOSING PAYMENT AMOUNTS

     2.4.1. The Closing Payment payable by Purchaser to Sellers at Closing shall equal the Purchase Price less (a) the sum of any outstanding principal and accrued unpaid interest on (i) the LOI Loan and any other indebtedness owed by
Sellers or any of their Affiliates to Purchaser or its Affiliates not reflected in the Estimated Adjusted Statement and (ii) the Meyberg Property Indebtedness,
(b) the amount that Sellers instructs Purchaser in writing to pay directly to
Marathon as contemplated in Section 3.7 and as set forth in a schedule delivered to Purchaser at least five (5) Business Days prior to the Closing (the "SCHEDULE
OF PAYMENTS"), (c) any amounts that Sellers direct Purchaser in writing to pay directly to creditors of Sellers or their Affiliates pursuant to the Schedule of
Payments, and (d) Sellers' share of any unpaid real property and personal property ad valorem taxes on the Meyberg Property.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     2.4.2. At the Closing, Purchaser shall cause the Meyberg Property
Indebtedness to be paid.

     2.4.3. (a) Within forty-five (45) days following the Closing Date,
Purchaser shall prepare and deliver to Sellers' Representative a final statement
(the "FINAL ADJUSTMENT STATEMENT") that sets forth, as of the Closing Date, the same information as included in the Estimated Adjustment Statement provided pursuant to Section 2.2.2 above, adjusted to take into account the final figures as of the Closing Date determined in accordance with the standard set forth in
Section 2.2.2. Sellers shall provide copies of all invoices or other billing information actually received or sent by Sellers during this forty-five (45) day period to allow Purchaser to prepare the Final Adjustment Statement in accordance with this Section. The Final Adjustment Statement shall be accompanied by such backup information and schedules as are reasonably required in order for Sellers to understand the computation of the amount(s) set forth therein.

          (b) The Parties shall attempt to agree upon the Final Adjustment
Statement within thirty (30) days following the delivery thereof to Sellers. If
Sellers dispute any item set forth on the Final Adjustment Statement, Sellers shall give Purchaser written notice thereof within thirty (30) days following the delivery to Sellers of the Final Adjustment Statement, setting forth in reasonable detail the disputed item or items. If Sellers have not delivered such notice to Purchaser within such thirty (30) day period, the Final Adjustment
Statement shall be deemed to be final. If the adjustment made in the Final
Adjustment Statement exceeds the adjustment made in the Estimated Adjustment
Statement, Sellers shall pay to Purchaser an amount equal to the excess within five (5) Business Days following the expiration of such thirty (30) day period.
If the adjustment made in the Final Adjustment Statement is less than the adjustment made in the Estimated Adjustment Statement, Purchaser shall pay to
Sellers an amount equal to the excess within five (5) Business Days following the expiration of such thirty (30) day period. If Sellers have delivered a notice of a Dispute to Purchaser, the undisputed portion of the variance amount, if any, shall be paid to the Party entitled to receive the same within five (5)
days following the delivery of the notice by Sellers to Purchaser, and the
Parties shall jointly engage the Auditor and shall direct the Auditor to make a final, binding determination of all such Disputes within forty-five (45) days of presentation to the Auditor by the Parties of the information that each such
Party believes supports its position with respect to each disputed item. Such information shall be presented by each Party to the Auditor within ten (10) days following the selection thereof. The Parties will further direct the Auditor to deliver a written notice to Purchaser and Sellers setting forth its determination with respect to each disputed item. The results of such determination will be final and binding, and the balance of the variance amount, if any, resulting from such determination will be paid to the Party entitled to receive the same within ten (10) days of the independent accountant's notice of its determination. The fees and expenses of the Auditor shall be shared equally between Sellers and Purchaser.

2.5  ALLOCATION OF PAYMENT AMOUNTS

     2.5.1. Purchaser and Sellers shall report the allocation of the Purchase
Price among the Purchased Interests as provided in Schedule III and consistent with Section 1060 of the Code (the "PURCHASE PRICE ALLOCATION"). Any adjustment to the Purchase Price attributable to an Escrow Reserve Account Excess or an
Escrow Reserve Account Shortfall shall, as applicable, be added to or

                                       16                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

deducted from the amount allocated to the SDC stock in Schedule III. The Parties shall (i) be bound by such allocation, (ii) jointly prepare and file with the
IRS or other appropriate Governmental or Regulatory Authority IRS Forms 8594
(where applicable) consistent with such allocation, (iii) file a revised IRS
Form 8594 and take such other actions required by Law when the Purchase Price is finally adjusted and determined pursuant to Section 2.4.3, (iv) take no position inconsistent with such allocation for any Tax reporting purposes in the absence of a contrary determination within the meaning of Section 1313 of the Code or a similar provision of state, local or foreign Law ("DETERMINATION") and (v)
cooperate fully with each other and make available to each other, respectively, such Tax data and other information as may be reasonably required in order to timely complete the Purchase Price Allocation and any other required statements or Schedules.

     2.5.2. Prior to the Closing Date, Purchaser shall prepare and deliver to
Far West an allocation of the deemed sale price of the assets of SDC resulting from any Section 338(h)(10) Elections (the "SECTION 338 ALLOCATION") elected by
Purchaser pursuant to Section 9.3. Far West, Purchaser and their Affiliates shall report, act and file Tax Returns (including, but not limited to, IRS Form
8883) in all respects and for all Tax purposes consistently with the Section 338
Allocation and with Section 9.3 of this Agreement. Purchaser, Sellers and their
Affiliates shall each cooperate fully with each other and make available to each other, respectively, such Tax data and other information as may be reasonably required in order to timely complete the Section 338 Allocation and file any
Section 338(h)(10) Elections and any other required statements or schedules.
Except as required by a Determination, Purchaser, Sellers and their Affiliates shall not take any Tax position inconsistent with such allocation for Tax reporting purposes inconsistent with the Section 338 Allocation.

     2.5.3. Purchaser and Sellers, as appropriate, shall cooperate to prepare an adjusted Purchase Price Allocation and an adjusted Section 338(h)(10) Election to reflect any adjustments to the Purchase Price made pursuant to Section 2.4.3 or otherwise.

2.6  FURTHER ASSURANCES

     At any time and from time to time after the Closing Date, at the request of
Purchaser, and without further consideration, each Seller will and will cause its applicable Affiliates to execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as may be reasonably requested in order to more effectively transfer, convey and assign to Purchaser or
Purchaser's nominee(s) and to confirm Purchaser's or such Purchaser's nominees'
title to the Purchased Interests or portion thereof.

              ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF SELLERS

     As an inducement to Purchaser to enter into this Agreement and to consummate the transactions contemplated hereby, Sellers, jointly and severally, represent and warrant with respect to themselves and SDC, as applicable, that, except as otherwise expressly provided herein, as of the Effective Date and the
Closing Date:

                                       17                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

3.1  ORGANIZATION, STANDING AND POWER

     3.1.1. Far West, SBG and SDC are each corporations duly organized, validly existing and in good standing under the Laws of the State of Utah.

     3.1.2. FWC and Geo are each limited liability companies, duly organized, validly existing and in good standing under the Laws of the State of Nevada.

3.2  AUTHORITY; ENFORCEABILITY

     3.2.1. Sellers have all requisite power and authority to enter into, execute and deliver this Agreement, to perform their obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Sellers of this Agreement and the performance by Sellers of their obligations hereunder have been duly and validly authorized by all necessary action on their behalf.

     3.2.2. This Agreement has been duly and validly executed and delivered by
Sellers and constitutes their legal, valid and binding obligation, enforceable against them in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar
Laws relating to or affecting the rights of creditors generally, or by general equitable principles.

3.3  NO CONFLICTS

     The execution and delivery by Sellers of this Agreement do not and the performance by Sellers of their obligations under this Agreement, and the consummation of the transactions contemplated hereby, will not (with or without the giving of notice or lapse of time or both)

     (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the organization documents of Sellers or SDC or any resolution adopted by them; or

     (b) assuming that the Sellers' Consents have been obtained, be in violation of or result in a default (or give rise to any right of purchase, termination, cancellation or acceleration) under any of the terms, conditions or provisions of any Material Contract or, to the Knowledge of Sellers, any other instrument or obligation to which Sellers or SDC are a party or by which they or any of the
Purchased Interests may be bound, or result in the creation of a Lien on the
Purchased Interests; or

     (c) assuming that the Sellers' Consents have been obtained, to the
Knowledge of Sellers conflict with or result in a violation or breach of any term or provision of any Law, License or Order applicable to Sellers or SDC or any of their Assets and Properties.

3.4  APPROVALS; FILINGS

     To the knowledge of Sellers, except as set forth in Section 3.4 of the
Disclosure Schedule, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority or any

                                       18                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

other Person on the part of Sellers or SDC is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

3.5  PURCHASED INTERESTS

     3.5.1. Sellers as of the Closing Date will be the sole holders and beneficial owners of the Purchased Interests. As of the Closing Date, the
Purchased Interests will include all of the outstanding capital stock and equity securities of SDC.

     3.5.2. The authorized capital stock of SDC consists of fifteen (15) shares of common stock, no par value. The issued and outstanding capital stock of SDC consists of ten (10) shares of common stock, no par value, all of which are held of record by Far West, subject to the pledge of such SDC shares granted by Far
West to GECC pursuant to the Stock Pledge Agreement identified in Schedule I to this Agreement.

     3.5.3. All of the SDC stock share included in the Purchased Interests are duly authorized and validly issued, fully paid and non-assessable, and issued in compliance with all applicable securities Laws.

     3.5.4. Except as set forth in Section 3.5.4 of the Disclosure Schedule, (a)
neither Sellers nor SDC are parties or subject to any agreement or understanding, and there is no agreement or understanding between any Persons that affects or relates to the voting or giving of written consents with respect to any securities of SDC or the voting by any director, officer or shareholder of SDC; (b) there are no outstanding rights of first refusal, preemptive rights, options, warrants, conversion rights or other agreements, either directly or indirectly, for the purchase or acquisition from Sellers of any Purchased
Interests or other securities of SDC or any other restriction on sale or transfer thereof; and (c) there are no pledges of any Purchased Interests or any security interest or other lien or encumbrance thereof.

     3.5.5. SDC does not own, directly or indirectly, any ownership, equity, profits or voting interest in, or otherwise control, any corporation, partnership, joint venture or other Person, and have no agreement or commitment to purchase any such interest.

     3.5.6. Except as set forth in Section 3.5.4 of the Disclosure Schedule,
Sellers own the Purchased Interests free and clear of all Liens. Except as set forth in Section 3.5.6 of the Disclosure Schedule, upon the consummation of the sale of the Purchased Interests contemplated under this Agreement, Purchaser will have good title to the Purchased Interests free and clear of all Liens and any restriction on sale, transfer or voting, preemptive rights, options or other right to purchase.

3.6  LEGAL PROCEEDINGS

     3.6.1. Except as set forth in Section 3.6.1 of the Disclosure Schedule, neither Sellers, SDC nor the Sellers' Steamboat Affiliates have received notice of any Claims that are pending against Sellers, SDC or the Sellers' Steamboat
Affiliates, and, to the Knowledge of Sellers, there are no Claims threatened against Sellers, SDC or Sellers' Steamboat Affiliates which could reasonably be expected

                                       19                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

(i) to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal, materially delaying or preventing the consummation of, or awarding damages as a result of, any of the transactions contemplated by this Agreement, or (ii) individually or in the aggregate, to create a Material Adverse Effect upon any of them.

     3.6.2. Except as set forth in Section 3.6.2 of the Disclosure Schedule, to the Knowledge of Sellers no Orders are outstanding against Sellers or SDC that, individually or in the aggregate, could reasonably be expected to have a
Material Adverse Effect upon any of them.

     3.6.3. To the Knowledge of Sellers, (a) the use of any of the Technology or
IP Rights in the businesses of SDC, Sellers or the Sellers' Steamboat
Affiliates, including maintenance and repair, does not and will not conflict with, infringe, violate or interfere with or constitute an appropriation of any right, title or interest (including, without limitation, any patent, copyright, trademark or trade secret right) held by any other Person, and no Claims have been made with respect thereto, (b) all IP Rights are legally valid and enforceable without any material qualification, limitation or restriction on their use as the same is currently being used in the businesses of Sellers, SDC and the Sellers' Steamboat Affiliates and (c) no other Person is infringing or misappropriating any part of the IP Rights or otherwise making any unauthorized use of the Technology owned by Sellers or SDC. Neither Sellers, SDC nor the
Sellers' Steamboat Affiliates have received any notice (whether written, oral or otherwise) of any Claim (i) regarding any infringement, misappropriation, misuse, abuse or other interference with any third party intellectual property or proprietary rights (including, without limitation, infringement of any patent, copyright, trademark or trade secret right of any third party) by
Sellers, SDC, the Sellers' Steamboat Affiliates, the Technology or the IP Rights
or claiming that any other Person has any Claim of infringement with respect thereto or (ii) challenging the validity or enforceability of any IP Rights or
Sellers' or the Sellers' Steamboat Affiliates' ownership of or rights in any
Technology or the IP Rights.

     3.6.4. SDC and Sellers have all IP Rights, Contract rights and other rights necessary for SDC, Sellers and their contractors and their successors and assigns to operate, maintain and repair the material equipment of the Facility, including, without limitation, the RotoFlow turbines and the Centrilift pumps.

3.7  BROKERS

     Except for Marathon, which has functioned as Sellers' financial advisor and is Sellers' broker of record for the transactions contemplated by this
Agreement, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Sellers directly with Purchaser without the intervention of any Person on behalf of Sellers in such manner as to give rise to any valid Claim by any Person for a finder's fee, brokerage commission or similar payment. Sellers shall be responsible for the payment of all fees, commissions or other charges of Marathon and will execute a payment proceeds letter to Purchaser that will authorize payment at Closing via wire transfer directly to Marathon of its commission out of the Closing Amount proceeds. After Closing, SDC will have no obligation to Marathon including, without limitation, with respect to the transactions contemplated by this
Agreement or with regard to any future financing, lease or sale of any of their
Assets and Properties.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

3.8  SOLVENCY

     Sellers (a) are not entering into this Agreement with actual intent to hinder, delay or defraud creditors, (b) are not insolvent, (c) are capable of paying their debts as they mature, (d) are receiving a reasonably equivalent value in exchange for the Purchased Interests and the transactions contemplated by this Agreement and (e) have no present intent to file a voluntary petition for bankruptcy or otherwise seek protection from their creditors under applicable bankruptcy Laws. To the Knowledge of Sellers, the transfer of the
Purchased Interests pursuant to this Agreement is not wrongful or fraudulent with respect to any creditors of Sellers, SDC or the Sellers' Steamboat
Affiliates, and to the Knowledge of Sellers, no creditor shall be entitled to bring any Claim under any Law against Sellers, Sellers' Steamboat Affiliates,
Purchaser or SDC with respect to such transfer.

3.9  COMPLIANCE WITH LAWS AND ORDERS

     3.9.1. To the Knowledge of Sellers, SDC, and with regard to their dealings with the Facility, the Sellers' Steamboat Affiliates are and have been in compliance with all Laws and Licenses (including, without limitation,
Environmental Laws and Environmental Permits) applicable to the operation of their business, to their employees, or to their Assets and Property. Except as set forth in Section 3.9.1 of the Disclosure Schedule, neither Sellers, SDC nor the Sellers' Steamboat Affiliates have received any written notice or other written communication from any Governmental or Regulatory Authority or any other
Person regarding (a) any actual, alleged, possible or potential violation of, or failure to comply with, any Law or Order, or any intention to conduct an investigation or review regarding any of the foregoing or (b) any actual, alleged, possible or potential obligation on the part of Sellers, SDC or the
Sellers' Steamboat Affiliates to undertake, or to bear all or any portion of the cost of, any remedial action of any nature, that could reasonably be expected to create or result in a Material Adverse Effect upon SDC or, after Closing,
Purchaser.

     3.9.2. To the Knowledge of Sellers, (a) no part of the Real Property, including, but not limited to, all surface and subsurface soil, sediments, groundwater and surface water located on, in or under the Real Property, was or is contaminated with any Hazardous Materials or constituents thereof, which contamination has given or may give rise to any obligation of SDC, any of the
Sellers' Steamboat Affiliates or, after Closing, Purchaser under any applicable
Environmental Laws, (b) no real property adjacent to or adjoining the Real
Property has been or is being so contaminated, (c) neither Sellers, SDC nor the
Sellers' Steamboat Affiliates (with regard to the Real Property) have transported, stored, treated, recycled, handled or disposed of, or allowed or arranged for any third party to transport, store, treat, recycle, handle or dispose of, any Hazardous Materials to or at any location in violation of any
Environmental Laws, (d) Sellers, SDC and the Sellers' Steamboat Affiliates have reported, recorded or filed, and have provided to Purchaser, true, accurate and complete copies of all reports with respect to any Release required by any
Environmental Laws to be reported by Sellers, SDC or the Sellers' Steamboat
Affiliates (with regard to the Real Property) to any Government or Regulatory
Authority, (e) Sellers, SDC and the Sellers' Steamboat Affiliates (with regard to the Real Property) have maintained all environmental and operating documents and records in the manner and for the time periods required

                                       21                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

by any Environmental Laws, and (f) neither Sellers, SDC nor the Sellers'
Steamboat Affiliates have caused or permitted any Release on, from or off-site of the Real Property, or of any Release from any facility owned or operated by third parties but with respect to which any such Person is or may be alleged to have liability, including, but not limited to, liability for personal injury, cleanup or restoration, which Release caused or could reasonably be expected to cause a material Loss to SDC or, after Closing, Purchaser.

3.10 FINANCIAL STATEMENTS

     The Financial Statements and Books and Records provided by Sellers to
Purchaser prior to Closing present fairly in accordance with GAAP the financial position, results of operations and changes in financial position of SDC at the dates and for the periods indicated, subject, in the case of the unaudited financial statements, to normal recurring period-end adjustments.

3.11 ABSENCE OF CERTAIN CHANGES

     Except as disclosed in Section 3.11 of the Disclosure Schedule or as otherwise expressly provided in this Agreement, since June 30, 2003, SDC and
Sellers have not with regard to SDC or the Assets and Property of SDC or those of the Sellers included in the Purchased Interests

     (a) incurred, permitted or allowed any of their Assets and Properties to be subjected to any Lien, other than Liens existing on the date hereof or Permitted
Liens;

     (b) incurred or created any indebtedness or obligation, or assumed or guaranteed (whether by way of guarantee, endorsement, indemnity, warranty or otherwise) any indebtedness or obligation of any other Person;

     (c) sold, transferred, leased, or otherwise disposed of any Assets and
Properties subject to this Agreement, except in the ordinary course of business consistent with past practice and except that Far West may convey its right, title and interest in and to any portion of the Meyberg Property to Geo;

     (d) incurred any material liabilities or obligations that would be required by GAAP to be shown on SDC's balance sheet or the footnotes thereto;

     (e) Except for that repair to the turbine generator and the changeout of the HA-4 submersable pump as disclosed in Section 3.11(e) of the Disclosure
Schedule, suffered any damage, destruction or casualty Loss (whether or not covered by insurance) in excess, in the singular or aggregate, of Two Hundred
Thousand Dollars ($200,000);

     (f) entered into any transaction outside the ordinary course of their business other than this transaction;

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     (g) re-negotiated, amended, waived in writing or terminated (partially or completely) any Material Contract to which they are a party, or any
Environmental Permit or License related to the ownership and operations of the
Facility;

     (h) made any payment, loan or advance to, or entered into any agreement, arrangement or transaction with, any of SDC's shareholders or its Affiliates, or any business or entity in which any of its shareholders or its Affiliates, or any directors, officers or employees of any of the foregoing, have either a direct or indirect interest that will continue in effect beyond the Closing other than in the ordinary course of business;

     (i) changed SDC's organizational documents;

     (j) received oral or written notice that there has been, will be or may be, a loss of, or Contract cancellation by, SPPC or any supplier or licensor of SDC or SBG, which loss or cancellation would result in lost annual revenues to SDC or SBG of at least Two Hundred Thousand Dollars ($200,000), or formed the basis for any belief that there may be such a loss or cancellation;

     (k) forgiven or canceled any indebtedness or waived any claims or rights of material value (including, without limitation, any indebtedness owing by any shareholder, officer, director or Affiliate of SDC);

     (l) granted, other than in the ordinary course of business and consistent with past practice, any increase in the compensation of directors or officers or any employees or consultants set forth in Disclosure Schedule 3.19 or Schedule
IV;

     (m) paid, discharged or satisfied any Claims, liabilities or obligations
(absolute, accrued or contingent) other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of claims, liabilities and obligations reflected or reserved against in the balance sheet included in the Financial Statements or incurred in the ordinary course of business and consistent with past practice since the date of the Financial Statements, or prepaid any obligation having a fixed maturity of more than ninety (90) days from the date such obligation was issued or incurred;

     (n) disposed of or permitted to lapse any rights to the use of any trademark, trade name, patent or copyright, or disposed of or disclosed to any
Person other than Representatives of Sellers or SDC any trade secret, formula, process or know-how not theretofore a matter of public knowledge;

     (o) made any single capital expenditure or commitment in excess of Two
Hundred Thousand Dollars ($200,000) for additions to property, plant, equipment or intangible capital assets or made aggregate capital expenditures in excess of
Two Hundred Fifty Thousand Dollars ($250,000) for additions to property, plant, equipment or intangible capital assets;

     (p) made any change in any SDC method of accounting or accounting practice or internal control procedure;

                                       23                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     (q) issued any SDC capital stock, other securities or options or other rights to acquire capital stock or other securities, or declared, paid or set aside for payment any dividend or other distribution in respect of its capital stock, or redeemed, purchased or otherwise acquired, directly or indirectly, any shares of capital stock or other securities of SDC, or otherwise permitted the withdrawal by any of the holders of capital stock of SDC of any cash or other assets (real, personal or mixed, tangible or intangible), in compensation, indebtedness or otherwise, other than payments of compensation in the ordinary course of business and consistent with past practice;

     (r) entered into or agreed to enter into, or otherwise suffered to be outstanding, any power of attorney of SDC or any obligations or liabilities
(absolute, accrued or contingent) of SDC, as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise, in respect of the obligation of any other Person;

     (s) received notice of, or otherwise obtained Knowledge of (i) any Claim involving, pending against or threatened against Sellers or SDC before or by any court or governmental or non-governmental department, commission, board, bureau, agency or instrumentality, or any other Person; (ii) any valid basis for any
Claim or the application of any fine or penalty adverse to Sellers or SDC or any officer or director of Sellers or SDC before or by any Person; or (iii) any outstanding or unsatisfied judgments, orders, decrees or stipulations to which
Sellers or SDC or any officer or director of Sellers or SDC is a party that relates directly to the transactions contemplated herein or that would have any
Material Adverse Effect upon SDC or, after Closing, Purchaser;

     (t) received notice of, or otherwise obtained Knowledge of, any other event or facts that could result in a Material Adverse Effect upon SDC or, after
Closing, Purchaser;

     (u) Sellers and SDC have not revalued any of their assets, made any Tax election, changed any annual Tax accounting period, amended any Tax Return, entered into any closing agreement, settled any Tax claim or assessment, surrendered any right to claim a Tax refund or failed to make the payments or consent to an extension or waiver of the limitations period applicable to any
Tax claim or assessment; or

     (v) reached any understanding, whether in writing or otherwise, or entered into any Contract or commitment (contingent or otherwise) to do or engage in any action described in this Section 3.11.

3.12 REGULATORY STATUS

     Neither Sellers nor SDC has received any written notice from any
Governmental or Regulatory Authority of any Claim denying, challenging or otherwise questioning the status of the Facility as a qualifying small power production facility within the meaning of 18 CFR Section 292.101(b)(1). Sellers have furnished to Purchaser with copies of all correspondence, notices and other communications with the United States Federal Energy Regulatory Commission regarding the above-referenced certification.

                                       24                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

3.13 PROPERTY

     3.13.1. Section 3.13.1 of the Disclosure Schedule sets forth a complete and accurate list of all real property and real property interests (including, without limitation, the Meyberg Property, the lease of the office and residential buildings on the Towne Lease property, rights of way for access over
BLM property, and any geothermal resource rights and, to the Knowledge of
Sellers, easements for the benefit of such real property) that is owned, leased, rented or used by SDC, SBG or Geo.

     3.13.2. Section 3.13.2 of the Disclosure Schedule includes all real property and real property interests (including, without limitation, any geothermal resource rights and, to the Knowledge of Sellers, easements for the benefit of such real property) that as of or prior to the Effective Date were or are owned, leased, rented or used by Sellers, SDC or Sellers' Affiliates and were or are used in whole or in part in connection with the operation and maintenance of the Facility.

     3.13.3. Sellers, to their Knowledge, have delivered to Purchaser true and complete copies of all leases, subleases, rental agreements, contracts of sale, tenancies, licenses, easements, rights of way and other Contracts and all owner records of Sellers, SDC and the Sellers' Steamboat Affiliates (including correspondence with lessors) relating to the Real Property.

     3.13.4. Section 3.13.4 of the Disclosure Schedule sets forth a complete and accurate list of the inventory, spare parts, rolling stock, equipment and each other item of personal property as of June 30, 2003 that is owned, leased, rented or used by Sellers or SDC or that prior to Closing is or was owned, leased, rented or used by any of the Sellers' Steamboat Affiliates and in each case is being used or is or was intended for use in the operation and maintenance of the Facility or the Steamboat I and IA geothermal projects in
Washoe County, Nevada having a book value in excess of Fifty Thousand Dollars
($50,000). Sellers have delivered to Purchaser true and complete copies of all leases, subleases, rental agreements, contracts of sale, tenancies, licenses and other Contracts relating to the Personal Property.

     3.13.5. Section 3.13.5 of the Disclosure Schedule sets forth a list of all material Third Party Technology and all Third Party License Agreements related thereto indicating, with respect to each of the Third Party Technologies listed, the owner and the Third Party License. To the Knowledge of Sellers, (a) SDC and
Sellers have the lawful right to use (free of any material restriction) all other Third Party Technology necessary for the conduct of their businesses as now conducted where the absence of such usage right would have a Material
Adverse Effect on SDC or, after Closing, Purchaser, (b) all Third Party Licenses with respect to such Third Party Technology are valid, binding and in full force and effect, (c) Sellers, SDC and each other party to Third Party Licenses have performed in all material respects their obligations thereunder (d) neither
Sellers, SDC nor any other party to the Third Party Licenses is in default thereunder nor has there occurred any event or circumstance which with notice or lapse of time or both would constitute a default or event of default, on the part of Sellers, SDC or any other party thereto or give to any other party thereto the right to terminate or modify any such Third Party License. Neither
Sellers nor SDC have received notice that any party to any Third Party License intends to cancel, terminate or refuse to renew (if renewable) such Third Party
License or to exercise or decline to exercise any option or right thereunder.

                                       25                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     3.13.6. The Real Property and the Personal Property include all of the material properties and assets (whether real, personal or mixed, tangible or intangible) (a) reflected in the Financial Statements or (b) used in the business of SDC or used by Sellers in connection with the operation and maintenance of the Facility or the Steamboat I and IA geothermal plants.

     3.13.7. Except as set forth in Section 3.13.7 of the Disclosure Schedule, to the Knowledge of Sellers, (a) the Real Property (including all offices, power plants, wells, pipelines, facilities and other structures thereon and including the Facility) and the Personal Property are in good condition and repair and are adequate for the uses to which they are being put and (b) there are no applicable adverse zoning, building or land use codes or rules, ordinances, regulations or other restrictions relating to zoning or land use that currently or may prospectively prevent, or cause the imposition of material fines or penalties as the result of, the use of all or any portion of the Real Property for the conduct of the business as presently conducted, including, without limitation, the operation and maintenance of the Facility.

     3.13.8. Except as set forth in Section 3.13.8 of the Disclosure Schedule and except for the Permitted Liens, as of Closing good and marketable title to the Real Property and Personal Property will be owned by SDC or Purchaser free and clear of all Liens.

     3.13.9. To the Knowledge of Sellers, each beneficial lease of and easement benefiting any portion of the Real Property and each lease, license, rental agreement, contract of sale or other Material Contract to which the Personal
Property or the Real Property is subject and that is beneficial to the Facility is valid, binding and enforceable in accordance with its terms against the parties thereto. Each of Sellers and SDC has performed all obligations imposed upon it under each lease and easement affecting any portion of the Real Property and each other lease, license, rental agreement, contract of sale or other
Contract to which the Personal Property or the Real Property is subject; neither
Sellers nor SDC are not in default thereunder, nor to the Knowledge of Sellers is there any event that with notice or lapse of time, or both, would constitute a default thereunder.

     3.13.10. Except as set forth in Section 3.13.10 of the Disclosure Schedule,
(a) neither Sellers, SDC nor the Sellers' Steamboat Affiliates have received notice that any party to any lease, easement or other Material Contract or instrument relating to the Real Property or the Personal Property intends to cancel, terminate or refuse to renew the same or to exercise or decline to exercise any option or other right thereunder and (b) neither Sellers nor SDC have granted any lease, sublease, tenancy, easement or license of any portion of the Real Property or Personal Property.

     3.13.11. To the Knowledge of Sellers, (i) Sellers and SDC have received all
Licenses and have made all required registrations, filings or reports with any
Governmental or Regulatory Authority that are necessary or appropriate to the conduct of the businesses of SDC and SBG, (ii) SDC and SBG are in compliance with the terms of all such Licenses and (iii) such Licenses are valid and in full force and effect, and no proceeding is pending or threatened, the object of which is to revoke, limit or otherwise affect any such License. None of Sellers,
SDC or the Sellers' Steamboat Affiliates have received any written notifications of any asserted failure of SDC or SBG to obtain any such License. To the
Knowledge of Sellers, Section 3.13.1(b) of the Disclosure Schedule contains a list of all such Licenses with expiration

                                       26                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

dates, if any, and sets forth all consents, approvals and actions of, filings with and notices to any Person or Governmental Authority with regard to such
Licenses that are necessary to permit Purchaser and Sellers to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

     3.13.12. The foregoing provisions of this Section 3.13 that relate to the condition or useability of any Assets and Property or which is made subject to the Knowledge of Sellers is not a guaranty and Purchaser takes such Assets and
Property "as is - where is.".

3.14 CONTRACTS

     3.14.1. Schedule I to this Agreement contains a list of each Contract that
(i) has a value or consideration in excess of Two Hundred Thousand Dollars
($200,000) to which FWC, Geo, SBG or SDC is a party or by which FWC, Geo, SBG or
SDC or any of their Assets and Properties may be bound or affected as of the
Effective Date, or (ii) is material to the conduct of the business of FWC, Geo,
SBG or SDC , including without limitation any Contract the breach, default or termination of which would likely cause a Material Adverse Effect on FWC, Geo,
SBG or SDC or, after Closing, Purchaser.

     3.14.2. Except as set forth in Section 3.14.2 of the Disclosure Schedule
(a) all of the Material Contracts are as of the Effective Date and will be as of the Closing Date in full force and effect and constitute and will constitute as of such dates, respectively, a legal, valid and binding agreement, enforceable in accordance with its terms, of Sellers, SDC or the Sellers' Steamboat
Affiliates that are parties thereto and to the Knowledge of Sellers, the other party or parties thereto, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar Laws relating to or affecting the rights of creditors generally, or by general equitable principles, (b) the Material Contracts have not been amended or assigned, (c) all payments due from Sellers and SDC under the Material Contracts through the day prior to the Closing Date have been or shall, on or before the
Closing Date, be made and (d) neither Sellers, Sellers' Steamboat Affiliates nor
SDC have received written notice from any other party to a Material Contract to the effect that Sellers, SDC or any Sellers' Steamboat Affiliate is in violation or breach of or default under any Material Contract (or, with notice or lapse of time or both, would be in violation or breach of or default under any Material
Contract).

     3.14.3. Section 3.14.3 of the Disclosure Schedule sets forth all promissory notes, loans, lines of credits, guaranties, equipment leases, funding commitments or similar obligations pursuant to which SDC is an obligor, together with all the amounts owed or potentially owing by SDC under such obligations, in each case as of the Closing.

3.15 INSURANCE

     Set forth in Schedule 3.15 of the Disclosure Schedule is a description of all of the insurance policies of SDC in effect as of the Effective Date. All such insurance policies are in full force and effect, all premiums covering all periods up to and including the Effective Date have been paid, and no notice of cancellation or termination has been received with respect to any such policy or binder. Except as set

                                       27                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

forth in Section 3.15 of the Disclosure Schedule, SDC has not been refused any insurance with respect to their respective assets or operations and there are no outstanding Claims under or in respect of any insurance policy to which SDC or
Sellers are a party or which provides coverage to or for the benefit of or with respect to SDC or the Facility.

3.16 TAXES

     3.16.1. Except as set forth in Section 3.16.1 of the Disclosure Schedule
(a) Sellers and SDC have filed, by Closing, all Tax Returns that they were required to file; (b) all such Tax Returns were correct and complete in all respects and have been prepared and completed in accordance with applicable Law;
(c) no such Tax Returns are currently the subject of audit or examination, nor have SDC, Sellers or the Sellers' Steamboat Affiliates been notified in writing, or otherwise, of any request for an audit or examination; (d) all Taxes owed by
Sellers and SDC (whether or not shown on any Tax Return) were paid in full when due and all of the Taxes of SDC are supported by adequate reserves on the
Financial Statements; (e) SDC has provided adequate reserves on its Financial
Statements for the payment of any Taxes accrued but not yet due and payable; (f)
other than the federal and state income tax returns for the year ended June 30,
2003, SDC is not the beneficiary of any extension of time within which to file any Tax Return, and SDC has not waived any statute of limitations in respect of
Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency; (g) Sellers and SDC have duly and timely withheld from salaries, wages or other compensation (whether or not paid in cash) and other amounts paid to creditors, independent contractors and other Persons performing services for
Sellers or SDC and paid over to the appropriate Governmental or Regulatory
Authorities, all amounts required to be so withheld and paid over for all periods under all applicable Tax or other laws; (h) no amounts have been or would be required to be withheld with respect to the lapse of restrictions on the Purchased Interests; (i) the Tax Returns of the Sellers and SDC do not
contain a disclosure under Section 6662 of the Code (or any predecessor provision or comparable provision of state, local or foreign Law); and (j)
Sellers and SDC do not do business in or derive income from any state, local or foreign jurisdiction other than those jurisdictions for which Tax Returns have been duly filed by Sellers and SDC.

     3.16.2. Except as set forth in Section 3.16.2 of the Disclosure Schedule
(a) there is no dispute, claim or proposed adjustment concerning any Tax liability of any of Sellers or SDC either (i) claimed or raised by any
Governmental or Regulatory Authority in writing or (ii) based upon personal contact with any agent of such Governmental or Regulatory Authority. Sellers and
SDC are not a party to, nor has either of them been notified in writing or otherwise, that it is the subject of any pending, proposed or threatened action, investigation, proceeding, audit, Claim or assessment by or before the IRS or any other Governmental or Regulatory Authority, and no Claim for assessment, deficiency or collection of Taxes, or proposed assessment, deficiency or collection of Taxes from the IRS or any other Governmental or Regulatory
Authority has been made which has not been satisfied, nor do any of Sellers or
SDC have any reason to believe that any such notice will be received in the future; (b) the IRS has never audited any Tax Return of Sellers or SDC; (c)
neither Sellers nor SDC has filed any requests for rulings with the IRS; (d) no power of attorney has been granted by SDC, Sellers or the Sellers'

                                       28                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

Steamboat Affiliates with respect to any matter relating to Taxes of SDC or
Sellers; (e) there are no Tax Liens of any kind upon any Assets and Property of
SDC or that are included in the Purchased Interests, except for inchoate Liens for Taxes not yet due and payable. Sellers have delivered to Purchaser correct and complete copies of all Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by Sellers or SDC since their inception.

     3.16.3. Except as set forth in Section 3.16.3 of the Disclosure Schedule
(a) neither Sellers nor SDC nor any other Person on behalf of any of them filed a consent under Section 341(f) of the Code or agreed to have Section 341(f)(2)
of the Code apply to any disposition of a subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by SDC or included in the
Purchased Interests; (b) neither Sellers nor SDC has made any payment or payments, is obligated to make any payment or payments, and is a party to (or participating employer in) any agreement or Employee Benefit Plan that could obligate it or Purchaser to make any payment or payments as a result of the consummation of the purchase of the Purchased Interests that would constitute an
"excess parachute payment," as defined in Section 280G of the Code (or any comparable provisions of foreign, state, or local Law) or that would otherwise not be deductible under Sections 162 or 404 of the Code; (c) none of Sellers or
SDC is a party to any Tax allocation, Tax sharing or similar agreement; and (d)
except as provided in Section 3.16.11, none of Sellers or SDC (1) has been a member of any affiliated group within the meaning of Code Section 1504 of the
Code or any similar group defined under a similar provision of state, local, or foreign Law filing a consolidated federal income Tax Return and (2) has liability for the Taxes of any other Person under Treasury Regulation Section
1.1502-6 (or any comparable provision of foreign, state or local law), as a transferee or successor, by Contract, or otherwise; (e) neither of Sellers or
SDC has requested or received a ruling from any Taxing Governmental or
Regulatory Authority or signed a closing agreement with any Taxing Governmental or Regulatory Authority; and (f) no Claim has ever been made by a Taxing
Governmental or Regulatory Authority in any jurisdiction where Sellers or SDC do not file Tax Returns that it is or may be subject to taxation by such jurisdiction.

     3.16.4. There has been no ownership change, as defined in Section 382(g) of the Code (or any comparable provision of state, local or foreign Law), with respect to SDC during or after any taxable period in which SDC incurred a net operating loss. Section 3.16.4 of the Disclosure Schedule sets forth the amount of any net operating loss, net capital loss, net-unrealized built-in loss (as defined under Section 382 of the Code), unused investment or other credit, unused foreign tax or excess charitable contribution allocable to SDC.

     3.16.5 SDC is not a party to any joint venture, partnership, or other arrangement or Contract which could be treated as a partnership for federal income tax purposes. No "check-the-box" elections have been filed pursuant to
U.S. Treasury Regulations Section 301.7701-3 for SDC within the 60-month period ending on the Closing Date.

     3.16.6. SDC has not been a party to a distribution to which Section 355(d)
or (e) of the Code applies.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     3.16.7. SDC does not have and never has had a permanent establishment in any foreign country, as defined in any applicable Tax treaty or convention between the United States and such foreign country, and SDC has not engaged in a trade or business within, or derived any income from, any state, local or foreign jurisdiction other than those for which Tax Returns have been duly filed by SDC. Except as set forth in Section 3.16.7 of the Disclosure Schedule, none of Sellers or SDC has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. Sellers are not "foreign persons" within the meaning of Section 1445(b)(2) of the Code.

     3.16.8. Except as set forth in Section 3.16.8 of the Disclosure Schedules, no material election has been made within the past five (5) years with respect to Taxes of SDC that has not been disclosed to Purchaser.

     3.16.9. As of the Closing Date, Sellers and SDC shall be current in the payment of any and all Taxes or other payments for which a purchaser of the
Purchased Interests could assume successor liability under Nevada Law, including, without limitation, any such Taxes or payments contemplated by Nevada
Revised Statutes Sections 612.695(2) and 360.525, as amended. SDC has never conducted business, had assets or employees, or made sales outside of Nevada.

     3.16.10. The unpaid Taxes of SDC (i) did not, as of June 30, 2003, exceed by any amount the reserve for Tax liability (other than any reserve for deferred
Taxes established to reflect timing differences between book and Tax income) set forth on the face of the balance sheet of SDC included in the Financial
Statements (rather than in any notes thereto) and (ii) will not exceed that reserve as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of SDC in filing its Tax Returns.

     3.16.11. SDC is a member of the "selling consolidated group," as defined in
Section 338(h)(10)(B) of the Code, of which Far West is the common parent.

3.17 LABOR MATTERS

     SDC does not have and has never had any employees. Except as set forth in
Section 3.17 of the Disclosure Schedule, to the Knowledge of Sellers, no labor disputes, strikes, disputes, slowdowns or stoppages, employee grievances or disciplinary actions with respect to the Facility work force are pending or threatened. No collective bargaining agreement is binding on SDC or SBG and neither SDC nor SBG has been requested by any group of employees or others to enter into any collective bargaining agreement or other agreement with any labor union or other employee organization.

3.18 EMPLOYEE BENEFIT PLANS

     SDC does not and never has sponsored, maintained, contributed or had any other legal obligation or liability with respect to any Employee Benefit Plan.
SDC has not incurred, and there exists no condition or set of circumstances in connection with which SDC or Purchaser could incur, directly or

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

indirectly, any material liability or expense under ERISA, the Code or any other applicable law, or pursuant to any indemnification or similar agreement, with respect to any Employee Benefit Plan.

3.19 PERSONNEL

     Section 3.19 of the Disclosure Schedule sets forth (a) a true and complete list of the names of all directors, officers, registered agents and Persons holding power-of-attorney on behalf of SDC and (b) a true and completed list of the names of all individuals that were employees or contractors of Sellers or any Sellers' Steamboat Affiliates and performed operation and maintenance services with regard to the Facility during the twelve (12) month period preceding the Effective Date. Except as set forth in Section 3.19 of the
Disclosure Schedule, to the Knowledge of Sellers the individuals referenced in clause (b) above have been paid all compensation that was due and owing to them by Sellers and the Sellers' Steamboat Affiliates that employed or retained them.

3.20 RELATED PARTY TRANSACTIONS

     Except as set forth in Schedule 3.20 of the Disclosure Schedule, to the
Knowledge of Sellers, after Closing neither Sellers, Sellers' Steamboat
Affiliates nor any officers, managers or directors of Sellers or the Sellers'
Steamboat Affiliates will (a) have any direct or indirect ownership interest in any business, firm or corporation with which SDC has a material business relationship or (b) be directly or indirectly interested in any Material
Contract.

3.21 CUSTOMERS AND SUPPLIERS

     Section 3.21 of the Disclosure Schedule contains a complete and accurate list of the suppliers of SDC and SBG from whom SDC and SBG have purchased any equipment, parts or services for the Facility in the three (3) year period preceding the Effective Date, where the absence of or disruption in the supply of such equipment, parts or services could reasonably be anticipated to cause a
Material Adverse Effect upon the Facility or SDC or, after Closing, Purchaser.
Neither Sellers nor SDC has received any indication (whether written or oral)
from SPPC or any such suppliers that would cause it, in its reasonable judgment, to expect any modification to its relationship with SPPC or such supplier that could reasonably be anticipated to cause a Material Adverse Effect upon SDC, its business, the Facility or Purchaser.

3.22 DISCLOSURE

     To the Knowledge of Sellers, the copies of written materials concerning
Sellers, SDC and the Facility that Sellers have delivered to or made available to Purchaser or their authorized Representatives constitute accurate copies of the originals thereof, and the Books and Records that Sellers have made available to Purchaser or their authorized Representatives constitute all documents that contain material factual information in the possession of
Sellers, SDC or the Sellers' Steamboat Affiliates concerning the Facility, the
Purchased Interests and SDC. The information and Books and Records provided by
Sellers to Purchaser fairly represent in the aggregate the businesses of FWC,
Geo, SBG and SDC. To Sellers'

                                       31                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

Knowledge, neither Sellers nor SDC has made any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made or information delivered in or pursuant to this Agreement not misleading, where such failure or omission could reasonably cause a Material
Adverse Effect on SDC, its business, the Facility or Purchaser.

3.23 BANK ACCOUNTS

     Disclosure Schedule 3.23 sets forth the names and addresses of all banks, trust companies, savings and loan associations and other financial institutions at which SDC maintains safe deposit boxes or accounts of any nature and the names of all Persons authorized to draw thereon, make withdrawals therefrom or have access thereto and the corresponding account number and account names.

             ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrants, and will cause SDC to represent and warrant, to Sellers that, except as otherwise expressly provided, as of the
Effective Date and the Closing Date:

4.1  CORPORATE EXISTENCE

     Purchaser is a limited liability company, duly organized, validly existing and in good standing under the Laws of the State of Delaware.

4.2  AUTHORITY

     The execution and delivery by Purchaser of this Agreement and the performance by Purchaser of its obligations hereunder have been duly and validly authorized by all necessary action on its behalf. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser enforceable against it in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar Laws relating to or affecting the rights of creditors generally, or by general equitable principles.

4.3  NO CONFLICTS

     The execution and delivery by Purchaser of this Agreement, the performance by Purchaser of its obligations hereunder and the consummation of the transactions contemplated hereby will not

     (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the organizational documents of Purchaser or any resolution adopted by its board of directors;

     (b) to the Knowledge of Purchaser, be in violation of or result in a default (or give rise to any right of termination, cancellation or acceleration)
under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which
Purchaser is a party or by which any of its respective Assets and Properties may be bound; or

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     (c) to the Knowledge of Purchaser, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Purchaser or any of its Assets and Properties.

4.4  GOVERNMENTAL APPROVALS AND FILINGS

     No consent, approval or action of, filing with or notice to any
Governmental or Regulatory Authority on the part of Purchaser is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

4.5  LEGAL PROCEEDINGS

     No actions or proceedings are pending or, to the Knowledge of Purchaser, threatened against it or any of its Assets and Properties that could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

4.6  BROKERS AND INVESTMENT

     All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Purchaser, or an Affiliate thereof, directly with Sellers and Marathon, in its capacity as Sellers' financial advisor, without the intervention of any Person on behalf of Purchaser in such manner as to give rise to any valid Claim by any Person (including, for the avoidance of doubt, any Affiliate of Purchaser) against Purchaser for a finder's fee, brokerage commission or similar payment.

4.7  PURCHASE FOR INVESTMENT

     Purchaser is acquiring the Purchased Interests for investment for its own account and not with a view to resell or distribute any part thereof; Purchaser has no present intention to sell, grant a participation in or otherwise distribute the Purchased Interests; provided, however, that the right to dispose of the Purchased Interests shall be entirely within the sole discretion of
Purchaser.

4.8  ADEQUATE FUNDS

     Purchaser has sufficient cash and/or access to sufficient cash through its
Affiliates to make the Closing Amount payment required under Section 2.4 of this
Agreement.

4.9  INVESTIGATION

     Purchaser acknowledges that pursuant to this Agreement it will have, prior to the Closing Date, performed the due diligence that it has deemed necessary to perform in order to close the transactions contemplated hereby, and that in making the decision to enter into this Agreement and to consummate the transactions contemplated hereby, it is relying upon its own independent investigation, analysis and evaluation of FWC, Geo, SBG and SDC and their Assets and Properties (including the Purchased Interests), businesses, financial condition and prospects and upon the express representations, warranties

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

and covenants in this Agreement and related certificates and agreements, and has not relied in any way upon any other representations, warranties or covenants of
Sellers and that, except for and subject to those express representations, warranties and covenants, in its acquisition of the Purchased Interests is indirectly acquiring the Assets and Properties of SDC and directly the Assets and Properties included in the Purchased Interests "AS IS" and without any implied representation or warranty of merchantability or fitness for any particular purpose.

                         ARTICLE 5. COVENANTS OF SELLERS

     Sellers covenant and agree with Purchaser that from the Effective Date to the earlier of the termination of this Agreement or the Closing Date, and in the case of Section 5.12 to the end of the applicable period specified therein,
Sellers will comply with all covenants and provisions of this Article 5, except to the extent Purchaser may otherwise consent in writing.

5.1  REGULATORY AND OTHER APPROVALS

     5.1.1. Sellers shall

          (a) take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and use all commercially reasonable efforts, as promptly as practicable, to obtain the Sellers' Consents and all other consents, approvals or actions of, to make all filings with, and to give all notices to, applicable Governmental or Regulatory Authorities or any other
Person required of Sellers to consummate the transactions contemplated hereby;

          (b) provide such other information and communications to such
Governmental or Regulatory Authorities or other Persons as such Governmental or
Regulatory Authorities or other Persons may reasonably request in connection therewith;

          (c) obtain the written resignations, in the form set forth in Exhibit
V, of all officers, directors and registered agents of SDC effective as of the
Closing Date;

          (d) cause Far West to convey all of its right, title and interest in and to any portion of the Meyberg Property to Geo so that Geo owns all of the right, title and interest in the Meyberg Property prior to Closing; and

          (e) provide reasonable cooperation to Purchaser in obtaining other consents, approvals or actions of, making all filings with and giving all notices to applicable Governmental or Regulatory Authorities or other Persons required of Purchaser to consummate the transactions contemplated hereby.

     5.1.2. Prior to making any filings with or providing any information to a
Governmental or Regulatory Authority pursuant to this Section 5.1, Sellers shall consult with Purchaser regarding such filings and information, obtain
Purchaser's written consent before submitting any filings containing any undertakings, obligations or conditions that survive the Closing Date, and provide copies of such filings

                                       34                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

and information to Purchaser. Sellers will provide prompt notification to
Purchaser when any such consent, approval, action, filing or notice referred to in Section 5.1.1(a) or (b) above is obtained, taken, made or given, as applicable, and will advise Purchaser of any communications (and, unless precluded by applicable Law, provide copies of any such communications that are in writing) with any applicable Governmental or Regulatory Authority or other
Person regarding any of the transactions contemplated by this Agreement.

5.2  ACCESS OF PURCHASER

     Sellers will provide or cause to be provided to Purchaser and its
Representatives reasonable access, upon reasonable prior notice and during normal business hours, to the officers and agents of Sellers and SDC who have any responsibility for SDC, the Purchased Interests or the Facility, and to
Sellers' and SDC's accountants, and shall provide Purchaser and its
Representatives with access to the Facility and the Books and Records described in Section 5.7 necessary to allow Purchaser to perform its obligations and exercise its rights under this Agreement.

5.3  PERFORMANCE UNTIL CLOSING

     Until the Closing Date, Sellers shall be responsible for all amounts payable under the Contracts and for the timely and full performance of all obligations of themselves and SDC thereunder and the enforcement of all provisions thereof and, together with SDC, shall be entitled to operate the
Facility in the ordinary course of business consistent with past practice, including making and receiving payments and cash distributions..

5.4  CERTAIN RESTRICTIONS

     Except as Purchaser may specifically authorize in writing, Sellers will ensure that

     (a) SDC will not (i) declare, set aside for payment or make any distributions (other than in cash) with respect to any of its equity interests;
(ii) redeem, purchase or otherwise acquire any of its equity interests or any rights, warrants or options for, or securities convertible into, equity interests; or (iii) split, combine or reclassify any of its equity interests or issue or authorize the issuance of, or grant any registration rights with respect to, any equity interests in lieu of or in substitution for any of its equity interests;

     (b) SDC will not issue, deliver, sell, pledge, dispose of or otherwise subject to any Lien any of its shares, any other voting securities or equity equivalent or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities or equity equivalent;

     (c) SDC will not incur, permit or allow any Lien on any of its Assets and
Properties, except in the ordinary course of business consistent with past practice, and Sellers will not incur, permit or allow

                                       35                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

any Lien on any of the Assets and Properties subject to this Agreement, other than Liens existing on the date hereof, and the Permitted Liens;

     (d) SDC will not incur or create outside the ordinary course of its business any indebtedness or obligation, or assume or guarantee (whether by way of guarantee, endorsement, indemnity, warranty or otherwise) any indebtedness or obligation of any other Person;

     (e) SDC and Sellers will not sell, convey, transfer, lease or otherwise dispose of any Assets and Properties subject to this Agreement, except in the ordinary course of business consistent with past practice or as expressly permitted in Section 5.9 or Far West conveying its right, title and interest in and to any portion of the Meyberg Property to Geo;

     (f) SDC will not incur any material liabilities or obligations that would be required by GAAP to be shown on its balance sheets or the footnotes thereto, except in the ordinary course of business consistent with past practice;

     (g) SDC will not acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or acquiring by any other manner, any business or any other Person;

     (h) SDC will not alter through merger, liquidation, reorganization, restructuring or in any other fashion its legal nature or ownership;

     (i) SDC will not change its organizational documents;

     (j) SDC will not change its accounting methods or practices (including any change in depreciation or amortization policies, or rates thereof);

     (k) Sellers and SDC will not revalue any of their assets, make any Tax election, change any annual Tax accounting period, amend any Tax Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a Tax refund or fail to make the payments or consent to an extension or waiver of the limitations period applicable to any Tax claim or assessment;

     (l) SDC will not pay, discharge or satisfy any obligation or liability, other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice, of obligations or liabilities reflected or reserved against in, or contemplated by, the Financial Statements (or notes thereto) or incurred in the ordinary course of business consistent with past practice;

     (m) Except in the ordinary course of business consistent with past practice, Sellers and SDC will not enter into, amend or modify in any material way, terminate (partially or completely), grant any waiver of any material term under, or give any material consent with respect to any Material Contract,
Environmental Permit or License related to the ownership and operation or maintenance of the Facility or any other aspect of their business or any other
Contract, if any of such actions with respect to such other Contracts would result in a Material Adverse Effect upon them or Purchaser; and

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     (n) Sellers and SDC will not enter into any understanding or any Contract to do or engage in, or which could result in, any of the foregoing.

5.5  FULFILLMENT OF CONDITIONS

     From the Effective Date to the earlier of the termination of this Agreement or the Closing Date, Sellers will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each representation and warranty of Sellers contained in this Agreement that is to be effective as of Closing and each condition to the obligations of Purchaser contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the non-fulfillment of any such representation, warranty or condition.

5.6  PERMITS

     After the date hereof and up to the Closing Date or the earlier termination of this Agreement, Sellers will use commercially reasonable efforts to and to cause SDC to (a) maintain in effect all their existing Licenses and
Environmental Permits and (b) obtain any additional Licenses and Environmental
Permits not already issued that are required in connection with the normal course of business as conducted by them as of the Effective Date.

5.7  BOOKS AND RECORDS

     On or before the Closing Date, Sellers will cause all Books and Records belonging to SDC or relating to Facility or the Steamboat I and IA geothermal plants to be in the possession of SDC or Purchaser, and Sellers will deliver such Books and Records to such Persons as Purchaser shall instruct.

5.8  OPERATION IN THE ORDINARY COURSE OF BUSINESS

     Between the Effective Date and the Closing Date, Sellers will and will cause SDC to operate in accordance with the Material Contracts.

5.9  ASSIGNMENT OR DISTRIBUTIONS OF CERTAIN ASSETS

     Sellers shall cause SDC to assign or otherwise transfer to Sellers or their designee(s) prior to Closing all right, title and interest of SDC in and to the
Combs Litigation, the Nevada Well Bond and the SPPC Litigation.

5.10 NO NEGOTIATIONS

     Until the earlier of the Closing or termination of this Agreement in accordance with its terms and subject to Section 13.2, neither Sellers, SDC nor any of their Affiliates, advisors, agents or Representatives shall, directly or indirectly, initiate discussions with, engage in negotiations with, or provide any information to any Person or group involving the possible sale, directly or indirectly, transfer or joint venture of Sellers, SDC, their Assets and Property
(including, without limitation, the Facility and

                                       37                               11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

the other assets to be conveyed as provided in this Agreement) or the Purchased
Interests or their equity interests to any Person other than Purchaser;
provided, that the foregoing obligations set forth in this Section 5.10 shall remain in effect until the outstanding principal and accrued unpaid interest of
LOI Loan and all indebtedness of Sellers and their Affiliates to Purchaser and its Affiliates has been paid in full.

5.11 NOTICE

     Between the Effective Date and the Closing Date, Sellers will promptly notify Purchaser in writing if they become aware of any fact or condition that causes or constitutes a Material Breach of Sellers' representations and warranties as of the Effective Date, or if Sellers become aware of the occurrence after the Effective Date of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Material
Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition or as of Closing. Should any such fact or condition require any change in Schedule I or the Disclosure Schedules if this Agreement were dated the date of the occurrence or discovery of any such fact or condition or as of Closing,
Sellers will promptly deliver to Purchaser a proposed supplement to Schedule I to this Agreement or the Disclosure Schedule, as applicable, specifying such change. During the same period, Sellers will promptly notify Purchaser of the occurrence of any breach of any covenant of Sellers in this Article 5 or of the occurrence of any event that may make the satisfaction of the conditions in
Articles 7 or 8 impossible or unlikely. Without limiting the generality of the foregoing, Sellers shall deliver to Purchaser at least ten (10) Business Days prior to the estimated Closing Date a proposed supplement to Schedule I to this
Agreement and the Disclosure Schedule with all of the additions, deletions and other changes necessary to make the representations and warranties of Sellers contained in this Agreement true and correct as of that date. The delivery of any notice or supplement pursuant to this Section shall not be deemed to (a)
modify the representations or warranties hereunder of Sellers unless such additions, deletions and other changes are accepted and agreed upon by Purchaser in writing, (b) modify the closing conditions set forth in this Agreement or (c)
limit or otherwise affect the remedies available hereunder to Purchaser.

5.12 STEAMBOAT KGRA RESTRICTION

     Sellers shall not, and shall ensure that their Affiliates do not:

     (a) for a period of five (5) years from the Closing Date, develop, acquire, own (including, without limitation, ownership of a leasehold, license or fee interest) or operate, or assist or otherwise participate in the development, acquisition, ownership (including, without limitation, ownership of a leasehold, license or fee interest) or operation of any geothermal power plant or other plant or project that uses or could use geothermal resources from the Steamboat
KGRA or any geothermal resource within or adjacent to the Steamboat KGRA or

     (b) for a period of two (2) years from the Closing Date, induce, or attempt to induce, any employee, consultant, contractor, customer or vendor of SDC,
Purchaser or its Affiliates to leave or otherwise terminate such employment or relationship with such Person.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

The foregoing limitations in clause (a) of this Section 5.12 do not apply to the existing contractual obligation of ATS to the University of Nevada - Reno to potentially provide electricity, provided, however, that Sellers will cause ATS to consult with Sellers and Purchaser and mutually agree with them on applicable terms and conditions regarding any implementation of such obligations.

5.13 FINANCIAL STATEMENTS

     Seller will endeavor within ten (10) days of the date of this Agreement
(and shall in no event later than twenty (20) days following the date of this
Agreement), furnish Purchaser with audited copies of the financial statements
(including balance sheet, statement of income and statement of cash flows) for
SDC for the periods ending June 30, 2002 and June 30, 2003 and, within thirty
(30) days after the end of each three (3) month period after June 30, 2003, a copy of the unaudited financial statements (including balance sheet, statement of income and statement of cash flows) for SDC, all prepared in accordance with
GAAP.

5.14 PERSONNEL

     Unless otherwise agreed upon by Purchaser in writing, Sellers will and will cause the Sellers' Steamboat Affiliates to terminate as of Closing the employment or retainage of all employees and other individual contractors specified on Schedule IV.

5.15 BANK ACCOUNTS

     SDC shall take the necessary actions to make the principals of Purchaser the authorized signatories on all bank accounts of SDC as of the Closing.

                        ARTICLE 6. COVENANTS OF PURCHASER

     Purchaser covenants and agrees with Sellers that from the Effective Date to the earlier of the termination of this Agreement or the Closing Date, it will comply with all covenants and provisions of this Article 6, except to the extent
Sellers may otherwise consent in writing.

6.1  REGULATORY AND OTHER APPROVALS

     6.1.1. Purchaser shall

          (a) take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and use all commercially reasonable efforts, as promptly as practicable, to obtain all consents, approvals or actions of, to make all filings with, and to give all notices to applicable
Governmental or Regulatory Authorities or any other Person required of Purchaser to consummate the transactions contemplated hereby;

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

          (b) provide such other information and communications to applicable
Governmental or Regulatory Authorities or other Persons as such Governmental or
Regulatory Authorities or other Persons may reasonably request in connection therewith; and

          (c) provide reasonable cooperation to Sellers in obtaining all other consents, approvals or actions of, making all filings with and giving all notices to applicable Governmental or Regulatory Authorities or other Persons required of Sellers to consummate the transactions contemplated hereby.

     6.1.2. Prior to making any filings with or providing any information to a
Governmental or Regulatory Authority pursuant to this Section 6.1, Purchaser shall consult with Sellers regarding such filings and information, obtain
Sellers' written consent before submitting any filings containing any undertakings, obligations or conditions that survive the Closing Date or the termination of this Agreement, and provide copies of such filings and information to Sellers. Purchaser will provide prompt notification to Sellers when any such consent, approval, action, filing or notice referred to in Section
6.1.1(a) above is obtained, taken, made or given, as applicable, and will advise
Sellers of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory
Authority or other Person regarding any of the transactions contemplated by this
Agreement.

6.2  FULFILLMENT OF CONDITIONS

     From the Effective Date to the earlier of the termination of this Agreement or the Closing Date, Purchaser will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of Sellers herein which are the obligations of
Purchaser and will not take or fail to take any action that could reasonably be expected to result in the non-fulfillment of any such condition.

6.3  NOTICE

     Between the Effective Date and the Closing Date, Purchaser will promptly notify Sellers in writing if either (a) Purchaser becomes aware of any fact or condition that causes or constitutes a Material Breach of Purchaser's representations and warranties as of the Effective Date, or (b) Purchaser becomes aware of the occurrence after the Effective Date of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Material Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the schedules to this Agreement if this Agreement were dated the date of the occurrence or discovery of any such fact or condition, Purchaser will promptly deliver to Sellers a supplement to the schedules specifying such change. During the same period, Purchaser will promptly notify Sellers of the occurrence of any breach of any covenant of Purchaser in this Article 6 or of the occurrence of any event that may make the satisfaction of the conditions in Article 8 impossible or unlikely.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

6.4  RETAINED LITIGATION

     If SDC's attempt to assign its interests in the Nevada Well Bond, the Combs
Litigation and the SPPC Litigation as contemplated in Section 5.9 above is ineffective notwithstanding Sellers' good faith efforts in effecting such assignment, then Purchaser will cause SDC to cooperate with Sellers or their designee(s), at Sellers' expense, in an arrangement designed to provide for
Sellers or such designee(s) the benefits of such Nevada Well Bond, Combs
Litigation and SPPC Litigation; provided, however, that Sellers shall be responsible for and promptly reimburse and indemnify and hold harmless SDC,
Purchaser and its Affiliates for any costs, expenses and other Losses that any of them may incur in connection with the Nevada Well Bond, the Combs Litigation or the SPPC Litigation or such arrangement.

                ARTICLE 7. CONDITIONS TO OBLIGATIONS OF PURCHASER

     The obligations of Purchaser hereunder to purchase the Purchased Interests are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by
Purchaser in its sole discretion):

7.1  REPRESENTATIONS AND WARRANTIES

     The representations and warranties made by Sellers in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though made on and as of such date.

7.2  PERFORMANCE

     Sellers shall have performed and complied in all material respects with the agreements, covenants and obligations required by this Agreement to be so performed or complied with by them (other than those set forth in Section 5.4, which shall have been complied with in all respects) at or before the Closing.
Further, if so requested by Purchaser, Purchaser shall have received from certain Affiliates of Sellers guarantees of the Sellers' obligations hereunder, reasonably satisfactory in form and substance to Purchaser.

7.3  OFFICERS' CERTIFICATES

     Each of Sellers shall have delivered to Purchaser a certificate, dated the
Closing Date and executed by an officer or manager of the respective Seller, substantially in the form set forth in Exhibit IV, as to the matters set forth in Sections 7.1 and 7.2, and a certificate, dated the Closing Date and executed by an officer or manager of each Seller, reasonably satisfactory in form and substance to Purchaser as to such other matters reasonably requested by
Purchaser.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

7.4  ORDERS AND LAWS

     There shall not be in effect, pending or threatened on the Closing Date any
Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

7.5  CONSENTS AND APPROVALS

     All Sellers' Consents and all other consents, approvals and actions of, filings with and notices to any other Person or Governmental or Regulatory
Authority necessary to permit Purchaser and Sellers to perform their obligations under this Agreement and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect as required to consummate the transactions contemplated hereby. All terminations or expirations of waiting periods imposed by any such Person or
Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement shall have occurred.

7.6  NO MATERIAL ADVERSE EFFECT

     There shall not have occurred on or after the Effective Date and be continuing (i) any changes or event that has a Material Adverse Effect with respect to SDC or Sellers or (ii) any Loss to the Facility, whether or not covered by insurance, that has not been repaired to the reasonable satisfaction of Purchaser.

7.7  OPINIONS OF COUNSEL

     Purchaser shall have received the opinion of Seyfarth Shaw LLP, counsel to
Sellers, dated the Closing Date, substantially in the form attached hereto as
Exhibit III.

7.8  DELIVERIES

     Sellers shall have executed and delivered to Purchaser (a) all certificates evidencing the SDC capital stock shares included in the Purchased Interests, duly endorsed to Purchaser or its nominee, (b) the executed transfer instrument in the form set forth in Exhibit II and other assignment and/or conveyance instruments reasonably requested by Purchaser, (c) two (2) copies of IRS Form
8023 and any other Section 338(h)(10) Elections requested by Purchaser and (d)
all other documents contemplated hereby to be executed and delivered by Sellers on or before Closing, which certificates, instruments and documents shall be in form and substance reasonably satisfactory to Purchaser and its counsel, and
Sellers shall have turned over to Purchaser (or made arrangements for the turnover which are satisfactory to Purchaser) the Books and Records described in
Section 5.7; provided, however, that if no Master Lease Buyout has occurred and
Far West's shares of the capital stock of SDC remain subject to the pledge made by Far West pursuant to the Stock Pledge Agreement described in Schedule I to this Agreement, then in lieu of providing the certificates evidencing such shares Far West shall provide to Purchaser such instruments, in form and substance reasonably satisfactory to Purchaser,

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

necessary to convey to Purchaser all of Far West's right, title and interest in and to such pledged SDC shares and the right to receive such shares upon the cessation of that pledge.

7.9  RELEASE

     Sellers shall have delivered to Purchaser an instrument dated the Closing
Date in form and substance reasonably satisfactory to Purchaser and its counsel releasing any and all Claims Sellers and their Affiliates may have against or with respect to SDC or Purchaser, except for such Claims arising pursuant to this Agreement, and terminating all agreements between SDC and Sellers and their
Affiliates other than the O&M Agreement and the Support Agreement. Prior to
Closing, Sellers and their Affiliates shall repay to SDC all outstanding indebtedness that Sellers and their Affiliates may owe SDC.

7.10 GOOD STANDING

     Sellers shall have delivered to Purchaser certificates, dated as of a date no more than thirty (30) days prior to the Closing Date, duly issued by the appropriate authorities, showing that Sellers and SDC are in good standing and authorized to do business.

7.11 ESTOPPEL CERTIFICATES

     If requested by Purchaser, Sellers shall have delivered to Purchaser estoppel certificates, in form and substance reasonably satisfactory to
Purchaser and its counsel, dated as of a date no more than twenty (20) days prior to the Closing Date, and duly executed by GECC. The GECC estoppel certificate shall provide, among other items, that no amounts are past due under the Master Lease and the TIC Note and that the SDC escrow accounts are fully funded.

7.12 RESIGNATIONS

     Sellers shall have delivered to Purchaser written resignations, in the form set forth in Exhibit V, of all officers, directors and registered agents of SDC effective as of the Closing Date.

7.13 TITLE INSURANCE; DEED

     Geo shall have delivered to Purchaser a grant, bargain and sale deed in form and substance reasonably satisfactory to Purchaser, duly executed by Geo and acknowledged, conveying fee simple absolute title in and to the Meyberg to
Purchaser. Further, Purchaser shall have obtained an irrevocable commitment from a title insurance company acceptable to Purchaser to issue an owner's policy of title insurance with regard to the Meyberg Property and the other Real Property in a form and substance, including endorsements and permitted exceptions, reasonably satisfactory to Purchaser and its counsel.

7.14 AFFIDAVIT

     Far West and Geo shall each have delivered to Purchaser a Non-Foreign
Affidavit duly executed and acknowledged by Far West and Geo, respectively.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

7.15 GECC APPROVAL OR MASTER LEASE BUYOUT

     Either (a) the GECC Documents Consents shall have been obtained and such parties shall have agreed to amend the terms of such Contracts as of Closing, each in form and substance reasonably satisfactory to Purchaser, or (b) there is a binding Master Lease Buyout transaction that has closed prior to or will close contemporaneously with the Closing.

7.16 RELEASE FROM MEYBERG PROPERTY INDEBTEDNESS

     Zions First National Bank shall have executed or irrevocably committed to execute upon receipt of payment of all amounts owed it secured by the Meyberg
Property to terminate and release all related financing statements and the deed of trust and other Liens it has on the Meyberg Property.

7.17 FINANCIAL STATEMENTS AND TAX RETURNS

     Sellers shall have provided audited copies of the financial statements
(including balance sheet, statement of income and statement of cash flows) for
SDC for the periods ending June 30, 2002 and June 30, 2003 and an unaudited balance sheet for SDC prepared in accordance with GAAP, dated as of September
30, 2003, which financial statements are reasonably consistent with previous financial statements delivered to Purchaser by Sellers, that eliminate intercompany transactions and the other financial statements described in
Section 5.13 and Tax Returns for SDC from their date of inception.Sellers shall have provided a copy of any Tax Returns to be filed prior to the Closing pursuant to Section 3.16.1.

7.18 INDEMNIFICATION AGREEMENT

     Sellers shall have delivered to Purchaser an Indemnification Agreement in the form set forth as Exhibit VI duly executed and acknowledged by Messrs.
Burch, Melchior and Quinn as designated therein.

7.19 LETTER TO SPPC

     Sellers shall have provided SPPC a letter in the form set forth as Exhibit
VII, describing the transactions contemplated by this Agreement and stating that all payments from Seller following the Closing that would otherwise be made to by SPPC to any of the Sellers or their Affiliates in connection with the
Facility, the PPAs or the Steamboat I or IA power plants shall be made to
Purchaser or its assigns.

7.20 SCHEDULE OF PAYMENTS

     Purchaser shall have received the Schedule of Payments pursuant to Section
2.4.1.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

7.21 VERIFICATION OF ASSETS

     Purchaser shall have received verification that Sellers possess and own the inventory, spare parts, rolling stock and other personal property owned or held by either of them as identified in Section 3.13.4 of the Disclosure Schedule or included in the FWC Assets or SBG Assets except for such items thereof consumed by such Purchased Entity since the Effective Date in the ordinary course of business.

7.22 ASSIGNMENT OF AGREEMENTS

     Purchaser has confirmed to its satisfaction that the Option Agreement between Purchaser and ART LLC, a Utah limited liability company, dated on or about June 30, 2003 and the Operation and Maintenance Agreement dated July 1,
2003 between SBG and Steamboat Geothermal LLC, a Delaware limited liability company (formerly U.S. Energy Geothermal LLC), with regard to the Steamboat I and IA geothermal projects in Washoe County will be assigned to Purchaser upon
Closing.

                 ARTICLE 8. CONDITIONS TO OBLIGATIONS OF SELLERS

     The obligations of Sellers hereunder to sell the Purchased Interests are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Sellers in their sole discretion):

8.1  REPRESENTATIONS AND WARRANTIES

     The representations and warranties made by Purchaser in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though made on and as of such date.

8.2  PERFORMANCE

     Purchaser shall have performed and complied with the agreements, covenants and obligations required by this Agreement to be so performed or complied with by it at or before the Closing.

8.3  OFFICERS' CERTIFICATES

     Purchaser shall have delivered to Sellers a certificate, dated the Closing
Date and executed by an officer or manager of Purchaser, reasonably satisfactory in form and substance to Sellers, as to the matters set forth in Sections 8.1 and 8.2, and a certificate, dated the Closing Date and executed by the manager of Purchaser, reasonably satisfactory in form and substance to Sellers, as to such matters reasonably requested by Sellers.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

8.4  ORDERS AND LAWS

     No Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this
Agreement shall be in effect on the Closing Date.

8.5  GECC APPROVAL OR MASTER LEASE BUYOUT

     Either (a) the GECC Documents Consents shall have been obtained or (b)
there is a binding Master Lease Buyout transaction that has closed prior to or will close contemporaneously with the Closing.

8.6  DELIVERIES

     Purchaser shall have executed and delivered to Sellers all documents contemplated hereby to be executed and delivered by Purchaser on or before
Closing, which documents shall be in form and substance reasonably satisfactory to Sellers and their counsel.

8.7  GOOD STANDING

     Purchaser shall have delivered to Sellers certificates, dated as of a date no more than thirty (30) days prior to the Closing Date, duly issued by the appropriate authorities, showing that Purchaser is in good standing and authorized to do business in the State of Nevada.

                             ARTICLE 9. TAX MATTERS

9.1  TAX RETURNS

     9.1.1. Sellers shall, in accordance with SDC's past practice, prepare and file all Tax Returns with the appropriate Governmental or Regulatory Authorities relating to SDC for periods ending on or before the Closing Date and shall pay the Taxes shown to be due thereon to the extent such Taxes are not reflected in the Liabilities as of the Closing Date. Sellers shall allow Purchaser to review, comment upon and reasonably approve without undue delay any such Tax Returns no later than thirty (30) days prior to the filing date of such Tax Return. Not later than five (5) days before the due date for payment of Taxes with respect to any such Tax Returns, Purchaser shall pay the Sellers' Representative an amount equal to the Tax shown to be due on such Tax Returns to the extent such
Taxes are reflected in the Liabilities as of the Closing Date.

     9.1.2. Purchaser shall prepare and file, or cause to be prepared and filed, all Tax Returns required to be filed by SDC covering a Tax year commencing prior to the Closing Date and ending after the Closing Date (a "STRADDLE PERIOD") and shall cause SDC to pay the Taxes shown to be due thereon. Not later than five
(5) days before the due date for payment of Taxes with respect to any such Tax
Returns, Sellers shall pay to Purchaser an amount equal to the Tax shown to be due on such Tax Returns, which is properly allocated to the pre-Closing Tax
Period to the extent such Taxes are not

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

reflected in the Liabilities as of the Closing Date. Sellers will furnish to
Purchaser all information and records reasonably requested by Purchaser for use in preparation of any Tax Returns relating to a Straddle Period. Purchaser shall allow the Sellers' Representative to review, comment upon and reasonably approve without undue delay any such Tax Returns no later than thirty (30) days prior to the filing date of such Tax Return. Purchaser and Sellers agree to cause SDC to file all Tax Returns for any Straddle Period on the basis that the relevant Tax period ended as of the close of business on the Closing Date, unless the relevant Taxing authority will not accept a Tax Return filed on that basis;
provided, however, that in the case of any Tax imposed upon the ownership or holding of real or personal property, such Taxes shall be prorated based on the percentage of the actual period to which such Taxes relate that precedes the
Closing Date.

9.2  TAX COOPERATION

     Purchaser and Sellers shall reasonably cooperate, and shall cause their respective authorized Representatives to reasonably cooperate (including by maintaining and making available to each other all relevant records), in preparing and filing all Tax Returns and in resolving all Disputes and audits with respect to Taxes of SDC for any pre-Closing Tax Period and for any Straddle
Period.

9.3  SECTION 338(H)(10) ELECTIONS

     Before and following the Closing and at Purchaser's sole election, Far West and Purchaser and their Affiliates shall take all actions necessary and appropriate (including timely filing such forms, Tax Returns, elections, schedules and other documents as may be required), at each party's cost and expense, to effect, preserve and file a timely election under Section 338(h)(10)
of the Code in accordance with the requirements of Section 338 of the Code and any elections under corresponding or similar provisions of Law as specified by
Purchaser prior to or following the Closing (collectively, the "SECTION
338(H)(10) ELECTIONS") with respect to the purchase and sale of the SDC stock.

9.4  PROCEDURES RELATING TO INDEMNIFICATION OF TAX CLAIMS

     9.4.1. If a Claim shall be made by any Tax Governmental or Regulatory
Authority that, if successful, might result in an indemnity payment to any
Indemnitee pursuant to Section 11.1, Indemnitee shall notify Sellers'
Representative of such Claim (a "TAX CLAIM"); provided, however, that the failure of an Indemnitee to give Sellers' Representative prompt notice as provided herein shall not relieve Sellers of their obligations under this
Agreement.

     9.4.2. With respect to any Tax Claim relating to a pre-Closing Tax period,
Sellers' Representative shall have the right, at his, her or its own expense, to control all proceedings and may make all decisions taken in connection with such
Tax Claim; provided, however, that Sellers' Representative shall not, without the written consent of Purchaser, enter into any settlement of any contest or otherwise compromise any issue that affects or may affect the Tax liability of
SDC, Purchaser or their Affiliates for any Tax period ending after the Closing
Date, and provided, further, that Sellers' Representative shall allow Purchaser and its counsel to participate in any such Tax proceeding at

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

Purchaser's sole expense. Sellers' Representative shall keep Purchaser fully and timely informed with respect to the commencement status and nature of any such proceeding. Purchaser shall deliver its consent, or any objections, within fifteen (15) days of receipt of any settlement proposal. Purchaser and Sellers'
Representative shall jointly control all proceedings with respect to any Tax
Claim relating to any Straddle Period.

9.5  TRANSFER TAXES

     All transfer, documentary, sales, use, registration and similar Taxes
(including all applicable real estate transfer or gains Taxes and stock transfer
Taxes) and related fees (including any penalties, interest and additions to Tax)
incurred in connection with the sale of the Real Property or SDC stock included in the Purchased Interests or otherwise in connection with this Agreement and the transactions contemplated hereby shall be borne by Sellers and all such
Taxes and related fees (including any penalties, interest and additions to Tax)
incurred in connection with the sale of the Personal Property included in the
Purchased Interests or otherwise in connection with this Agreement and the transactions contemplated hereby shall be borne by Purchaser. In no event shall
Purchaser be responsible for Taxes based on the gross or net income or revenues of a Seller. Sellers and Purchaser shall cooperate in timely preparing and filing all Tax Returns as may be required to comply with the provisions of any applicable Laws regarding Tax.

9.6  TAX TREATMENT

     Any indemnification payments made pursuant to this Agreement shall be treated by the Parties, to the extent permitted by applicable Law, as a Purchase
Price adjustment, unless determined otherwise in a final determination as defined in Section 1313 of the Code.

9.7  COORDINATION WITH ARTICLE 11

     In the event the provisions of this Article 9 and the provisions of Article
11 hereof conflict concerning Taxes, this Article 9 shall exclusively govern;
provided, that Section 9.2 and Section 9.4 shall apply in any event.

                        ARTICLE 10. DISCLAIMER; SURVIVAL

     Notwithstanding anything to the contrary contained in this Agreement,
Purchaser agrees that Sellers are making no representation or warranty whatsoever, express or implied, except those representations and warranties contained in this Agreement and in any related certificates and agreements. For the avoidance of doubt, Purchaser expressly acknowledges that except for those express representations and warranties, the Assets and Properties of SDC and the
Purchased Interests are provided "AS IS" and without any representation or warranty of merchantability, fitness for any particular purpose or any other implied warranties whatsoever. All of the representations, warranties, covenants and agreements of Sellers and Purchaser contained in this Agreement shall survive the Closing.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                           ARTICLE 11. INDEMNIFICATION

11.1 INDEMNIFICATION BY SELLERS

     11.1.1. Sellers shall, to the fullest extent permitted by Law and jointly and severally, indemnify, defend and hold harmless the Indemnitees from, against and with respect to, any Claim or Loss, of any kind or character, suffered, incurred or sustained by Purchaser or any of the Indemnitees or to which it or they become subject, arising out of or in any manner incident, relating or attributable to

          (a) any inaccuracy in any representation or breach of warranty of any
Seller contained in this Agreement or in any certificate, instrument of transfer or other document or agreement executed by any Seller in connection with this
Agreement;

          (b) (i) the validity of Sellers' title to the Purchased Interests;
(ii) any Liens imposed on the Purchased Interests, other than the Lien identified in Section 3.5.4 of the Disclosure Schedule and any Liens which may be imposed by Purchaser or solely as a result of Purchaser's ownership of the
Purchased Interests; (iii) the existence of any outstanding liability for any capital calls or other form of capital contributions in respect of the Purchased
Interests; (iv) the existence of any agreements or restrictions restricting the right of Sellers to sell, transfer or otherwise dispose of the Purchased
Interests other than those identified in Section 3.5.4 of the Disclosure
Schedule; or (v) the existence of any subscriptions, options, warrants, conversion rights, preemptive rights or other rights (contractual or otherwise)
or agreements of any kind for the purchase or acquisition from Sellers, or any other Person of any of the Purchased Interests other than those identified in
Section 3.5.4 of the Disclosure Schedule;

          (c) any failure by any of Sellers to perform or observe, or to have performed or observed, in full, any covenant, agreement or condition to be performed or observed by any of them under this Agreement or under any certificates or other documents or agreements executed by any Seller in connection with this Agreement;

          (d) operation of SDC on or before the Closing Date or any liability or obligation of Sellers not included in the Purchased Interests except for the
GECC Lien, the Permitted Liens, and any immaterial obligations incurred in ordinary course of business as of the time of closing which would be consistent with Purchaser's obtaining the Assets and Properties "as is."

          (e) any payments owing to GECC by Sellers or SDC arising prior to
Closing that was not reflected in the determination of the Closing Payment or in the Estimated Adjustment Statement or Final Adjustment Statement including, without limitation, any expense reimbursement or other payment obligations that
SDC or Sellers may have to GECC under any Contract arising out of or related to the transactions contemplated by this Agreement;

          (f) the Excluded PPA, the Combs Litigation, the SPPC Litigation or the
Nevada Well Bond;

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          (g) any Release of Hazardous Materials on or about the Real Property before the Closing Date by Sellers, SDC or any Sellers' Steamboat Affiliates in
violation of any Environmental Laws; and

          (h) any loss, claim, liability, expense, or other damage attributable to all Taxes (or the non-payment thereof) of Sellers and SDC for all Taxable periods ending on or before the Closing Date and the portion through the end of the Closing Date for any Straddle Period.

     11.1.2. Notwithstanding anything herein to the contrary, no indemnification shall be available to Indemnitee under Section 11.1.1 hereof unless the aggregate amount of Damages that would otherwise be subject to indemnification with respect to such Claim and all prior Claims exceeds Two Hundred Thousand
Dollars ($200,000) (such amount, the "THRESHOLD AMOUNT"), in which case the
Indemnitee shall be entitled to receive the full amount of Damages (including such $200,000). Notwithstanding the foregoing, there shall be no Threshold
Amount for any Claim or Loss described in Section 11.1.1(b), (e) and (f) or for any Claim or Loss arising out of or relating to Sections 3.7 or 3.18.

     11.1.3. Notwithstanding anything herein to the contrary, the maximum aggregate liability of Sellers to Indemnitees under this Agreement shall not exceed the Purchase Price; provided, that the limitation contained in this clause shall not apply to Damages arising from any fraud of Sellers.

11.2 METHOD OF ASSERTING CLAIMS

     All claims for indemnification by any Indemnitee under this Section 11.2 will be asserted and resolved as follows:

          (a) In the event any Claim in respect of which an Indemnitee might seek indemnity under Section 11.1 is asserted against or sought to be collected from such Indemnitee by a Person other than Sellers or any Affiliate of the
Sellers (a "THIRD PARTY CLAIM"), Indemnitee shall deliver a Claim Notice with reasonable promptness to Sellers' Representative. If Sellers' Representative
notifies Indemnitee within the Dispute Period that Sellers desire to defend
Indemnitee with respect to the Third Party Claim pursuant to this Section
11.2(a), and confirms their liability with respect thereto, then Sellers will have the right to defend, at the sole cost and expense of Sellers, such Third
Party Claim by all appropriate proceedings, which will be vigorously and diligently prosecuted by Sellers, with counsel reasonably acceptable to
Indemnitee, to a final conclusion or will be settled at the discretion of
Sellers (subject to the limitations set forth below). From and after Sellers'
Representative's delivery of the notice referred to in the first sentence of this Section 11.2(a), Sellers will have full control of such defense and proceedings, including any settlement thereof; provided, that Sellers may not settle or compromise any Third Party Claim in any manner that results in any continuing liability or obligation for Indemnitee or any admission of liability or wrongdoing by Indemnitee, without, in any such case, the prior written consent of Indemnitee, which will not be unreasonably withheld. If requested by
Sellers' Representative, Indemnitee will, at Indemnitee's sole cost and expense, cooperate with Sellers and their counsel in contesting any Third Party Claim that Sellers elect to contest, or, if appropriate and related to the Third Party
Claim in question, in making any counterclaim against the Person asserting the
Third Party Claim, or any cross-

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

complaint against any Person (other than the Indemnitee or any of its
Affiliates). Notwithstanding the foregoing, Indemnitee may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 11.1 with respect to such Third Party Claim. Should Sellers have interests that diverge materially from those of Indemnitee, Indemnitee shall have the right to request separate counsel from that representing Sellers, the expenses of such separate representation to be paid by Sellers.

               (i) If Sellers' Representative fails to notify Indemnitee within the Dispute Period that Sellers desire to defend the Third Party Claim pursuant to Section 11.2(a), or if Sellers' Representative gives such notice but Sellers fail to prosecute vigorously and diligently or settle the Third Party Claim, then Indemnitee will have the right to defend, at Sellers' sole cost and expense, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by Indemnitee to a final conclusion or will be settled at the discretion of Indemnitee (with Sellers' Representative's consent, which will not be unreasonably withheld or delayed). Indemnitee will have full control of such defense and proceedings, including (except as provided in the immediately preceding sentence) any settlement thereof; provided, that if requested by
Indemnitee, Sellers will, at the sole cost and expense of Sellers, cooperate with Indemnitee and its counsel in contesting any Third Party Claim which
Indemnitee is contesting, or, if appropriate and related to the Third Party
Claim in question, in making any counterclaim against the Person asserting the
Third Party Claim, or any cross-complaint against any Person (other than
Indemnitee or any of its Affiliates).

               (ii) If Sellers' Representative notifies Indemnitee that Sellers do not dispute their liability to Indemnitee with respect to the Third Party
Claim under Section 11.1 or fails to notify Indemnitee within the Dispute Period whether Sellers dispute their liability to Indemnitee with respect to such Third
Party Claim, the Damages arising from such Third Party Claim will be conclusively deemed a liability of Sellers under Section 11.1, and Sellers shall pay the amount of such Damages to Indemnitee on demand following the final determination thereof. If Sellers have timely disputed their liability with respect to such Claim, Sellers and Indemnitee will proceed in good faith to negotiate a resolution of such Dispute, and if the Dispute is not resolved through negotiations within the Resolution Period, Indemnitee shall be entitled to seek such remedies against Sellers as may then be available to it under this
Agreement and applicable Laws.

     (b) In the event any Indemnitee should have a Claim under Section 11.1 against Sellers that does not involve a Third Party Claim, Indemnitee shall deliver an Indemnity Notice with reasonable promptness to Sellers'
Representative. If Sellers' Representative notifies Indemnitee that it does not dispute the Claim or the amount of Loss therefrom described in such Indemnity
Notice or fails to notify Indemnitee within the Dispute Period that Sellers dispute the Claim described in the Indemnity Notice, the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of
Sellers under Section 11.1, and Sellers shall pay the amount of such Loss to
Indemnitee on demand. If Sellers have disputed their liability with or the amount of the Loss respect to such Claim, such Dispute shall be resolved in accordance with the provisions of Article 12 hereof.

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11.3 SELLERS' REPRESENTATIVE

     Sellers hereby appoint Ronald E. Burch to be the Sellers' Representative.
Any notice to or action by Sellers' Representative shall be deemed notice to or action by (as the case may be) all Sellers. Sellers may substitute another
Person to be the Sellers' Representative by written notice that identifies such substitute Sellers' Representative and is signed by all Sellers or the then-current Sellers' Representative.

11.4 INDEMNIFICATION BY PURCHASER AND SDC

     To the fullest extent permitted by applicable Law, Purchaser shall, or
(following the Closing) shall cause SDC to, indemnify, defend and hold harmless
Sellers from, against and with respect to, any Claim made by any third party and any Loss suffered, incurred or sustained by Sellers therefrom to the extent arising out of or attributable to any Release of Hazardous Materials on or about the Real Property after the Closing Date by or on behalf of Purchaser, SDC or their Affiliates in violation of any Environmental Laws. In connection with any such Claim, Sellers will (a) give Purchaser prompt written notice of the Claim;
(b) cooperate with Purchaser and SDC, at their expense, in connection with their defense and settlement of the Claim; and (c) permit Purchaser and SDC to control the defense and settlement of the Claim. Subject to the foregoing, Sellers, at their expense, may participate in the defense and settlement of the Claim with counsel of their own choosing.

                         ARTICLE 12. DISPUTE RESOLUTION

12.1 MANAGEMENT ESCALATION

     In the event a Dispute arises, the aggrieved Party shall promptly notify the other Party of the Dispute within ten (10) Business Days after such Dispute arises. If the Parties have failed to resolve the Dispute within ten (10)
Business Days after delivery of such notice, each Party shall, within five (5)
Business Days thereafter, nominate a senior officer of its management to meet to attempt to resolve the Dispute. The senior officers shall meet within twenty
(20) Business Days after their nomination.

12.2 ACCESS TO COURTS

     Notwithstanding any provision of this Article 12 to the contrary, either
Party may commence litigation within thirty (30) days prior to the date after which the commencement of litigation would be barred by any statute of limitations, statute of repose or other Law or Order of similar import or in order to request injunctive or other equitable relief necessary to prevent irreparable harm. In such event, the Parties will (except as may be prohibited by judicial Order) nevertheless continue to follow the procedures set forth in this Article 12.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                             ARTICLE 13. TERMINATION

13.1 TERMINATION

     This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, by written notice from the terminating Party to the non-terminating Party

     (a) at any time before the Closing, by mutual written agreement of Sellers and Purchaser;

     (b) at any time before the Closing, by either of Sellers or Purchaser, in the event that any Order or Law becomes effective restraining, enjoining, or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement, upon notification of the non-terminating Party by the terminating Party;

     (c) at any time before the Closing, by Sellers if Purchaser shall be in
Material Breach with respect to the due and timely performance of any of its covenants or agreements contained herein and such breach has not been waived, or if any of the representations and warranties of Purchaser contained in Article 4 are untrue, inaccurate or breached in any material respect as of the Closing, and such breach or untrue or inaccurate representation or warranty, if capable of being cured, has not been cured or made true by Purchaser within twenty (20)
days following receipt by Purchaser of written notice thereof or has not been waived by Sellers;

     (d) at any time before the Closing, by Purchaser if Sellers shall be in
Material Breach with respect to the due and timely performance of any of their covenants or agreements contained herein and such breach has not been waived, or if any of the representations and warranties of Sellers contained in Article 3 are untrue, inaccurate or breached in any material respect as of the Closing, and such breach or untrue or inaccurate representation or warranty, if capable of being cured, has not been cured or made true by Sellers within twenty (20)
days following receipt by Sellers of written notice thereof or has not been waived by Purchaser;

     (e) by Purchaser if Sellers make any additions, corrections or changes to
Schedule I of this Agreement or the Disclosure Schedule pursuant to Section 5.11 of this Agreement that in the opinion of Purchaser could reasonably have a
Material Adverse Effect upon SDC or Purchaser;

     (f) at any time after April 15, 2004 by Sellers or Purchaser if the Closing shall not have occurred on or before such date and such failure to consummate is not caused by a breach of this Agreement by the terminating Party; or

     (g) GECC and Lease Trustee have notified Sellers and/or SDC, with a copy to
Purchaser, in writing that such party, irrevocably and under no conditions will provide a GECC Documents Consent or agree to a Master Lease Buyout.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

13.2 EFFECT OF TERMINATION OR BREACH

     If this Agreement is validly terminated pursuant to Section 13.1, there will be no liability or obligation on the part of Sellers or Purchaser (or any of their Affiliates or any of its or their respective Representatives) except that the provisions with respect to expenses in Section 14.3 and confidentiality in Section 14.5 will continue to apply following any such termination, and the provisions in Section 5.10 will continue to apply following any such termination until the outstanding principal and accrued unpaid interest of any indebtedness owing by Sellers or their Affiliates to Purchaser or its Affiliates have been paid in full. Notwithstanding any other provision in this Agreement to the contrary, if this Agreement is validly terminated by Purchaser pursuant to
Section 13.1(d) hereof as a result of a Material Breach by Sellers, Purchaser may elect one of the following remedies as its sole remedy: (1) specific performance of this Agreement subject to Sellers receiving the cash to which they are entitled as provided in Section 2.2 and Section 2.4 of this Agreement, or (2) a payment of Five Hundred Thousand Dollars ($500,000) from Sellers as liquidated damages, and not as a penalty, for such Material Breach, it being agreed between the Parties that the actual damages to Purchaser in the event of such a Material Breach are impractical to ascertain and the amount of Five
Hundred Thousand Dollars ($500,000) is a reasonable estimate thereof. This payment of $500,000 shall be in addition to the obligation of Sellers or their
Affiliates to repay the LOI Loan. Notwithstanding any other provision in this
Agreement to the contrary, if this Agreement is validly terminated by Sellers pursuant to Section 13.1(c) hereof as a result of a Material Breach by
Purchaser, the sole remedy of Sellers shall be for Sellers and their Affiliates to retain the LOI Loan proceeds with the LOI Loan being cancelled and having no further force and effect as liquidated damages, and not as a penalty, for such
Material Breach, it being agreed between the Parties that the actual damages to
Sellers in the event of such a Material Breach are impractical to ascertain and the amount of the LOI Loan is a reasonable estimate thereof.

                            ARTICLE 14. MISCELLANEOUS

14.1 NOTICES

     Unless this Agreement specifically requires otherwise, any notice, demand or request provided for in this Agreement, or served, given or made in connection with it, shall be in writing and shall be deemed properly served, given or made if delivered in person or sent by fax or sent by registered or certified mail, postage prepaid, or by an internationally recognized overnight courier service that provides a receipt of delivery, in each case, to the
Parties at the addresses specified below or to such other address as any party shall have previously designated by such a notice:

     If to Purchaser, to:

          ORNI 7 LLC
          980 Greg Street
          Sparks, NV 89431-6039
          Attn.: President
          Fax: (775) 356-9039

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     with a copy to:

          Perkins Coie LLP
          10885 NE Fourth Street, Suite 700
          Bellevue, WA 98004-5579
          Attn: Bruce E. Dick
          Fax: (425) 635-2409

     If to Sellers or Sellers' Representative, to:

          Ronald E. Burch
          c/o Mary Anne Wood
          500 Eagle Gate Tower
          60 East South Temple
          Salt Lake City, UT 84111
          Fax: (801) 366-6061

     with copies to:

          John E. Rogers
          Seyfarth Shaw LLP
          50 E. Monroe Street, Suite 4200
          Chicago, IL 60603
          Fax: (312) 269-8869

          Mary Anne Wood
          500 Eagle Gate Tower
          60 East South Temple
          Salt Lake City, UT 84111
          Fax: (801) 366-6061

     and:

          Robert Mouritsen
          12297 South 1840 East
          Draper, UT 84020
          Fax: (801) 266-5155

Notice given by personal delivery, mail or overnight courier pursuant to this
Section 14.1 shall be effective upon physical receipt. Notice given by fax pursuant to this Section 14.1 shall be effective as of (i) the date of confirmed delivery if delivered before 5:00 p.m. PT on any Business Day, or (ii) the next succeeding Business Day if confirmed delivery is after 5:00 p.m. PT on any
Business Day or during any non-Business Day.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

14.2 ENTIRE AGREEMENT

     This Agreement supersedes all prior discussions and agreements between the
Parties with respect to the subject matter hereof (including without limitation the Letter of Intent (Purchaser and Sellers hereby represent and warrant to the other that each is the successor-in-interest to and the current holder of its respective Affiliate's interest in, to and under the Letter of Intent), but excluding that certain Promissory Note and that certain Guaranty each dated July
7, 2003 between Ormat Nevada and three Affiliates of Sellers made contemporaneously with the Letter of Intent, each of which remains in full force and effect) and contains the sole and entire agreement between the Parties with respect to the subject matter hereof.

14.3 EXPENSES

     Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated hereby are consummated, each Party will pay its own costs and expenses incurred in connection with the negotiation, execution and Closing of this Agreement and the transactions contemplated hereby.

14.4 PUBLIC ANNOUNCEMENTS

     No press releases or similar public announcements concerning this Agreement and the transactions contemplated hereby will be issued by any Party without the prior consent of the other Party, except as such release or public announcement may be required by Law (including, for the avoidance of doubt, rules and regulations of any stock exchange), in which case the Party required to make the release or public announcement will, to the extent practicable, consult with the other parties regarding such release or announcement in advance thereof.

14.5 CONFIDENTIALITY

     Each Party will hold, and will use commercially reasonable efforts to cause its Affiliates and their respective Representatives to hold, in strict confidence from any Person (other than any such Affiliate or Representative), unless (i) compelled to disclose by judicial or administrative process
(including in connection with obtaining the necessary approvals of this
Agreement and the transactions contemplated hereby of applicable Governmental or
Regulatory Authorities) or by other requirements of applicable Law (including exchange rules) or (ii) disclosed in an action or proceeding brought by a Party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other Party or any of its
Affiliates furnished to it by the other Party or such other Party's
Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the Party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving Party or (c) later acquired by the receiving Party from another source if the receiving Party is not aware that such source is under an obligation to another Party hereto to keep such documents and information

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

confidential. In the event the transactions contemplated hereby are not consummated, then upon the request of the other Party, each Party hereto will, and will cause its Affiliates and their respective Representatives to, promptly
(and in no event later than five (5) Business Days after such request) redeliver or cause to be redelivered all copies of confidential documents and information furnished by the other Party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon that was prepared by the Party furnished such documents and information or its Representatives. The obligations contained in this Section
14.5 shall survive for two (2) years following the termination or abandonment of this Agreement or indefinitely after the Closing, as the case may be.

14.6 WAIVER

     Any term or condition of this Agreement may be waived at any time by the
Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this
Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

14.7 AMENDMENT

     This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each Party hereto.

14.8 NO THIRD PARTY BENEFICIARY

     The terms and provisions of this Agreement are intended solely for the benefit of each Party hereto and the Indemnitees and their respective successors or permitted assigns, and it is not the intention of the Parties to confer third-party beneficiary rights upon any other Person (including without limitation any employee or contractor or former employee or contractor of
Sellers or their Affiliates).

14.9 BINDING EFFECT

     This Agreement is binding upon, inures to the benefit of and is enforceable by the Parties and their respective successors and assigns and in the event of any assignment by a Party such Party shall cause its successor or assign to assume its obligations under this Agreement so that any such assignee is jointly and severally liable with the assigning Party with respect to such obligations.

14.10 HEADINGS

     The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

14.11 INVALID PROVISIONS

     If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any Party under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this
Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d)
in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

14.12 GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the
Laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of Laws principles thereof.

14.13 JURISDICTION AND VENUE

     Each of the Parties hereby irrevocably and unconditionally consents and agrees that any actions, suits or proceedings arising out of or relating to this
Agreement and the transactions contemplated hereby may be brought in the federal and state courts located in Washoe County, Nevada, and, by execution and delivery of this Agreement and any other documents executed in connection herewith, each Party hereby (i) accepts the non-exclusive jurisdiction of the aforesaid courts, (ii) irrevocably agrees to be bound by any final judgment
(after any and all appeals) of any such court with respect to such documents,
(iii) irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceedings with respect to such documents brought in any such court, and further irrevocably waives, to the fullest extent permitted by Law, any claim that any such action or proceeding brought in any such court has been brought in any inconvenient forum, (iv) agrees that service of any process, summons, notice or document in any such action may be effected by mailing a copy thereof by U.S.
registered or certified mail, postage prepaid, to such Party at its address set forth in Section 14.1, or at such other address of which the other Party shall have been notified will be effective service for any action, suit or proceeding brought against it in any such court and (v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by
Law or limit the right to bring any suit, action or proceeding in any other jurisdiction.

14.14 WAIVER OF TRIAL BY JURY

     EACH OF THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES
THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION
BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND
ANY AGREEMENT CONTEMPLATED TO

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF
DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS
PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

14.15 ATTORNEYS' FEES

     In the event of any suit or other proceeding between the Parties with respect to any of the transactions contemplated hereby or subject matter hereof, the prevailing Party shall, in addition to such other relief as the court or arbitrator may award, be entitled to recover reasonable attorneys' fees and costs (including at the trial and appellate levels) and expenses of investigation.

14.16 TIME IS OF THE ESSENCE

     With regard to all dates and time periods set forth or referred to in this
Agreement, time is of the essence.

14.17 CONSTRUCTION

     This Agreement and any documents or instruments delivered pursuant hereto shall be construed without regard to the identity of the Person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though the Parties participated equally in the drafting of the same. Consequently, the Parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting Party shall not be applicable to this Agreement or such other documents or instruments.

14.18 INTEREST ON PAST DUE PAYMENTS

     If a payment is due to be made by a Party pursuant to this Agreement and such payment is not made within thirty (30) days following receipt by such Party of written demand for such payment from the Party entitled to receive such payment, then the Party obligated to make such payment agrees to pay interest on the amount due and unpaid at a variable rate equal to the Prime Rate then in effect plus four percent (4%). Such interest shall begin to accrue on the first day following the end of such thirty (30) day period and shall continue to accrue on the unpaid amount until the past due amount has been paid in full.

14.19 COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

14.20 FURTHER ASSURANCES

     Sellers and Purchaser each agree, upon the request of the other Party from time to time before and after the Closing Date, to do, execute, acknowledge and deliver such other acts, consents, instruments, documents and other assurances as may be reasonably necessary to carry out and perform the transactions contemplated by this Agreement.

               [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
                      THE NEXT PAGE IS THE SIGNATURE PAGE.]

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each Party as of the date first above written.

SELLERS:

FAR WEST CAPITAL, INC.

By: /s/ Ronald E. Burch
    ------------------------------------
Name: Ronald E. Burch
Title: President

FW CONSULTING SERVICES, L.C.

By: /s/ Ronald E. Burch
    ------------------------------------
Name: Ronald E. Burch
Title: Manager

GEO ENERGY, LLC

By: /s/ Ronald E. Burch
    ------------------------------------
Name: Ronald E. Burch
Title: Manager

SB GEO, INC.

By: /s/ Ronald E. Burch
    ------------------------------------
Name: Ronald E. Burch
Title: President

                 Signature Page for Sale and Purchase Agreement

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

PURCHASER:

ORNI 7 LLC

By: Ormat Nevada Inc.,
Manager of ORNI 7 LLC

   By: /s/ Ran Raviv
       ---------------------------------
   Name: Ran Raviv
   Title: Vice President

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                    EXHIBIT I
                          MEYBERG PROPERTY DESCRIPTION

The West half of the Northwest quarter and the Southeast quarter of the
Northwest quarter of Section 33, Township 18 North, Range 20 East, M.D.B. & M.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                   EXHIBIT II
                           FORM OF TRANSFER INSTRUMENT

     TRANSFER INSTRUMENT, dated as of ____________ __, 2003 ("TRANSFER
INSTRUMENT") between FAR WEST CAPITAL, INC., a Utah corporation ("FAR WEST"), FW
CONSULTING SERVICES, L.C., a Nevada limited liability company ("FWC"), GEO
ENERGY, LLC, a Nevada limited liability company ("GEO") and SB GEO, INC., a Utah corporation ("SBG") (Far West, FWC, Geo and SBG collectively, the "ASSIGNORS")
and ORNI 7 LLC, a Delaware limited liability company ("ASSIGNEE").

     Whereas, Assignors and Assignee are parties to that certain Sale and
Purchase Agreement dated as of _______________, 2003 (the "SALE AND PURCHASE
AGREEMENT"); and

     Whereas, the Sale and Purchase Agreement provides for, among other things, the execution and delivery of a transfer instrument in the form hereof to effect the sale by Assignors of all of the Purchased Interests (as defined in the Sale and Purchase Agreement) to Assignee;

     NOW, THEREFORE, for the good and valuable consideration under the Sale and
Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged, Assignors and Assignee hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings set forth in the Sale and Purchase Agreement.

     2. TRANSFER. Assignors do hereby sell, transfer, convey, assign and deliver unto Assignee all of Assignors' right, title and interest in and to the
Purchased Interests, free and clear of all Liens other than, in the absence of a
Master Lease Buyout, with respect to the SDC shares included in the Purchased
Interests, the pledge of such SDC shares granted by Far West to GECC pursuant to the Stock Pledge Agreement identified in Schedule I to the Agreement.

     3. GOVERNING LAW. This Transfer Instrument shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

     4. COUNTERPARTS. This Transfer Instrument may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     IN WITNESS WHEREOF, Assignors and Assignee have caused this Transfer
Instrument to be duly executed and delivered by their respective duly authorized representatives as of the day and year first above written.

                                             ASSIGNORS:

                                             FAR WEST CAPITAL, INC.

                                             By:
                                                 -------------------------------
                                             Name: Ronald E. Burch
                                             Title: President

                                             FW CONSULTING SERVICES, L.C.

                                             By:
                                                 -------------------------------
                                             Name: Ronald E. Burch
                                             Title: Manager

                                             GEO ENERGY, LLC

                                             By:
                                                 -------------------------------
                                             Name: Ronald E. Burch
                                             Title: Manager

                                             SB GEO, INC.

                                             By:
                                                 -------------------------------
                                             Name: Ronald E. Burch
                                             Title: President

                                             ASSIGNEE:

                                             ORNI 7 LLC

                                             By: Ormat Nevada Inc.
                                                 -------------------------------
                                             Its: Manager

                                                                          PAGE 2
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                   EXHIBIT III
                      FORM OF OPINION OF COUNSEL TO SELLERS

The Agreement provides that the obligations of Purchaser are subject to satisfaction of certain conditions, including receipt on the closing date of opinions to the effect set forth below (capitalized terms have the same meanings as in the Agreement):

1.   FWC and Geo are each limited liability companies, organized, existing and in good standing under the Laws of the State of Utah and the State of
     Nevada, respectively. SDC is a corporation duly organized, existing and in good standing under the Laws of the State of Utah. Far West and SBG are each corporations, organized, existing and in good standing under the Laws of the State of Utah.

2.   Sellers each have all corporate or limited liability company, as the case may be, power and authority necessary to enter into and perform their obligations under the Agreement and the other documents contemplated thereby (collectively, the "Transaction Documents").

3.   Sellers each have duly authorized, by all necessary corporate or limited liability company action, the Transaction Documents to which they are respectively a party.

4.   Sellers each have duly executed and delivered the Transaction Documents to which they are respectively a party, and each of the Transaction Documents to which Sellers are a party constitute their valid and binding obligation, enforceable in accordance with their respective terms, except as the enforceability of any such agreement may be limited by applicable bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the rights of creditors generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law).

5.   The authorized, issued and outstanding capital stock of SDC immediately prior to the Closing are as set forth in Section 3.5.2 of the Agreement.
     All of the shares of SDC's capital stock that are issued and outstanding immediately prior to the Closing are duly authorized, validly issued, fully paid and non-assessable. To our knowledge, there are no outstanding rights of first refusal, preemptive rights, options, warrants conversion rights or other agreements for the purchase or acquisition from SDC of any additional shares of capital stock or any securities convertible into or exercisable or exchangeable for shares of capital stock of SDC.

6.   Neither the execution, delivery nor performance by Sellers of the
     Transaction Documents to which they are a party, nor the performance by
     Sellers of the transactions contemplated by the Transaction Documents, nor compliance by Sellers with the provisions of the Transaction Documents, conflicts with, results in the breach of any provision of, or is inconsistent with their charter documents or those of SDC.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                   EXHIBIT IV
                          FORM OF OFFICER'S CERTIFICATE

                       [OFFICER'S][MANAGER'S] CERTIFICATE

     The undersigned, acting on behalf of _____________________, ___, a
__________ [corporation][limited liability company] (the "Company") as the
[President][Manager] of the Company and not in his individual capacity, as a condition of the closing of the transactions under that certain Sale and
Purchase Agreement (the "Purchase Agreement") dated as of November __, 2003, made and entered into by and among Far West Capital, Inc., a Utah corporation,
FW Consulting Services L.C., a Nevada limited liability company, Geo Energy,
LLC, a Nevada limited liability company and SB Geo, Inc., a Utah corporation
(each a "Seller" and collectively the "Sellers") and ORNI 7 LLC, a Delaware limited liability company ("Purchaser"), hereby certifies the truth, accuracy and completeness of the following matters:

     1. I am the duly elected, qualified and incumbent [President][Manager] of the Company; I am authorized to execute this Certificate on behalf of the
Company; and I have conducted such investigations (including, without limitation, discussions with responsible persons for the Company and review of all relevant documents concerning the Company) as I have deemed necessary to enable me to execute and deliver this Certificate.

     2. The Company is duly organized, validly existing, and in good standing under the laws of the State of _______.

     3. No actions have been taken by the Company to propose, recommend or approve the dissolution or winding up of the Company, and no written notice of the determination that grounds exist for administrative dissolution of the
Company has been received by the Company.

     4. Copies of the Articles of [Incorporation][Organization] and the
[Bylaws][Limited Liability Company Operating Agreement] of the Company are
attached to this Certificate as Exhibit A and Exhibit B, respectively, and such copies are correct and complete as of the date of this Certificate. No action or proceeding for the amendment of the Articles of [Incorporation][Organization]
and the [Bylaws][Limited Liability Company Operating Agreement] of the Company
has been taken, and no such action or proceeding is pending or contemplated.

     5. Attached to this Certificate as Exhibit C are complete and correct copies of the resolutions of the [board of directors and shareholders][Members]
of the Company authorizing the [President][Manager] of the Company to execute and deliver any and all documents, instruments, and certificates in connection with the transactions contemplated by the Purchase Agreement (the
"Transactions"). Such resolutions are the only resolutions adopted by the [board of directors and

                                                                          PAGE 1
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

shareholders][Members] in connection with the Transactions. Such resolutions have not been modified, amended, or rescinded in any respect and are in full force and effect as of the date of this Certificate.

     6. To my knowledge, each of the representations and warranties of the
Company contained the Purchase Agreement is true and correct in all material respects on and as of the Closing Date as though made on and as of such date.

     7. To my knowledge, the Company has performed and complied in all material respects with the agreements, covenants and obligations required by the Purchase
Agreement to be so performed or complied with by it (other than those set forth in Section 5.4 of the Purchase Agreement, which have been complied with in all respects) at or before the Closing Date.

     8. To my knowledge, there are not in effect, pending or threatened on the
Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by the
Purchase Agreement.

     9. To my knowledge, all Sellers' Consents and all consents, approvals and actions of, filings with and notices to any other Person or Governmental or
Regulatory Authority necessary to permit Purchaser and Sellers to perform their obligations under this Agreement and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect as required to consummate the Transactions. To my knowledge, all terminations or expirations of waiting periods imposed by any such Person or
Governmental or Regulatory Authority necessary for the consummation of the
Transactions have occurred.

     This Certificate is given effective as of the Closing Date, and may be relied upon by the parties to the Purchase Agreement in proceeding with the
Transactions. Capitalized terms used in this Certificate and not otherwise defined in this Certificate shall have the respective meanings ascribed to them in the Purchase Agreement.

     DATED as of _______________, 2003.

                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                                                          PAGE 2
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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                    EXHIBIT V
                               FORM OF RESIGNATION

Steamboat Development Corp.
c/o ORNI 7 LLC
980 Greg Street
Sparks, NV 89431-6039
Attn.: President

Re:  Resignation

The undersigned hereby resigns from any and all positions the undersigned holds as an officer, director and/or registered agent of SDC effective as of the
Closing Date (as that term is defined in that certain Sale and Purchase
Agreement dated November __, 2003 between Far West Capital, Inc., FW Consulting
Services, L.C., Geo Energy, Inc. and SB Geo, Inc. as Sellers and ORNI 7 LLC as
Purchaser).

                                                   -----------------------------

                                                                          PAGE 1
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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                   EXHIBIT VI
                        FORM OF INDEMNIFICATION AGREEMENT

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                   EXHIBIT VII
                             FORM OF LETTER TO SPPC

________________ [ ], 2003

Colin Duncan
Sierra Pacific Power Co.
6100 Neil Road
P.O. Box 10100
Reno, NV 89520-0024

               RE: STEAMBOAT II AND STEAMBOAT III

Dear Colin:

We are writing to inform you that ORNI 7 LLC, a wholly owned affiliate of Ormat
Nevada Inc., ("Ormat"), has entered into a Sale and Purchase Agreement with Far
West Capital, Inc. ("Far West") and certain of its affiliates pursuant to which
Ormat will, among other things, be acquiring a 100% ownership interest in
Steamboat Development Corp. ("SDC") and become the Lessee under the existing
GECC sale-leaseback financing with regard to the Steamboat II & III geothermal power projects.

SDC is a party (as a successor to Far West) to (i) that certain Long Term
Agreement for the Purchase and Sale of Electricity, Steamboat II, dated January
24, 1991, between Far West and Sierra Pacific Power Company ("SPPC"), as
amended, and (ii) that certain Long Term Agreement for the Purchase and Sale of
Electricity, Steamboat III, dated January 18, 1992, between Far West and SPPC, as amended.

The acquisition will close on _________ [ ], 200_. All correspondence with respect to the Steamboat II & III geothermal power projects or the above-referenced agreements should be sent to and discussed with the undersigned.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

Ormat looks forward to working with you in the future. Please do not hesitate to call the undersigned if you have any questions or concerns regarding these matters.

                                        Very truly yours,

                                        ORNI 7 LLC

                                        By: ORMAT NEVADA INC.
                                        Its: Manager

                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

Confirmed by Sellers:

FAR WEST CAPITAL, INC.

A Utah Corporation

     By:
         -------------------------------
     Title:
            ----------------------------

Confirmed by SDC:

STEAMBOAT DEVELOPMENT CORP.

A Utah Corporation

     By:
         -------------------------------
     Title:
            ----------------------------

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                  EXHIBIT VIII
                     FORM OF ESTIMATED ADJUSTMENT STATEMENT

            [TO BE SUBSTITUTED WITH NEW JUNE 30, 2003 BASED VERSION]

                          ADJUSTMENT OF PAYMENT AMOUNTS
                                   12/21/2003
             ESTIMATED ADJUSTMENT STATEMENT DATED DECEMBER __, 2003
                                      DRAFT

                                                                                    AT CLOSING
                                                                                 EST. BY SELLERS
                                                                                 ---------------

INITIAL PURCHASE PRICE (SECTION 2.2.1)                                            $30,650,000.00
                                                                                  --------------
                                                                                  $30,650,000.00
                                                                                  --------------
ADJUSTMENTS TO PAYMENT AMOUNT (SECTION 2.2.2):
LIABILITIES
   Estimated accrued liabilities - project AP                                     $           --
   Due to _____                                                                   $           --
   Due to _____                                                                   $           --
   Other / Royalties                                                              $           --
                                                                                  --------------

   Tax Liabilities                                                                $
   Pre-paid O&M Fee of SB1/1A - prorated     (50) of 31 days                      $   (72,580.65)
   Indebtedness - SDC Reclamation Fund Payable                                    $           --
   Indebtedness - GECC legal fees & expenses                                      $           --
   Indebtedness - Other                                                           $           --
                                                                                  --------------
TOTAL LIABILITIES                                                                 $   (72,580.65)
                                                                                  --------------

ACCOUNTS RECEIVABLE
   SPPC - (From July __ to August __)                                             $           --
   SPPC - (from August __ to September __)                                        $           --

PREPAID EXPENSES
   2003/2004- Property Taxes pre-paid     07/01/2003
   SB II - July 1, 2003 to June 30, 2004                  $ _________________
   SB III - July 1, 2003 to June 30, 2004                 $ _________________

Prorated:                                                 173   out of 365 =

                                                                                  --------------
TOTAL ACCOUNTS RECEIVABLE AND PREPAID EXPENSES                                    $           --
                                                                                  --------------

ESCROW RESERVE ACCOUNT BALANCES (DEFINED TERM; SECTION 2.2.3)                     $           --

AMOUNT DUE FROM PURCHASER AT CLOSING                                              $30,722,580.65

LESS AMOUNTS IN DEPOSITS (Section 2.4.1(a)(i))
   LOI Loan - Principal                                                           $  (500,000.00)
   LOI Loan - Interest                    07/0/2003       Prime + 1%              $   (11,438.36)  5%

LESS ANY OTHER INDEBTEDNESS (SECTION 2.4.1(A)(i))

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

LESS ANY OTHER INDEBTEDNESS (SECTION 2.4.1(A)(ii))
   Meyberg Loan to Zions Bank - Principal
   Meyberg Loan to Zions Bank - Interest

LESS ANY AMOUNTS SELLERS INSTRUCT PURCHASER TO PAY DIRECTLY (SECTION 2.4.1(b))
   Marathon Capital, LLC (Section 3.7)

LESS ANY AMOUNTS SELLERS INSTRUCT PURCHASER TO PAY DIRECTLY (SECTION 2.4.1(c))
   Creditor _____ of Sellers
   Creditor _____ of Sellers
   Creditor _____ of Sellers
                                                                                  --------------
TOTAL AMOUNT DUE TO SELLERS AT CLOSING                                            $30,211,142.29
                                                                                  --------------

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                   EXHIBIT IX
                                   FWC ASSETS

     Support Agreement

     The rolling stock, equipment (well field work-over equipment), and any other miscellaneous property owned by FWC that is being used or is intended for use in the operation or maintenance of the Facility of the Steamboat 1 & 1A geothermal plants in Washoe County, Nevada, Technology and Technology Licenses
used in connection with the operation and maintenance of the Facility and the
Steamboat I & IA geothermal plants in Washoe County, Nevada (specifically excluded is any technology owned by Roto Flow Technology that is unrelated to the Facility and not otherwise licensed by Roto Flow Technology to Sellers or
SDC)

     FWC's acquired rights in, to and under the Option Agreement between
Purchaser and ART LLC, a Utah limited liability company, dated on or about June
30, 2003 to purchase the company which owns the 1 & 1A geothermal plants in
Washoe County, Nevada

     Benefits (but not any liability or obligation to GECC or otherwise) of
FWC's negotiation with GECC for the purchaser of GECC's lessor position in the
Master Lease.

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                    EXHIBIT X
                                   SBG ASSETS

     1. SBG's right, title and interest in, to and under the O&M Agreement.

     2. SBG's right, title and interest in, to and under Operation and
Maintenance Agreement dated July 1, 2003 with Steamboat Geothermal, LLC, a
Delaware limited liability company with regard to the Steamboat 1 and 1A geothermal plants in Washoe County, Nevada.

     3. The inventory, miscellaneous parts, rolling stock, equipment and each other item of personal property of SBG that is being used or is intended for use in the operation or maintenance of the Facility or the Steamboat 1 & 1A geothermal plants in Washoe County, Nevada.

     4. SBG's Books and Records related to the Facility or the Steamboat I and
IA geothermal projects in Washoe County, Nevada (which Sellers have the right to keep copies of).

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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                   EXHIBIT XI
                          FORM OF NON-FOREIGN AFFIDAVIT

                              NON-FOREIGN AFFIDAVIT

     Section 1445 of the Internal Revenue Code provides that a transferee of a
U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon a disposition of a U.S. real property interest by Geo Energy, LLC, a Nevada limited liability company ("GEO"), the undersigned hereby certifies the following on behalf of Geo:

     1.   Geo is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue
          Code and Income Tax Regulations);

     2.   Geo's U. S. employer identification number is ______________; and

     3.   Geo's office address is:

          ------------------------------

          ------------------------------

          ------------------------------

     Geo understands that this certification may be disclosed to the Internal
Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

     Under penalties of perjury, I declare that I have examined this certification, and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Geo.

                                        GEO ENERGY, LLC
                                        a Nevada limited liability company

                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                                                                          PAGE 1
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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                              NON-FOREIGN AFFIDAVIT

     Section 1445 of the Internal Revenue Code provides that a transferee of a
U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon a disposition of a U.S. real property interest by Far West Capital, Inc., a Utah corporation ("FAR WEST"), the undersigned hereby certifies the following on behalf of Far West:

     1.   Far West is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal
          Revenue Code and Income Tax Regulations);

     2.   Far West's U. S. employer identification number is ______________; and

     3.   Far West's office address is:

          ------------------------------

          ------------------------------

          ------------------------------

     Far West understands that this certification may be disclosed to the
Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

     Under penalties of perjury, I declare that I have examined this certification, and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Far West.

                                        FAR WEST CAPITAL, INC.
                                        a Utah corporation

                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                                   SCHEDULE I
                               MATERIAL CONTRACTS

A.   All of SDC's and/or SBG's right, title and interest in and to the following
     Contracts:

                                                                          PAGE 2
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     1. The First Amended and Restated Escrow Agreement dated December 31, 1992 among SDC, GECC, Lease Trustee and Valley Bank and Trust Company, N.A..

     2. The First Amended and Restated Financing Agreement dated as of December
31, 1992 among SDC, GECC and the Lease Trustee.

     3. The Master Lease and Sublease Agreement, dated as of December 31, 1992 between First Interstate Bank of Nevada, N.A., as Lessor, and SDC, as Lessee.

     4. Guaranty of Payment and Performance dated as of December 31, 1992 between SDC and GECC.

     5. The Resource Trust Agreement dated as of December 31, 1992 between SDC and Edward A. Hale in his capacity as trustee under that Resource Trust
Agreement.

     6. The Option Agreement dated as of December 31, 1992 between SDC and GECC.

     7. The Security Agreement dated as of December 31, 1992 by SDC in favor of
GECC.

     8. The Subordination Agreement dated as of November 12, 1991 between SDC and GECC (as successor-in-interest to TIC - The Industrial Company, a Delaware corporation) for the benefit of GECC and the Lease Trustee.

     9. The Support Agreement dated as of December 31, 1992 between SDC and FW
Consulting Services, L.C. (as successor to Far West Consulting, Inc.).

B.   Other Contracts

     1. The Stock Pledge Agreement dated as of December 31, 1992 between Far
West in favor of GECC on its own behalf and as agent for Lease Trustee, as assigned from time to time in accordance with the terms thereof.

     2. Operation and Maintenance Agreement dated July 1, 2003 between SBG and
U.S. Energy Geothermal LLC, a Delaware limited liability company with regard to the Steamboat I and IA geothermal projects in Washoe County, Nevada.

     3. The Business Loan Agreement dated on or about October 15, 2001 between
Far West, SBG, Geo and Zions First National Bank, as amended by that certain
Change in Terms Agreement and First Amendment to Loan Agreement dated on or about October 2, 2002 and as further amended by that certain Loan Modification
Agreement dated March 26, 2003 between them and the promissory note, deed of trust, security agreement and other instruments and documents related thereto.

                                                                          PAGE 3
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     4. Resource Deed of Trust, Assignment of Rents, Security Agreement and
Fixture Filing, dated December 31, 1992, among Resource Trustee, First American
Title and Lease Trustee.

     5. Headlease Agreement, dated December 31, 1992, between Lease Trustee and
Resource Trustee.

     6. Each and every GECC Development Loan, Construction Loan and Lease
Financing documents collectively (all of which have been delivered to Purchaser)

     7. The Geothermal Leases

     8. The PPAs

     9. The Special Facilities Agreement

     10. The O&M Agreement

     11. Support Agreement

     12. The TIC Note

     13. ABB Automation Services (or any successor thereto) control system contract

     14. Electro Test, Inc. maintenance testing services contract

     15. License To Pass dated March 12, 1953 recorded on March 13, 1953 in Book
Y, Page 334 as Document No. 214294 of Bonds and Agreements, as assigned by mesne assignments to SDC

                                                                          PAGE 4
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                   SCHEDULE II
                               DISCLOSURE SCHEDULE

                                                                          PAGE 1
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                  SCHEDULE III
                          ALLOCATION OF PURCHASE PRICE

Meyberg Property   $ 7,500,000

FWC Assets         $14,150,000

SBG Assets         $ 1,000,000

SDC                $ 8,000,000
                   -----------
                   $30,650,000

                                                                          PAGE 1
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STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                   SCHEDULE IV
                      TERMINATED EMPLOYEES AND CONTRACTORS

PLATT, Brad

PRICE, Bill

ROLFSON, Jody

WAGNER, Rebecca

CALL, Chris

DATERS, Daren

FILUT, Bob

GREENHALGH, Troy

HANNAH, John

POSTEN, Wade

ALLEN, Andy, T.

ALLEN, John L.

COUTS, Gary A.

CROW, Chad C.

DOOLITTLE, William J.

GILDONE, Anthony J.

McGEORGE, Robert A.

STANKEWICZ, Bryan

                                  EXHIBIT VI-A

                            INDEMNIFICATION AGREEMENT

                                 BY AND BETWEEN

                                 RONALD E. BURCH

                                 AS INDEMNITOR,

                                       AND

                                   ORNI 7 LLC,

                                  AS PURCHASER,

                                   DATED AS OF

                            ______________ ____, 200_

                                PERTAINING TO THE

                    STEAMBOAT II AND III GEOTHERMAL PROJECTS

                                       i

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - BURCH

                                       ii

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - BURCH

                            INDEMNIFICATION AGREEMENT

     This INDEMNIFICATION AGREEMENT (the "INDEMNIFICATION AGREEMENT") dated as of_____________________, 200__, is made and entered into by and between Ronald
E. Burch ("BURCH"), (Burch is sometimes referred to in this Indemnification
Agreement as "INDEMNITOR") and ORNI 7 LLC, a Delaware limited liability company
("PURCHASER"). Indemnitor and Purchaser are sometimes referred to in this
Indemnification Agreement individually as a "PARTY" and collectively as the
"PARTIES".

                                    RECITALS

     A. Simultaneously with the Parties' execution of this Indemnification
Agreement, Purchaser and FAR WEST CAPITAL, INC., a Utah corporation ("FAR
WEST"), FW CONSULTING SERVICES, L.C., a Nevada limited liability company
{"FWC"), GEO ENERGY, LLC, a Nevada limited liability company ("GEO") and SB GEO,
INC., a Utah corporation ("SBG") (each of Far West, FWC, Geo and SBG are sometimes referred to in this Indemnification Agreement individually as "SELLER"
and collectively as the "SELLERS") are entering into that certain Sale and
Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), pursuant to which Purchaser will acquire from Sellers 100% of the outstanding equity interests in both Steamboat Development Corp., a Utah corporation ("SDC"), title to the Meyberg Property (as defined in the Purchase Agreement), the SBG Assets and the FWC Assets (each as defined in the Purchase Agreement) and certain other assets as specified therein.

     B. As a condition to its entering into the Purchase Agreement, Purchaser has requested that Indemnitor make certain warranties and representations related to matters addressed in the Purchase Agreement and be liable with
Sellers regarding certain indemnification obligations of Sellers set forth in the Purchase Agreement.

     C. Indemnitor is a beneficial holder, directly or indirectly, of an outstanding equity interest of one or more of the Sellers.

     D. Indemnitor will derive substantial benefit from the Purchase Agreement.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth in this Indemnification Agreement and the
Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

SECTION 1. DEFINITIONS

     Except as expressly defined otherwise in this Indemnification Agreement, terms defined in the Purchase Agreement shall have the same meaning when used in this Indemnification Agreement. The phrase "to the knowledge of Indemnitor" when used in this Indemnification Agreement means the actual knowledge of Indemnitor.

                                     Page 1

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - BURCH

SECTION 2. REPRESENTATIONS AND WARRANTIES OF INDEMNITOR

     As an inducement to Purchaser to enter into this Indemnification Agreement and the Purchase Agreement and consummate the transactions contemplated hereby and thereby, Indemnitor represents and warrants with respect to itself and the
Purchased Interests, as applicable, that as of the Effective Date and, except as otherwise expressly provided herein, as of the Closing Date:

     2.1 REPRESENTATIONS AND WARRANTIES

     (a) Sellers have all requisite power and authority to enter into, execute and deliver the Purchase Agreement, to perform their obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery by Sellers of the Purchase Agreement and the performance by Sellers of their obligations thereunder have been duly and validly authorized by all necessary action on their behalf and constitutes their legal, valid and binding obligation, enforceable against them in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar Laws relating to or affecting the rights of creditors generally, or by general equitable principles.

     (b) The Real Property and the Personal Property (i) incorporates all of the material properties and assets (whether real, personal or mixed, tangible or intangible) (x) reflected in the Financial Statements or (y) used in the business of SDC or used by Sellers in connection with the operation and maintenance of the Facility or the Steamboat I and IA geothermal plants and (b)
is included in either the Purchased Interests or the Assets and Properties owned by SDC as of Closing.

     (c) Sellers own the Purchased Interests and upon Closing Purchaser will have good and marketable title to the Purchased Interests free and clear of all
Liens, other than Permitted Liens, and will own all of the outstanding capital stock of SDC, which shares will be duly authorized and validly issued, fully paid and non-assessable, and issued in compliance with all applicable securities
Laws, and, other than the stock pledge to GECC as described in the Purchase
Agreement, will be free of any restriction on sale, transfer or voting, preemptive rights, options, warrants or other right to purchase.

     2.2 LEGAL CAPACITY

     Burch is an individual over the age of legal majority in the state of
Texas, which is the jurisdiction of his legal residence, and is legally competent to enter into this Indemnification Agreement and to perform his obligations hereunder.

     2.3 AUTHORITY; ENFORCEABILITY

     Indemnitor has all requisite power and authority to enter into, execute and deliver this Indemnification Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby and this Indemnification
Agreement has been duly and validly executed and delivered by Indemnitor and constitutes his legal, valid and binding obligation, enforceable against him in accordance with its terms, except as the same may be limited by

                                     Page 2

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - BURCH

bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar
Laws relating to or affecting the rights of creditors generally or by general equitable principles.

     2.4 RELATIONSHIP WITH SELLERS

     The relationship between the Indemnitor and Sellers and statements set forth in Recitals C and D of this Indemnification Agreement are true and correct as of the Closing Date.

     2.5 SOLVENCY

     Indemnitor (a) is not entering into this Indemnification Agreement with actual intent to hinder, delay or defraud creditors, (b) is not insolvent, (c)
is capable of paying his debts as they mature, and (d) has no present intent to file a voluntary petition for bankruptcy or otherwise seek protection from his creditors under applicable bankruptcy laws. The transfer of the Purchased
Interests pursuant to the Purchase Agreement is not fraudulent or, to the
Knowledge of Indemnitor, wrongful with respect to any creditors of Indemnitor and no creditor shall be entitled to bring any Claim under any Law against
Indemnitor with respect to such transfer.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF PURCHASER

     As an inducement to Indemnitor to enter into this Indemnification Agreement and consummate the transactions contemplated hereby, Purchaser represents and warrants to Indemnitor that, as of the Effective Date and as of the Closing
Date, the representations and warranties made by Purchaser in the Purchase
Agreement, which are hereby incorporated in this Indemnification Agreement by this reference as if set forth in their entirety herein, are true and correct in all material respects.

SECTION 4. COVENANTS OF INDEMNITOR

     Indemnitor covenants and agrees with Purchaser that, with respect to
Sections 4.1 and 4.3, until the Closing Date, and in the case of Section 4.2 to the end of the applicable period specified therein, Indemnitor will comply with all covenants and provisions of this Section 4, except to the extent Purchaser may otherwise consent in writing.

     4.1 NOTICE

     Immediately prior to the Closing, Indemnitor will provide Purchaser an executed certificate to the effect that Indemnitor is not aware of any fact or condition that causes or constitutes a material breach of any of the representations and warranties of Sellers in the Purchase Agreement.

     4.2 STEAMBOAT KGRA RESTRICTION

     Indemnitor shall not, and shall ensure that Seller's Affiliates do not:

          (a) for a period of five (5) years from the Closing Date, develop, acquire, own (including, without limitation, ownership of a leasehold, license or fee interest) or operate, or

                                     Page 3

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - BURCH

assist or otherwise participate in the development, acquisition, ownership
(including, without limitation, ownership of a leasehold, license or fee interest) or operation of any geothermal power plant or other plant or project that uses or could use geothermal resources from the Steamboat KGRA or any geothermal resource within or adjacent to the Steamboat KGRA, or

          (b) for a period of two (2) years from the Closing Date, induce, or attempt to induce, any employee, consultant, contractor, customer or vendor of
SDC, Purchaser or its Affiliates to leave or otherwise terminate such employment or relationship with SDC, Purchaser or its Affiliates.

The foregoing limitations in clause (a) of this Section 4.4 do not apply to the existing contractual obligation of ATS to the University of Nevada - Reno to potentially provide electricity, provided, however, that Indemnitor will cause
ATS to consult with Sellers and Purchaser and mutually agree with them on applicable terms and conditions regarding any implementation of such obligations.

     4.3  RELEASE

     Indemnitor shall deliver to Purchaser on or before Closing an instrument dated the Closing Date in form and substance reasonably satisfactory to
Purchaser and its counsel releasing any and all claims Indemnitor may have against or with respect to the SDC or the Purchased Interests and terminating all agreements between the Indemnitor and SDC. Prior to Closing, Indemnitor shall repay and cause the Sellers' Affiliates to repay to SDC all outstanding indebtedness that Indemnitor and the Sellers' Affiliates may owe SDC.

SECTION 5. DISCLAIMER; SURVIVAL

     The Parties agree that Indemnitor is making only the representations and warranties contained in Section 2 and providing the indemnification as provided in Section 6 and is making no other representations or warranties, express or implied, or any other indemnification obligations to Purchaser. For the avoidance of doubt, Purchaser expressly acknowledges that except for the express representations and warranties set forth in the Purchase Agreement, Purchaser is indirectly acquiring the Assets and Properties of SDC and directly the Assets and Properties included in the Purchased Interests "AS IS" and without any representation or warranty of merchantability, fitness for any particular purpose or any other implied warranties whatsoever. All of the representations, warranties, covenants and agreements of Indemnitor and Purchaser contained in this Indemnification Agreement, including the indemnification and other obligations set forth in Sections 6 and 8 of this Indemnification Agreement shall survive the Closing only with respect to Claims made by an Indemnitee within the following periods:

          (a) with respect to representations and warranties in Section 2.1(c)
of this Indemnification Agreement and the covenants in Section 6.1.1(c) of this
Indemnification Agreement, for the period commencing on Closing and ending upon the expiration of the statute of limitations applicable to such representations, warranties or covenants; and

                                     Page 4

STEAMBOAT II AND III INDEMNIFICATION AGREEMENT - BURCH

          (b) with respect to all other representations and warranties in this
Indemnification Agreement, the period commencing on Closing and ending one year following the Closing Date.

SECTION 6. INDEMNIFICATION

     6.1  INDEMNIFICATION

          6.1.1 Indetnnitor shall, to the fullest extent permitted by Law, indemnity, defend and hold harmless the Indemnitees from, against and with respect to, any Claim or Loss, of any kind or character, suffered, incurred or sustained by Purchaser or any of the Indemnitees or to which it or they become subject, arising out of or in any manner incident, relating or attributable to

               (a) any inaccuracy in any representation or breach of warranty of
Indemnitor in Section 2 of this Indemnification Agreement;

               (b) (i) any Taxes and other liabilities and obligations of
Sellers (other than the contractual obligations being expressly assumed by
Purchaser pursuant to the Purchase Agreement with regard to the Material
Contracts included in the Purchased Interests or (ii) any Taxes or other obligations or liabilities of SDC not disclosed in the Purchase Agreement arising from the operation of SDC before the Closing Date, except for the GECC
Lien, the Permitted Liens and any immaterial obligations incurred in ordinary course of business as of the time of Closing which would be consistent with
Purchaser's obtaining the Assets and Properties "as is;" and

               (c) any fraud of Sellers or Indemnitor.

          6.1.2 Notwithstanding anything herein to the contrary, no
indemnification shall be available to Indemnitees under Section 6.1.1 hereof unless the aggregate amount of Damages that would otherwise be subject to indemnification under the Purchase Agreement with respect to such Claim and all prior Claims exceeds the Threshold Amount in which case the Indemnitee shall be entitled to receive the full amount of Damages (including the Threshold Amount).
Notwithstanding the foregoing, there shall be no Threshhold Amount for any Claim or Loss of the types excluded from application of the Threshold Amount in
Section 11.1.2 of the Purchase Agreement.

          6.1.3 Notwithstanding anything herein to the contrary, the maximum aggregate liability of Indemnitor to Indemnitees under this Indemnification
Agreement shall not exceed one-sixth (l/6th) of the Purchase Price; provided that the limitation contained in this clause shall not apply to Damages arising from any fraud of any Sellers or Indemnitor.

     6.2  METHOD OF ASSERTING CLAIMS

     All claims for indemnification by any Indemnitee under this Section 6.2 will be asserted and resolved in accordance with the provisions of Article 11 of the Purchase Agreement, except

                                     Page 5

STEAMBOAT II AND III INDEMNIFICATION AGREEMENT - BURCH

that in addition to notice to Sellers' Representative thereunder Purchaser shall give notice of such claim to Indemnitor as provided in Section 8.3 of this
Indemnification Agreement.

SECTION 7. DISPUTE RESOLUTION

     7.1 MANAGEMENT ESCALATION

     In the event a Dispute arises, the aggrieved Party shall promptly notify the other Party of the Dispute within ten (10) Business Days after such Dispute arises. If the Parties have failed to resolve the Dispute within ten (10)
Business Days after delivery of such notice, the Parties shall meet within twenty (20) Business Days to resolve the dispute.

     7.2 ACCESS TO COURTS

     Notwithstanding any provision of this Section 7 to the contrary, either
Party may commence litigation within thirty (30) days prior to the date after which the commencement of litigation would be barred by any statute of limitations, statute of repose or other Law or Order of similar import or in order to request injunctive or other equitable relief necessary to prevent irreparable harm. In such event, the Parties will (except as may be prohibited by judicial order) nevertheless continue to follow the procedures set forth in this Section 7.

SECTION 8. CONTINUING OBLIGATION.

     8.1  OBLIGATIONS

     During the term of this Indemnification Agreement, the liability of
Indemnitor under this Agreement shall remain in full force and effect irrespective of, and shall not be affected by, and this Indemnification
Agreement shall continue to be effective or reinstated, as the case may be, notwithstanding

     (i)  any amendment to (including, without limitation, modification of times for payment), waiver of or consent to, departure from or failure to exercise any right, remedy, power or privilege under or in respect of, the Purchase Agreement or any other agreement or instrument related thereto;

     (ii) any acceptance of any new or additional instrument, document, agreement, security in connection with all or any part of Sellers'
          indemnification obligations under the Purchase Agreement (the
          "Indemnification Obligations");

     (iii) any acceptance of partial payments on, or any reconveyance, abandonment, subordination, exchange, substitution, transfer, compoundment, compromise, enforcement, waiver, release, termination or liquidation of, all or any part of the Indemnification Obligations

     (iv) Sellers (or any of them) becoming insolvent or filing a petition for liquidation, organization, arrangement, composition or similar relief under any present or future provision of any bankruptcy code or insolvency laws, or if such a petition be

                                     Page 6

STEAMBOAT II AND III INDEMNIFICATION AGREEMENT- BURCH

          filed against Sellers (or any of them), and in any such proceedings some or all of the Indemnification Obligations are terminated or rejected or any obligation of Sellers (or any of them) thereunder are modified or abrogated or if any payment of any Indemnification
          Obligations must be returned by Purchaser to Sellers upon the insolvency, bankruptcy or reorganization of Sellers as though such payment had not been made;

     (v)  any of the following (a) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of
          Sellers, Indemnitor or any of them, or (b) the release or discharge of
          Sellers from the performance or observance of any undertaking, agreement, obligation or covenant contained in the Purchase Agreement or (c) the merger or consolidation of any Sellers or Indemnitor; or

     (vi) any assignment of the Purchase Agreement or this Indemnification
          Agreement in whole or in part by Purchaser in accordance with the terms thereof and hereof, respectively;

     8.2  WAIVER

     Except as expressly provided in Section 8.3, Indemnitor hereby waive all promptness, presentment, diligence, notice of the time and place of any public or private sale of any security for the Indemnification Obligations and any other notice with respect to the Indemnification Obligations or this
Indemnification Agreement and any requirement that Purchaser exhaust any right, power or remedy or take any action against or with respect to Sellers, or any other Person or any property, and all suretyship defenses of every nature under the laws of the State of New York and other states. Indemnitor agree that all payments under this Indemnification Agreement shall be made free and clear of all set-offs and counterclaims and Indemnitor hereby waive any right to withhold or deduct any amounts from payment under this Indemnification Agreement on the basis of any rights of set-off or any counterclaim.

     8.3  NOTICE

     If an Indemnitee shall provide a Claim Notice to Seller's Representative pursuant to Section 11.2(a) of the Purchase Agreement, Indemnitee shall promptly provide a copy of such Claim Notice to Indemnitor; provided, however, that the failure to provide such Claim Notice shall not release Indemnitor from any of its obligations under this Indemnification Agreement except to the extent that
Indemnitor is prejudiced by such failure.

     8.4  INDEPENDENT OBLIGATIONS

     The obligations of Indemnitor hereunder are independent of the obligations of Sellers, the other Indemnitor and any other Person, and Purchaser may enforce any of its rights hereunder independently of any other right or remedy that
Purchaser may at any time hold with respect to the Indemnification Obligations or any security or guaranty therefor. Without limiting the generality of the foregoing, Purchaser may bring a separate action against Indemnitor without first proceeding against Sellers, any other indemnitor or any other Person, or any security held by

                                     Page 7

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - BURCH

Purchaser and regardless of whether Sellers, any other indemnitor or any other
Person is joined in any such action. The rights of Purchaser hereunder shall not be exhausted by any action taken by Purchaser with respect to this
Indemnification Agreement until all of the Indemnification Obligations have been fully paid and performed.

     8.5  REASONABLENESS AND EFFECT OF WAIVER

     Indemnitor warrants and agrees that each of the waivers set forth in this
Indemnification Agreement is made with full knowledge of its significance and consequences and that, under the circumstances, such waivers are reasonable and to the Knowledge of the Indemnitor are not contrary to public policy or Law.

SECTION 9. MISCELLANEOUS

     9.1  NOTICES

     Unless this Indemnification Agreement specifically requires otherwise, any notice, demand or request provided for in this Indemnification Agreement, or served, given or made in connection with it, shall be in writing and shall be deemed properly served, given or made if delivered in person or sent by fax or sent by registered or certified mail, postage prepaid, or by an internationally recognized overnight courier service that provides a receipt of delivery, in each case, to the Parties at the addresses specified below or to such other address as any Party shall have previously designated by such a notice:

     If to Purchaser, to:

          ORNI 7 LLC
          980 Greg Street
          Sparks, NV 89431-6039
          Attn: President
          Fax: (775) 356-9039

     with a copy to:

          Perkins Coie LLP
          10885 NE Fourth Street, Suite 700
          Bellevue, WA 98004-5579
          Attn: Bruce E. Dick
          Fax: (425) 635-2409

     If to Indemnitor to:

          Ronald E. Burch
          Rural Route 1 - Box 53
          Chester, TX 75936

                                     Page 8

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - BURCH

Notice given by personal delivery, mail or overnight courier pursuant to this
Section 9.1 shall be effective upon physical receipt. Notice given by fax pursuant to this Section 9.1 shall be effective as of (i) the date of confirmed delivery if delivered before 5:00 p.m. PT on any Business Day, or (ii) the next succeeding Business Day if confirmed delivery is after 5:00 p.m. PT on any
Business Day or during any non-Business Day.

     9.2  ENTIRE AGREEMENT

     This Indemnification Agreement and the Purchase Agreement contain the sole and entire agreement between the Parties hereto with respect to the subject matter hereof (excluding that certain Promissory Note and that certain Guaranty each dated July 7, 2003 between Ormat Nevada and three Affiliates of Sellers made contemporaneously with the Letter of Intent, each of which remains in Full force and effect until such note has been repaid in full or applied against the
Purchase Price).

     9.3  EXPENSES

     Except as otherwise expressly provided in this Indemnification Agreement, whether or not the transactions contemplated hereby are consummated, each Party hereto will pay its own costs and expenses incurred in connection with the negotiation, execution and Closing of this Indemnification Agreement.

     9.4  WAIVER

     Any term or condition of this Indemnification Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any
Party of any term or condition of this Indemnification Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Indemnification Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

     9.5  AMENDMENT

     This Indemnification Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each Party hereto.

     9.6  NO THIRD PARTY BENEFICIARY

     The terms and provisions of this Indemnification Agreement are intended solely for the benefit of each Party hereto, the Indemnitees and their respective successors or permitted assigns, and it is not the intention of the
Parties to confer third-party beneficiary rights upon any other Person.

                                     Page 9

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - BURCH

     9.7  ASSIGNMENT; BINDING EFFECT

     This Indemnification Agreement is binding upon, inures to the benefit of and is enforceable by the Parties and their respective successors and assigns and in the event of any assignment by a Party such Party shall cause its successor or assign to assume its obligations under this Indemnification
Agreement so that any such assignee is jointly and severally liable with the assigning Party with respect to such obligations.

     9.8  HEADINGS

     The headings used in this Indemnification Agreement have been inserted for, convenience of reference only and do not define or limit the provisions hereof.

     9.9  SEVERABILITY

     If any provision of this Indemnification Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any Party hereto under this Indemnification Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Indemnification Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Indemnification Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Indemnification Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     9.10 GOVERNING LAW

     This Indemnification Agreement shall be governed by and construed in accordance with the Laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

     9.11 JURISDICTION AND VENUE

     Each of the Parties hereto hereby irrevocably and unconditionally consents and agrees that solely with respect to any actions, suits or proceedings arising out of or relating to this Indemnification Agreement and the transactions contemplated hereby may be brought in the federal and state courts located in
Washoe County, Nevada, and, by execution and delivery of this Indemnification
Agreement and any other documents executed in connection herewith, each such
Party hereby (i) accepts the nonexclusive jurisdiction of the aforesaid courts,
(ii) irrevocably agrees to be bound by any final judgment (after any and all appeals) of any such court with respect to such documents, (iii) irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceedings with respect to such documents brought in any such court, and further irrevocably waives, to the fullest extent permitted by law, any claim that any such action, or proceeding brought in any such court has been brought in any inconvenient forum, (iv) agrees that service of any process, summons, notice or document in any such action may be effected by mailing a copy thereof by U.S.

                                     Page 10

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - BURCH

registered or certified mail, postage prepaid, to such Party at its address set forth in Section 9.1, or at such other address of which the other Party hereto shall have been notified will be effective service for any action, suit or proceeding brought against it in any such court and (v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by Law or limit the right to bring any suit, action or proceeding in any other jurisdiction.

     9.12 WAIVER OF TRIAL BY JURY

     EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY
WAIVES THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY
LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS
AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH,
OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR
WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT
FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

     9.13 ATTORNEYS' FEES

     In the event of any suit or other proceeding between the Parties with respect to any of the transactions contemplated hereby or subject matter hereof, the prevailing Party shall, in addition to such other relief as the court or arbitrator may award, be entitled to recover reasonable attorneys' fees and costs (including at the trial and appellate levels) and expenses of investigation.

     9.14 TIME IS OF THE ESSENCE

     With regard to all dates and time periods set forth or referred to in this
Indemnification Agreement, time is of the essence.

     9.15 CONSTRUCTION

     This Indemnification Agreement and any documents or instruments delivered pursuant hereto shall be construed without regard to the identity of the Person who drafted the various provisions of the same. Each and every provision of this
Indemnification Agreement and such other documents and instruments shall be construed as though the Parties participated equally in the drafting of the same. Consequently, the Parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting Party shall not be applicable to this Indemnification Agreement or such other documents or instruments.

     9.16 COUNTERPARTS

     This Indemnification Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

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STEAMBOAT II and III INDEMNIFICATION AGREEMENT - BURCH

     9.17 FURTHER ASSURANCES

     Indemnitor and Purchaser each agree, upon the request of the other Party from time to time before and after the Closing Date, to do, execute, acknowledge and deliver such other acts, consents, instruments, documents and other assurances as may be reasonably necessary to carry out and perform the transactions contemplated by this Indemnification Agreement.

    [The rest of this page is intentionally left blank. The next page is the signature page.]

                                     Page 12

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - BURCH

     IN WITNESS WHEREOF, this Indemnification Agreement has been duly executed and delivered by the duly authorized officer of each Party as of the date first above written.

                                                  INDEMNITOR:

                                                  ------------------------------
                                                  Ronald E. Burch

                                                  PURCHASER:

                                                  ORNI 7 LLC

                                                  By: Ormat Nevada Inc.,
                                                  Manager of ORNI 7 LLC

                                                  By:
                                                      --------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                         -----------------------

                  [Signature page to Indemnification Agreement]

STEAMBOAT II and III INDEMNIFICATION AGREEMENT                          11/19/03

                                  EXHIBIT VI-B

                            INDEMNIFICATION AGREEMENT

                                 BY AND BETWEEN

                                ALAN O. MELCHIOR

                                 AS INDEMNITOR,

                                       AND

                                   ORNI 7 LLC,

                                  AS PURCHASER,

                                   DATED AS OF

                        _______________________ __, 200_

                                PERTAINING TO THE

                    STEAMBOAT II AND III GEOTHERMAL PROJECTS

                                        i

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - MELCHIOR

                                       ii

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - MELCHIOR

                            INDEMNIFICATION AGREEMENT

     This INDEMNIFICATION AGREEMENT (the "INDEMNIFICATION AGREEMENT") dated as of _____________________, 200_, is made and entered into by and between Alan O.
Melchior ("MELCHIOR"), (Melchior is sometimes referred to in this
Indemnification Agreement as "INDEMNITOR") and ORNI 7 LLC, a DELAWARE limited liability company ("PURCHASER"). Indemnitor and Purchaser are sometimes referred to in this Indemnification Agreement individually as a "PARTY" and collectively as the "PARTIES".

                                    RECITALS

     A. Simultaneously with the Parties' execution of this Indemnification
Agreement, Purchaser and FAR WEST CAPITAL, INC., a Utah corporation ("FAR
WEST"), FW CONSULTING SERVICES, L.C., a Nevada limited liability company ("FWC),
GEO ENERGY, LLC, a Nevada limited liability company ("GEO") and SB GEO, INC., a
Utah corporation ("SBG") (each of Far West, FWC, Geo and SBG are sometimes referred to in this Indemnification Agreement individually as "SELLER" and collectively as the "SELLERS") are entering into that certain Sale and Purchase
Agreement of even date herewith (the "PURCHASE AGREEMENT"), pursuant to which
Purchaser will acquire from Sellers 100% of the outstanding equity interests in both Steamboat Development Corp., a Utah corporation ("SDC"), title to the
Meyberg Property (as defined in the Purchase Agreement), the SBG Assets and the
FWC Assets (each as defined in the Purchase Agreement) and certain other assets as specified therein.

     B. As a condition to its entering into the Purchase Agreement, Purchaser has requested that Indemnitor make certain warranties and representations related to matters addressed in the Purchase Agreement and be liable with
Sellers regarding certain indemnification obligations of Sellers set forth in the Purchase Agreement.

     C. Indemnitor is a beneficial holder, directly or indirectly, of an outstanding equity interest of one or more of the Sellers.

     D. Indemnitor will derive substantial benefit from the Purchase Agreement.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth in this Indemnification Agreement and the
Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

SECTION 1. DEFINITIONS

     Except as expressly defined otherwise in this Indemnification Agreement, terms defined in the Purchase Agreement shall have the same meaning when used in this Indemnification Agreement. The phrase "to the knowledge of Indemnitor" when used in this Indemnification Agreement means the actual knowledge of Indemnitor.

                                     Page 1

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - MELCHIOR

SECTION 2. REPRESENTATIONS AND WARRANTIES OF INDEMNITOR

     As an inducement to Purchaser to enter into this Indemnification Agreement and the Purchase Agreement and consummate the transactions contemplated hereby and thereby, Indemnitor represents and warrants with respect to itself and the
Purchased Interests, as applicable, that as of the Effective Date and, except as otherwise expressly provided herein, as of the Closing Date:

     2.1  REPRESENTATIONS AND WARRANTIES

     (a) Sellers have all requisite power and authority to enter into, execute and deliver the Purchase Agreement, to perform their obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery by Sellers of the Purchase Agreement and the performance by Sellers of their obligations thereunder have been duly and validly authorized by all necessary action on their behalf and constitutes their legal, valid and binding obligation, enforceable against them in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar Laws relating to or affecting the rights of creditors generally, or by general equitable principles.

     (b) The Real Property and the Personal Property (i) incorporates all of the material properties and assets (whether real, personal or mixed, tangible or intangible) (x) reflected in the Financial Statements or (y) used in the business of SDC or used by Sellers in connection with the operation and maintenance of the Facility or the Steamboat I and IA geothermal plants and (b)
is included in either the Purchased Interests or the Assets and Properties owned by SDC as of Closing.

     (c) Sellers own the Purchased Interests and upon Closing Purchaser will have good and marketable title to the Purchased Interests free and clear of all
Liens, other than Permitted Liens, and will own all of the outstanding capital stock of SDC, which shares will be duly authorized and validly issued, fully paid and non-assessable, and issued in compliance with all applicable securities
Laws, and, other than the stock pledge to GECC as described in the Purchase
Agreement, will be free of any restriction on sale, transfer or voting, preemptive rights, options, warrants or other right to purchase.

     2.2  LEGAL CAPACITY

     Melchior is an individual over the age of legal majority in the state of
Utah, which is the jurisdiction of his legal residence, and is legally competent to enter into this Indemnification Agreement and to perform his obligations hereunder.

     2.3  AUTHORITY; ENFORCEABILITY

     Indemnitor has all requisite power and authority to enter into, execute and deliver this Indemnification Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby and this Indemnification
Agreement has been duly and validly executed and delivered by Indemnitor and constitutes his legal, valid and binding obligation, enforceable against him in accordance with its terms, except as the same may be limited by

                                     Page 2

STEAMBOAT I and III INDEMNIFICATION AGREEMENT - MELCHIOR

bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar
Laws relating to or affecting the rights of creditors generally or by general equitable principles.

     2.4  RELATIONSHIP WITH SELLERS

     The relationship between the Indemnitor and Sellers and statements set forth in Recitals C and D of this Indemnification Agreement are true and correct as of the Closing Date.

     2.5  SOLVENCY

     Indemnitor (a) is not entering into this Indemnification Agreement with actual intent to hinder, delay or defraud creditors, (b) is not insolvent, (c)
is capable of paying his debts as they mature, and (d) has no present intent to file a voluntary petition for bankruptcy or otherwise seek protection from his creditors under applicable bankruptcy laws. The transfer of the Purchased
Interests pursuant to the Purchase Agreement is not fraudulent or, to the
Knowledge of Indemnitor, wrongful with respect to any creditors of Indemnitor and no creditor shall be entitled to bring any Claim under any Law against
Indemnitor with respect to such transfer.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF PURCHASER

     As an inducement to Indemnitor to enter into this Indemnification Agreement and consummate the transactions contemplated hereby, Purchaser represents and warrants to Indemnitor that, as of the Effective Date and as of the Closing
Date, the representations and warranties made by Purchaser in the Purchase
Agreement, which are hereby incorporated in this Indemnification Agreement by this reference as if set forth in their entirety herein, are true and correct in all material respects.

SECTION 4. COVENANTS OF INDEMNITOR

     Indemnitor covenants and agrees with Purchaser that, with respect to
Sections 4.1 and 4.3, until the Closing Date, and in the case of Section 4.2 to the end of the applicable period specified therein, Indemnitor will comply with all covenants and provisions of this Section 4, except to the extent Purchaser may otherwise consent in writing.

     4.1  NOTICE

     Immediately prior to the Closing, Indemnitor will provide Purchaser an executed certificate to the effect that Indemnitor is not aware of any fact or condition that causes or constitutes a material breach of any of the representations and warranties of Sellers in the Purchase Agreement.

     4.2  STEAMBOAT KGRA RESTRICTION

     Indemnitor shall not, and shall ensure that Seller's Affiliates do not:

          (a) for a period of five (5) years from the Closing Date, develop, acquire, own (including, without limitation, ownership of a leasehold, license or fee interest) or operate, or

                                     Page 3

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - MELCHIOR

assist or otherwise participate in the development, acquisition, ownership
(including, without limitation, ownership of a leasehold, license or fee interest) or operation of any geothermal power plant or other plant or project that uses or could use geothermal resources from the Steamboat KGRA or any geothermal resource within or adjacent to the Steamboat KGRA, or

          (b) for a period of two (2) years from the Closing Date, induce, or attempt to induce, any employee, consultant, contractor, customer or vendor of
SDC, Purchaser or its Affiliates to leave or otherwise terminate such employment or relationship with SDC, Purchaser or its Affiliates.

The foregoing limitations in clause (a) of this Section 4.4 do not apply to the existing contractual obligation of ATS to the University of Nevada - Reno to potentially provide electricity, provided, however, that Indemnitor will cause
ATS to consult with Sellers and Purchaser and mutually agree with them on applicable terms and conditions regarding any implementation of such obligations.

     4.3  RELEASE

     Indemnitor shall deliver to Purchaser on or before Closing an instrument dated the Closing Date in form and substance reasonably satisfactory to
Purchaser and its counsel releasing any and all claims Indemnitor may have against or with respect to the SDC or the Purchased Interests and terminating all agreements between the Indemnitor and SDC. Prior to Closing, Indemnitor shall repay and cause the Sellers' Affiliates to repay to SDC all outstanding indebtedness that Indemnitor and the Sellers' Affiliates may owe SDC.

SECTION 5. DISCLAIMER; SURVIVAL

     The Parties agree that Indemnitor is making only the representations and warranties contained in Section 2 and providing the indemnification as provided in Section 6 and is making no other representations or warranties, express or implied, or any other indemnification obligations to Purchaser. For the avoidance of doubt, Purchaser expressly acknowledges that except for the express representations and warranties set forth in the Purchase Agreement, Purchaser is indirectly acquiring the Assets and Properties of SDC and directly the Assets and Properties included in the Purchased Interests "AS IS" and without any representation or warranty of merchantability, fitness for any particular purpose or any other implied warranties whatsoever. All of the representations, warranties, covenants and agreements of Indemnitor and Purchaser contained in this Indemnification Agreement, including the indemnification and other obligations set forth in Sections 6 and 8 of this Indemnification Agreement shall survive the Closing only with respect to Claims made by an Indemnitee within the following periods:

          (a) with respect to representations and warranties in Section 2.l(c)
of this Indemnification Agreement and the covenants in Section 6.1.1(c) of this
Indemnification Agreement, for the period commencing on Closing and ending upon the expiration of the statute of limitations applicable to such representations, warranties or covenants; and

                                     Page 4

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - MELCHIOR

          (b) with respect to all other representations and warranties in this
Indemnification Agreement, the period commencing on Closing and ending one year following the Closing Date.

SECTION 6. INDEMNIFICATION

     6.1  INDEMNIFICATION

          6.1.1 Indemnitor shall, to the fullest extent permitted by Law, indemnify, defend and hold harmless the Indemnitees from, against and with respect to, any Claim or Loss, of any kind or character, suffered, incurred or sustained by Purchaser or any of the Indemnitees or to which it or they become subject, arising out of or in any manner incident, relating or attributable to

               (a) any inaccuracy in any representation or breach of warranty of
Indemnitor in Section 2 of this Indemnification Agreement;

               (b) (i) any Taxes and other liabilities and obligations of
Sellers (other than the contractual obligations being expressly assumed by
Purchaser pursuant to the Purchase Agreement with regard to the Material
Contracts included in the Purchased Interests or (ii) any Taxes or other obligations or liabilities of SDC not disclosed in the Purchase Agreement arising from the operation of SDC before the Closing Date, except for the GECC
Lien, the Permitted Liens and any immaterial obligations incurred in ordinary course of business as of the time of Closing which would be consistent with
Purchaser's obtaining the Assets and Properties "as is;" and

               (c) any fraud of Sellers or Indemnitor.

          6.1.2 Notwithstanding anything herein to the contrary, no
indemnification shall be available to Indemnitees under Section 6.1.1 hereof unless the aggregate amount of Damages that would otherwise be subject to indemnification under the Purchase Agreement with respect to such Claim and all prior Claims exceeds the Threshold Amount in which case the Indemnitee shall be entitled to receive the full amount of Damages (including the Threshold Amount).
Notwithstanding the foregoing, there shall be no Threshhold Amount for any Claim or Loss of the types excluded from application of the Threshold Amount in
Section 11.1.2 of the Purchase Agreement.

          6.1.3 Notwithstanding anything herein to the contrary, the maximum aggregate liability of Indemnitor to Indemnitees under this Indemnification
Agreement shall not exceed one-sixth (l/6th) of the Purchase Price; provided that the limitation contained in this clause shall not apply to Damages arising from any fraud of any Sellers or Indemnitor.

     6.2  METHOD OF ASSERTING CLAIMS

     All claims for indemnification by any Indemnitee under this Section 6.2 will be asserted and resolved in accordance with the provisions of Article 11 of the Purchase Agreement, except

                                     Page 5

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - MELCHIOR

that in addition to notice to Sellers' Representative thereunder Purchaser shall give notice of such claim to Indemnitor as provided in Section 8.3 of this
Indemnification Agreement.

SECTION 7. DISPUTE RESOLUTION

     7.1  MANAGEMENT ESCALATION

     In the event a Dispute arises, the aggrieved Party shall promptly notify the other Party of the Dispute within ten (10) Business Days after such Dispute arises. If the Parties have failed to resolve the Dispute within ten (10)
Business Days after delivery of such notice, the Parties shall meet within twenty (20) Business Days to resolve the dispute.

     7.2  ACCESS TO COURTS

     Notwithstanding any provision of this Section 7 to the contrary, either
Party may commence litigation within thirty (30) days prior to the date after which the commencement of litigation would be barred by any statute of limitations, statute of repose or other Law or Order of similar import or in order to request injunctive or other equitable relief necessary to prevent irreparable harm. In such event, the Parties will (except as may be prohibited by judicial order) nevertheless continue to follow the procedures set forth in this Section 7.

SECTION 8. CONTINUING OBLIGATION.

     8.1  OBLIGATIONS

     During the term of this Indemnification Agreement, the liability of
Indemnitor under this Agreement shall remain in full force and effect irrespective of, and shall not be affected by, and this Indemnification
Agreement shall continue to be effective or reinstated, as the case may be, notwithstanding

     (i)  any amendment to (including, without limitation, modification of times for payment), waiver of or consent to, departure from or failure to exercise any right, remedy, power or privilege under or in respect of, the Purchase Agreement or any other agreement or instrument related thereto;

     (ii) any acceptance of any new or additional instrument, document, agreement, security in connection with all or any part of Sellers'
          indemnification obligations under the Purchase Agreement (the
          "Indemnification Obligations");

     (iii) any acceptance of partial payments on, or any reconveyance, abandonment, subordination, exchange, substitution, transfer, compoundment, compromise, enforcement, waiver, release, termination or liquidation of, all or any part of the Indemnification Obligations

     (iv) Sellers (or any of them) becoming insolvent or filing a petition for liquidation, organization, arrangement, composition or similar relief under any present or future provision of any bankruptcy code or insolvency laws, or if such a petition be

                                     Page 6

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - MELCHIOR

          filed against Sellers (or any of them), and in any such proceedings some or all of the Indemnification Obligations are terminated or rejected or any obligation of Sellers (or any of them) thereunder are modified or abrogated or if any payment of any Indemnification
          Obligations must be returned by Purchaser to Sellers upon the insolvency, bankruptcy or reorganization of Sellers as though such payment had not been made;

     (v)  any of the following (a) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of
          Sellers, Indemnitor or any of them, or (b) the release or discharge of
          Sellers from the performance or observance of any undertaking, agreement, obligation or covenant contained in the Purchase Agreement or (c) the merger or consolidation of any Sellers or Indemnitor; or

     (vi) any assignment of the Purchase Agreement or this Indemnification
          Agreement in whole or in part by Purchaser in accordance with the terms thereof and hereof, respectively;

     8.2 WAIVER

     Except as expressly provided in Section 8.3, Indemnitor hereby waive all promptness, presentment, diligence, notice of the time and place of any public or private sale of any security for the Indemnification Obligations and any other notice with respect to the Indemnification Obligations or this
Indemnification Agreement and any requirement that Purchaser exhaust any right, power or remedy or take any action against or with respect to Sellers, or any other Person or any property, and all suretyship defenses of every nature under the laws of the State of New York and other states. Indemnitor agree that all payments under this Indemnification Agreement shall be made free and clear of all set-offs and counterclaims and Indemnitor hereby waive any right to withhold or deduct any amounts from payment under this Indemnification Agreement on the basis of any rights of set-off or any counterclaim.

     8.3 NOTICE

     If an Indemnitee shall provide a Claim Notice to Seller's Representative pursuant to Section 11.2(a) of the Purchase Agreement, Indemnitee shall promptly provide a copy of such Claim Notice to Indemnitor; provided, however, that the failure to provide such Claim Notice shall not release Indemnitor from any of its obligations under this Indemnification Agreement except to the extent that
Indemnitor is prejudiced by such failure.

     8.4 INDEPENDENT OBLIGATIONS

     The obligations of Indemnitor hereunder are independent of the obligations of Sellers, the other Indemnitor and any other Person, and Purchaser may enforce any of its rights hereunder independently of any other right or remedy that
Purchaser may at any time hold with respect to the Indemnification Obligations or any security or guaranty therefor. Without limiting the generality of the foregoing, Purchaser may bring a separate action against Indemnitor without first proceeding against Sellers, any other indemnitor or any other Person, or any security held by

                                     Page 7

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - MELCHIOR

Purchaser and regardless of whether Sellers, any other indemnitor or any other
Person is joined in any such action. The rights of Purchaser hereunder shall not be exhausted by any action taken by Purchaser with respect to this
Indemnification Agreement until all of the Indemnification Obligations have been fully paid and performed.

     8.5  REASONABLENESS AND EFFECT OF WAIVER

     Indemnitor warrants and agrees that each of the waivers set forth in this
Indemnification Agreement is made with full knowledge of its significance and consequences and that, under the circumstances, such waivers are reasonable and to the Knowledge of the Indemnitor are not contrary to public policy or Law.

SECTION 9. MISCELLANEOUS

     9.1 NOTICES

     Unless this Indemnification Agreement specifically requires otherwise, any notice, demand or request provided for in this Indemnification Agreement, or served, given or made in connection with it, shall be in writing and shall be deemed properly served, given or made if delivered in person or sent by fax or sent by registered or certified mail, postage prepaid, or by an internationally recognized overnight courier service that provides a receipt of delivery, in each case, to the Parties at the addresses specified below or to such other address as any Party shall have previously designated by such a notice:

     If to Purchaser, to:

          0RNI 7 LLC
          980 Greg Street
          Sparks, NV 89431-6039
          Attn: President
          Fax: (775) 356-9039

     with a copy to:

          Perkins Coie LLP
          10885 NE Fourth Street, Suite 700
          Bellevue, WA 98004-5579
          Attn: Bruce E. Dick
          Fax: (425) 635-2409

     If to Indemnitor to:

          Alan O. Melchior

          ----------------

          ----------------

                                     Page 8

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - MELCHIOR

Notice given by personal delivery, mail or overnight courier pursuant to this
Section 9.1 shall be effective upon physical receipt. Notice given by fax pursuant to this Section 9.1 shall be effective as of (i) the date of confirmed delivery if delivered before 5:00 p.m. PT on any Business Day, or (ii) the next succeeding Business Day if confirmed delivery is after 5:00 p.m. PT on any
Business Day or during any non-Business Day.

     9.2 ENTIRE AGREEMENT

     This Indemnification Agreement and the Purchase Agreement contain the sole and entire agreement between the Parties hereto with respect to the subject matter hereof (excluding that certain Promissory Note and that certain Guaranty each dated July 7, 2003 between Ormat Nevada and three Affiliates of Sellers made contemporaneously with the Letter of Intent, each of which remains in FULL force and effect until such note has been repaid in full or applied against the
Purchase Price).

     9.3 EXPENSES

     Except as otherwise expressly provided in this Indemnification Agreement, whether or not the transactions contemplated hereby are consummated, each Party hereto will pay its own costs and expenses incurred in connection with the negotiation, execution and Closing of this Indemnification Agreement.

     9.4 WAIVER

     Any term or condition of this Indemnification Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any
Party of any term or condition of this Indemnification Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Indemnification Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

     9.5 AMENDMENT

     This Indemnification Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each Party hereto.

     9.6 NO THIRD PARTY BENEFICIARY

     The terms and provisions of this Indemnification Agreement are intended solely for the benefit of each Party hereto, the Indemnitees and their respective successors or permitted assigns, and it is not the intention of the
Parties to confer third-party beneficiary rights upon any other Person.

                                     Page 9

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - MELCHIOR

     9.7  ASSIGNMENT; BINDING EFFECT

     This Indemnification Agreement is binding upon, inures to the benefit of and is enforceable by the Parties and their respective successors and assigns and in the event of any assignment by a Party such Party shall cause its successor or assign to assume its obligations under this Indemnification
Agreement so that any such assignee is jointly and severally liable with the assigning Party with respect to such obligations.

     9.8  HEADINGS

     The headings used in this Indemnification Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

     9.9  SEVERABILITY

     If any provision of this Indemnification Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any Party hereto under this Indemnification Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Indemnification Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Indemnification Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Indemnification Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     9.10 GOVERNING LAW

     This Indemnification Agreement shall be governed by and construed in accordance with the Laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

     9.11 JURISDICTION AND VENUE

     Each of the Parties hereto hereby irrevocably and unconditionally consents and agrees that solely with respect to any actions, suits or proceedings arising out of or relating to this Indemnification Agreement and the transactions contemplated hereby may be brought in the federal and state courts located in
Washoe County, Nevada, and, by execution and delivery of this Indemnification
Agreement and any other documents executed in connection herewith, each such
Party hereby (i) accepts the nonexclusive jurisdiction of the aforesaid courts,
(ii) irrevocably agrees to be bound by any final judgment (after any and all appeals) of any such court with respect to such documents, (iii) irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceedings with respect to such documents brought in any such court, and further irrevocably waives, to the fullest extent permitted by law, any claim that any such action, or proceeding brought in any such court has been brought in any inconvenient forum, (iv) agrees that service of any process, summons, notice or document in any such action may be effected by mailing a copy thereof by U.S.

                                     Page 10

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - MELCHIOR

registered or certified mail, postage prepaid, to such Party at its address set forth in Section 9.1, or at such other address of which the other Party hereto shall have been notified will be effective service for any action, suit or proceeding brought against it in any such court and (v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by Law or limit the right to bring any suit, action or proceeding in any other jurisdiction.

     9.12 WAIVER OF TRIAL BY JURY

     EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY
WAIVES THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY
LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS
AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH,
OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR
WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT
FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

     9.13 ATTORNEYS' FEES

     In the event of any suit or other proceeding between the Parties with respect to any of the transactions contemplated hereby or subject matter hereof, the prevailing Party shall, in addition to such other relief as the court or arbitrator may award, be entitled to recover reasonable attorneys' fees and costs (including at the trial and appellate levels) and expenses of investigation.

     9.14 TIME IS OF THE ESSENCE

     With regard to all dates and time periods set forth or referred to in this
Indemnification Agreement, time is of the essence.

     9.15 CONSTRUCTION

     This Indemnification Agreement and any documents or instruments delivered pursuant hereto shall be construed without regard to the identity of the Person who drafted the various provisions of the same. Each and every provision of this
Indemnification Agreement and such other documents and instruments shall be construed as though the Parties participated equally in the drafting of the same. Consequently, the Parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting Party shall not be applicable to this Indemnification Agreement or such other documents or instruments.

     9.16 COUNTERPARTS

     This Indemnification Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

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STEAMBOAT II and III INDEMNIFICATION AGREEMENT - MELCHIOR

     9.17 FURTHER ASSURANCES

     Indemnitor and Purchaser each agree, upon the request of the other Party from time to time before and after the Closing Date, to do, execute, acknowledge and deliver such other acts, consents, instruments, documents and other assurances as may be reasonably necessary to carry out and perform the transactions contemplated by this Indemnification Agreement.

    [The rest of this page is intentionally left blank. The next page is the signature page.]

                                     Page 12

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - MELCHIOR

     IN WITNESS WHEREOF, this Indemnification Agreement has been duly executed and delivered by the duly authorized officer of each Party as of the date first above written.

                                                  INDEMNITOR:

                                                  ------------------------------
                                                  Alan O. Melchior

                                                  PURCHASER:

                                                  ORNI 7 LLC

                                                  By: Ormat Nevada Inc.,
                                                  Manager of ORNI 7 LLC

                                                  By:
                                                      --------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                         -----------------------

                  [Signature page to Indemnification Agreement]

STEAMBOAT II and III INDEMNIFICATION AGREEMENT                          11/19/03

                                  EXHIBIT VI-C

                            INDEMNIFICATION AGREEMENT

                                 BY AND BETWEEN

                                 THOMAS A. QUINN

                                 AS INDEMNITOR,

                                       AND

                                   ORNI 7 LLC,

                                  AS PURCHASER,

                                   DATED AS OF

                              ___________ __, 200_

                                PERTAINING TO THE

                    STEAMBOAT II AND III GEOTHERMAL PROJECTS

                                        i

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - QUINN

                                       ii

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - QUINN

                            INDEMNIFICATION AGREEMENT

     This INDEMNIFICATION AGREEMENT (the "INDEMNIFICATION AGREEMENT") dated as of _________________ ____, 200__, is made and entered into by and between Thomas
A. Quinn ("QUINN"), (Quinn is sometimes referred to in this Indemnification
Agreement as "INDEMNITOR") and ORNI 7 LLC, a Delaware limited liability company
("PURCHASER"). Indemnitor and Purchaser are sometimes referred to in this
Indemnification Agreement individually as a "PARTY" and collectively as the
"PARTIES".

                                    RECITALS

     A. Simultaneously with the Parties' execution of this Indemnification
Agreement, Purchaser and FAR WEST CAPITAL, INC., a Utah corporation ("FAR
WEST"), FW CONSULTING SERVICES, L.C., a Nevada limited liability company
{"FWC"), GEO ENERGY, LLC, a Nevada limited liability company ("GEO") and SB GEO,
INC., a Utah corporation ("SBG") (each of Far West, FWC, Geo and SBG are sometimes referred to in this Indemnification Agreement individually as "SELLER"
and collectively as the "SELLERS") are entering into that certain Sale and
Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), pursuant to which Purchaser will acquire from Sellers 100% of the outstanding equity interests in both Steamboat Development Corp., a Utah corporation ("SDC"), title to the Meyberg Property (as defined in the Purchase Agreement), the SBG Assets and the FWC Assets (each as defined in the Purchase Agreement) and certain other assets as specified therein.

     B. As a condition to its entering into the Purchase Agreement, Purchaser has requested that Indemnitor make certain warranties and representations related to matters addressed in the Purchase Agreement and be liable with
Sellers regarding certain indemnification obligations of Sellers set forth in the Purchase Agreement.

     C. Indemnitor is a beneficial holder, directly or indirectly, of an outstanding equity interest of one or more of the Sellers.

     D. Indemnitor will derive substantial benefit from the Purchase Agreement.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth in this Indemnification Agreement and the
Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

SECTION 1. DEFINITIONS

     Except as expressly defined otherwise in this Indemnification Agreement, terms defined in the Purchase Agreement shall have the same meaning when used in this Indemnification Agreement. The phrase "to the knowledge of Indemnitor" when used in this Indemnification Agreement means the actual knowledge of Indemnitor.

                                     Page 1

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - QUINN

SECTION 2. REPRESENTATIONS AND WARRANTIES OF INDEMNITOR

     As an inducement to Purchaser to enter into this Indemnification Agreement and the Purchase Agreement and consummate the transactions contemplated hereby and thereby, Indemnitor represents and warrants with respect to itself and the
Purchased Interests, as applicable, that as of the Effective Date and, except as otherwise expressly provided herein, as of the Closing Date:

     2.1  REPRESENTATIONS AND WARRANTIES

     (a) Sellers have all requisite power and authority to enter into, execute and deliver the Purchase Agreement, to perform their obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery by Sellers of the Purchase Agreement and the performance by Sellers of their obligations thereunder have been duly and validly authorized by all necessary action on their behalf and constitutes their legal, valid and binding obligation, enforceable against them in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar Laws relating to or affecting the rights of creditors generally, or by general equitable principles.

     (b) The Real Property and the Personal Property (i) incorporates all of the material properties and assets (whether real, personal or mixed, tangible or intangible) (x) reflected in the Financial Statements or (y) used in the business of SDC or used by Sellers in connection with the operation and maintenance of the Facility or the Steamboat I and IA geothermal plants and (b)
is included in either the Purchased Interests or the Assets and Properties owned by SDC as of Closing.

     (c) Sellers own the Purchased Interests and upon Closing Purchaser will have good and marketable title to the Purchased Interests free and clear of all
Liens, other than Permitted Liens, and will own all of the outstanding capital stock of SDC, which shares will be duly authorized and validly issued, fully paid and non-assessable, and issued in compliance with all applicable securities
Laws, and, other than the stock pledge to GECC as described in the Purchase
Agreement, will be free of any restriction on sale, transfer or voting, preemptive rights, options, warrants or other right to purchase.

     2.2  LEGAL CAPACITY

     Quinn is an individual over the age of legal majority in the state of Utah, which is the jurisdiction of his legal residence, and is legally competent to enter into this Indemnification Agreement and to perform his obligations hereunder.

     2.3  AUTHORITY; ENFORCEABILITY

     Indemnitor has all requisite power and authority to enter into, execute and deliver this Indemnification Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby and this Indemnification
Agreement has been duly and validly executed and delivered by Indemnitor and constitutes his legal, valid and binding obligation, enforceable against him in accordance with its terms, except as the same may be limited by

                                     Page 2

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - QUINN

bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar
Laws relating to or affecting the rights of creditors generally or by general equitable principles.

     2.4  RELATIONSHIP WITH SELLERS

     The relationship between the Indemnitor and Sellers and statements set forth in Recitals C and D of this Indemnification Agreement are true and correct as of the Closing Date.

     2.5  SOLVENCY

          Indemnitor (a) is not entering into this Indemnification Agreement with actual intent to hinder, delay or defraud creditors, (b) is not insolvent,
(c) is capable of paying his debts as they mature, and (d) has no present intent to file a voluntary petition for bankruptcy or otherwise seek protection from his creditors under applicable bankruptcy laws. The transfer of the Purchased
Interests pursuant to the Purchase Agreement is not fraudulent or, to the
Knowledge of Indemnitor, wrongful with respect to any creditors of Indemnitor and no creditor shall be entitled to bring any Claim under any Law against
Indemnitor with respect to such transfer.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF PURCHASER

     As an inducement to Indemnitor to enter into this Indemnification Agreement and consummate the transactions contemplated hereby, Purchaser represents and warrants to Indemnitor that, as of the Effective Date and as of the Closing
Date, the representations and warranties made by Purchaser in the Purchase
Agreement, which are hereby incorporated in this Indemnification Agreement by this reference as if set forth in their entirety herein, are true and correct in all material respects.

SECTION 4. COVENANTS OF INDEMNITOR

     Indemnitor covenants and agrees with Purchaser that, with respect to
Sections 4.1 and 4.3, until the Closing Date, and in the case of Section 4.2 to the end of the applicable period specified therein, Indemnitor will comply with all covenants and provisions of this Section 4, except to the extent Purchaser may otherwise consent in writing.

     4.1  NOTICE

     Immediately prior to the Closing, Indemnitor will provide Purchaser an executed certificate to the effect that Indemnitor is not aware of any fact or condition that causes or constitutes a material breach of any of the representations and warranties of Sellers in the Purchase Agreement.

     4.2  STEAMBOAT KGRA RESTRICTION

     Indemnitor shall not, and shall ensure that Seller's Affiliates do not:

          (a) for a period of five (5) years from the Closing Date, develop, acquire, own (including, without limitation, ownership of a leasehold, license or fee interest) or operate, or

                                     Page 3

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - QUINN

assist or otherwise participate in the development, acquisition, ownership
(including, without limitation, ownership of a leasehold, license or fee interest) or operation of any geothermal power plant or other plant or project that uses or could use geothermal resources from the Steamboat KGRA or any geothermal resource within or adjacent to the Steamboat KGRA, or

          (b) for a period of two (2) years from the Closing Date, induce, or attempt to induce, any employee, consultant, contractor, customer or vendor of
SDC, Purchaser or its Affiliates to leave or otherwise terminate such employment or relationship with SDC, Purchaser or its Affiliates.

The foregoing limitations in clause (a) of this Section 4.4 do not apply to the existing contractual obligation of ATS to the University of Nevada - Reno to potentially provide electricity, provided, however, that Indemnitor will cause
ATS to consult with Sellers and Purchaser and mutually agree with them on applicable terms and conditions regarding any implementation of such obligations.

     4.3  RELEASE

     Indemnitor shall deliver to Purchaser on or before Closing an instrument dated the Closing Date in form and substance reasonably satisfactory to
Purchaser and its counsel releasing any and all claims Indemnitor may have against or with respect to the SDC or the Purchased Interests and terminating all agreements between the Indemnitor and SDC. Prior to Closing, Indemnitor shall repay and cause the Sellers' Affiliates to repay to SDC all outstanding indebtedness that Indemnitor and the Sellers' Affiliates may owe SDC.

SECTION 5. DISCLAIMER; SURVIVAL

     The Parties agree that Indemnitor is making only the representations and warranties contained in Section 2 and providing the indemnification as provided in Section 6 and is making no other representations or warranties, express or implied, or any other indemnification obligations to Purchaser. For the avoidance of doubt, Purchaser expressly acknowledges that except for the express representations and warranties set forth in the Purchase Agreement, Purchaser is indirectly acquiring the Assets and Properties of SDC and directly the Assets and Properties included in the Purchased Interests "AS IS" and without any representation or warranty of merchantability, fitness for any particular purpose or any other implied warranties whatsoever. All of the representations, warranties, covenants and agreements of Indemnitor and Purchaser contained in this Indemnification Agreement, including the indemnification and other obligations set forth in Sections 6 and 8 of this Indemnification Agreement shall survive the Closing only with respect to Claims made by an Indemnitee within the following periods:

          (a) with respect to representations and warranties in Section 2.l(c)
of this Indemnification Agreement and the covenants in Section 6.1.1(c) of this
Indemnification Agreement, for the period commencing on Closing and ending upon the expiration of the statute of limitations applicable to such representations, warranties or covenants; and

                                     Page 4

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - QUINN

          (b) with respect to all other representations and warranties in this
Indemnification Agreement, the period commencing on Closing and ending one year following the Closing Date.

SECTION 6. INDEMNIFICATION

     6.1 INDEMNIFICATION

          6.1.1 Indemnitor shall, to the fullest extent permitted by Law, indemnify, defend and hold harmless the Indemnitees from, against and with respect to, any Claim or Loss, of any kind or character, suffered, incurred or sustained by Purchaser or any of the Indemnitees or to which it or they become subject, arising out of or in any manner incident, relating or attributable to

               (a) any inaccuracy in any representation or breach of warranty of
Indemnitor in Section 2 of this Indemnification Agreement;

               (b) (i) any Taxes and other liabilities and obligations of
Sellers (other than the contractual obligations being expressly assumed by
Purchaser pursuant to the Purchase Agreement with regard to the Material
Contracts included in the Purchased Interests or (ii) any Taxes or other obligations or liabilities of SDC not disclosed in the Purchase Agreement arising from the operation of SDC before the Closing Date, except for the GECC
Lien, the Permitted Liens and any immaterial obligations incurred in ordinary course of business as of the time of Closing which would be consistent with
Purchaser's obtaining the Assets and Properties "as is;" and

               (c) any fraud of Sellers or Indemnitor.

          6.1.2 Notwithstanding anything herein to the contrary, no
indemnification shall be available to Indemnitees under Section 6.1.1 hereof unless the aggregate amount of Damages that would otherwise be subject to indemnification under the Purchase Agreement with respect to such Claim and all prior Claims exceeds the Threshold Amount in which case the Indemnitee shall be entitled to receive the full amount of Damages (including the Threshold Amount).
Notwithstanding the foregoing, there shall be no Threshhold Amount for any Claim or Loss of the types excluded from application of the Threshold Amount in
Section 11.1.2 of the Purchase Agreement.

          6.1.3 Notwithstanding anything herein to the contrary, the maximum aggregate liability of Indemnitor to Indemnitees under this Indemnification
Agreement shall not exceed one-sixth (1/6th) of the Purchase Price; provided that the limitation contained in this clause shall not apply to Damages arising from any fraud of any Sellers or Indemnitor.

     6.2 METHOD OF ASSERTING CLAIMS

     All claims for indemnification by any Indemnitee under this Section 6.2 will be asserted and resolved in accordance with the provisions of Article 11 of the Purchase Agreement, except

                                     Page 5

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - QUINN

that in addition to notice to Sellers' Representative thereunder Purchaser shall give notice of such claim to Indemnitor as provided in Section 8.3 of this
Indemnification Agreement.

SECTION 7. DISPUTE RESOLUTION

     7.1 MANAGEMENT ESCALATION

     In the event a Dispute arises, the aggrieved Party shall promptly notify the other Party of the Dispute within ten (10) Business Days after such Dispute arises. If the Parties have failed to resolve the Dispute within ten (10)
Business Days after delivery of such notice, the Parties shall meet within twenty (20) Business Days to resolve the dispute.

     7.2 ACCESS TO COURTS

     Notwithstanding any provision of this Section 7 to the contrary, either
Party may commence litigation within thirty (30) days prior to the date after which the commencement of litigation would be barred by any statute of limitations, statute of repose or other Law or Order of similar import or in order to request injunctive or other equitable relief necessary to prevent irreparable harm. In such event, the Parties will (except as may be prohibited by judicial order) nevertheless continue to follow the procedures set forth in this Section 7.

SECTION 8. CONTINUING OBLIGATION.

     8.1 OBLIGATIONS

     During the term of this Indemnification Agreement, the liability of
Indemnitor under this Agreement shall remain in full force and effect irrespective of, and shall not be affected by, and this Indemnification
Agreement shall continue to be effective or reinstated, as the case may be, notwithstanding

     (i)  any amendment to (including, without limitation, modification of times for payment), waiver of or consent to, departure from or failure to exercise any right, remedy, power or privilege under or in respect of, the Purchase Agreement or any other agreement or instrument related thereto;

     (ii) any acceptance of any new or additional instrument, document, agreement, security in connection with all or any part of Sellers'
          indemnification obligations under the Purchase Agreement (the
          "Indemnification Obligations");

     (iii) any acceptance of partial payments on, or any reconveyance, abandonment, subordination, exchange, substitution, transfer, compoundment, compromise, enforcement, waiver, release, termination or liquidation of, all or any part of the Indemnification Obligations

     (iv) Sellers (or any of them) becoming insolvent or filing a petition for liquidation, organization, arrangement, composition or similar relief under any present or future provision of any bankruptcy code or insolvency laws, or if such a petition be

                                     Page 6

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - QUINN

          filed against Sellers (or any of them), and in any such proceedings some or all of the Indemnification Obligations are terminated or rejected or any obligation of Sellers (or any of them) thereunder are modified or abrogated or if any payment of any Indemnification
          Obligations must be returned by Purchaser to Sellers upon the insolvency, bankruptcy or reorganization of Sellers as though such payment had not been made;

     (v)  any of the following (a) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of
          Sellers, Indemnitor or any of them, or (b) the release or discharge of
          Sellers from the performance or observance of any undertaking, agreement, obligation or covenant contained in the Purchase Agreement or (c) the merger or consolidation of any Sellers or Indemnitor; or

     (vi) any assignment of the Purchase Agreement or this Indemnification
          Agreement in whole or in part by Purchaser in accordance with the terms thereof and hereof, respectively;

     8.2  WAIVER

     Except as expressly provided in Section 8.3, Indemnitor hereby waive all promptness, presentment, diligence, notice of the time and place of any public or private sale of any security for the Indemnification Obligations and any other notice with respect to the Indemnification Obligations or this
Indemnification Agreement and any requirement that Purchaser exhaust any right, power or remedy or take any action against or with respect to Sellers, or any other Person or any property, and all suretyship defenses of every nature under the laws of the State of New York and other states. Indemnitor agree that all payments under this Indemnification Agreement shall be made free and clear of all set-offs and counterclaims and Indemnitor hereby waive any right to withhold or deduct any amounts from payment under this Indemnification Agreement on the basis of any rights of set-off or any counterclaim.

     8.3  NOTICE

     If an Indemnitee shall provide a Claim Notice to Seller's Representative pursuant to Section 11.2(a) of the Purchase Agreement, Indemnitee shall promptly provide a copy of such Claim Notice to Indemnitor; provided, however, that the failure to provide such Claim Notice shall not release Indemnitor from any of its obligations under this Indemnification Agreement except to the extent that
Indemnitor is prejudiced by such failure.

     8.4  INDEPENDENT OBLIGATIONS

     The obligations of Indemnitor hereunder are independent of the obligations of Sellers, the other Indemnitor and any other Person, and Purchaser may enforce any of its rights hereunder independently of any other right or remedy that
Purchaser may at any time hold with respect to the Indemnification Obligations or any security or guaranty therefor. Without limiting the generality of the foregoing, Purchaser may bring a separate action against Indemnitor without first proceeding against Sellers, any other indemnitor or any other Person, or any security held by

                                     Page 7

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - QUINN

Purchaser and regardless of whether Sellers, any other indemnitor or any other
Person is joined in any such action. The rights of Purchaser hereunder shall not be exhausted by any action taken by Purchaser with respect to this
Indemnification Agreement until all of the Indemnification Obligations have been fully paid and performed.

     8.5  REASONABLENESS AND EFFECT OF WAIVER

     Indemnitor warrants and agrees that each of the waivers set forth in this
Indemnification Agreement is made with full knowledge of its significance and consequences and that, under the circumstances, such waivers are reasonable and to the Knowledge of the Indemnitor are not contrary to public policy or Law.

SECTION 9. MISCELLANEOUS

     9.1  NOTICES

     Unless this Indemnification Agreement specifically requires otherwise, any notice, demand or request provided for in this Indemnification Agreement, or served, given or made in connection with it, shall be in writing and shall be deemed properly served, given or made if delivered in person or sent by fax or sent by registered or certified mail, postage prepaid, or by an internationally recognized overnight courier service that provides a receipt of delivery, in each case, to the Parties at the addresses specified below or to such other address as any Party shall have previously designated by such a notice:

     If to Purchaser, to:

          ORNI 7 LLC
          980 Greg Street
          Sparks, NV 89431-6039
          Attn.: President
          Fax: (775) 356-9039

     with a copy to:

          Perkins Coie LLP
          10885 NE Fourth Street, Suite 700
          Bellevue, WA 98004-5579
          Attn: Bruce E. Dick
          Fax: (425)635-2409

     If to Indemnitor to:

          Thomas A. Quinn

          ---------------------

          ---------------------

                                     Page 8

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - QUINN

Notice given by personal delivery, mail or overnight courier pursuant to this
Section 9.1 shall be effective upon physical receipt. Notice given by fax pursuant to this Section 9.1 shall be effective as of (i) the date of confirmed delivery if delivered before 5:00 p.m. PT on any Business Day, or (ii) the next succeeding Business Day if confirmed delivery is after 5:00 p.m. PT on any
Business Day or during any non-Business Day.

     9.2  ENTIRE AGREEMENT

     This Indemnification Agreement and the Purchase Agreement contain the sole and entire agreement between the Parties hereto with respect to the subject matter hereof (excluding that certain Promissory Note and that certain Guaranty each dated July 7, 2003 between Ormat Nevada and three Affiliates of Sellers made contemporaneously with the Letter of Intent, each of which remains in full force and effect until such note has been repaid in full or applied against the
Purchase Price).

     9.3  EXPENSES

     Except as otherwise expressly provided in this Indemnification Agreement, whether or not the transactions contemplated hereby are consummated, each Party hereto will pay its own costs and expenses incurred in connection with the negotiation, execution and Closing of this Indemnification Agreement.

     9.4  WAIVER

     Any term or condition of this Indemnification Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any
Party of any term or condition of this Indemnification Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Indemnification Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

     9.5  AMENDMENT

     This Indemnification Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each Party hereto.

     9.6  NO THIRD PARTY BENEFICIARY

     The terms and provisions of this Indemnification Agreement are intended solely for the benefit of each Party hereto, the Indemnitees and their respective successors or permitted assigns, and it is not the intention of the
Parties to confer third-party beneficiary rights upon any other Person.

                                     Page 9

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - QUINN

     9.7  ASSIGNMENT; BINDING EFFECT

     This Indemnification Agreement is binding upon, inures to the benefit of and is enforceable by the Parties and their respective successors and assigns and in the event of any assignment by a Party such Party shall cause its successor or assign to assume its obligations under this Indemnification
Agreement so that any such assignee is jointly and severally liable with the assigning Party with respect to such obligations.

     9.8  HEADINGS

     The headings used in this Indemnification Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

     9.9  SEVERABILITY

     If any provision of this Indemnification Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any Party hereto under this Indemnification Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Indemnification Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Indemnification Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Indemnification Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     9.10 GOVERNING LAW

     This Indemnification Agreement shall be governed by and construed in accordance with the Laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

     9.11 JURISDICTION AND VENUE

     Each of the Parties hereto hereby irrevocably and unconditionally consents and agrees that solely with respect to any actions, suits or proceedings arising out of or relating to this Indemnification Agreement and the transactions contemplated hereby may be brought in the federal and state courts located in
Washoe County, Nevada, and, by execution and delivery of this Indemnification
Agreement and any other documents executed in connection herewith, each such
Party hereby (i) accepts the nonexclusive jurisdiction of the aforesaid courts,
(ii) irrevocably agrees to be bound by any final judgment (after any and all appeals) of any such court with respect to such documents, (iii) irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceedings with respect to such documents brought in any such court, and further irrevocably waives, to the fullest extent permitted by law, any claim that any such action, or proceeding brought in any such court has been brought in any inconvenient forum, (iv) agrees that service of any process, summons, notice or document in any such action may be effected by mailing a copy thereof by U.S.

                                     Page 10

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - QUINN

registered or certified mail, postage prepaid, to such Party at its address set forth in Section 9.1, or at such other address of which the other Party hereto shall have been notified will be effective service for any action, suit or proceeding brought against it in any such court and (v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by Law or limit the right to bring any suit, action or proceeding in any other jurisdiction.

     9.12 WAIVER OF TRIAL BY JURY

     EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY
WAIVES THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY
LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS
AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH,
OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR
WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT
FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

     9.13 ATTORNEYS' FEES

     In the event of any suit or other proceeding between the Parties with respect to any of the transactions contemplated hereby or subject matter hereof, the prevailing Party shall, in addition to such other relief as the court or arbitrator may award, be entitled to recover reasonable attorneys' fees and costs (including at the trial and appellate levels) and expenses of investigation.

     9.14 TIME IS OF THE ESSENCE

     With regard to all dates and time periods set forth or referred to in this
Indemnification Agreement, time is of the essence.

     9.15 CONSTRUCTION

     This Indemnification Agreement and any documents or instruments delivered pursuant hereto shall be construed without regard to the identity of the Person who drafted the various provisions of the same. Each and every provision of this
Indemnification Agreement and such other documents and instruments shall be construed as though the Parties participated equally in the drafting of the same. Consequently, the Parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting Party shall not be applicable to this Indemnification Agreement or such other documents or instruments.

     9.16 COUNTERPARTS

     This Indemnification Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                                     Page 11

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - QUINN

     9.17 FURTHER ASSURANCES

     Indemnitor and Purchaser each agree, upon the request of the other Party from time to time before and after the Closing Date, to do, execute, acknowledge and deliver such other acts, consents, instruments, documents and other assurances as may be reasonably necessary to carry out and perform the transactions contemplated by this Indemnification Agreement.

               [The rest of this page is intentionally left blank.
                     The next page is the signature page.]

                                     Page 12

STEAMBOAT II and III INDEMNIFICATION AGREEMENT - QUINN

     IN WITNESS WHEREOF, this Indemnification Agreement has been duly executed and delivered by the duly authorized officer of each Party as of the date first above written.

                                                  INDEMNITOR:

                                                  ------------------------------
                                                  Thomas A. Quinn

                                                  PURCHASER:

                                                  ORNI 7 LLC

                                                  By: Ormat Nevada Inc.,
                                                  Manager of ORNI 7 LLC

                                                  By:
                                                      --------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                         -----------------------

                  [Signature page to Indemnification Agreement]

STEAMBOAT II and III INDEMNIFICATION AGREEMENT                          11/19/03

--------------------------------------------------------------------------------
                                   EXHIBIT VII
--------------------------------------------------------------------------------

                                   EXHIBIT VII

                             FORM OF LETTER TO SPPC

________________ [  ], 2003

Colin Duncan
Sierra Pacific Power Co.
6100 Neil Road
P.O. Box 10100
Reno, NV 89520-0024

               RE: STEAMBOAT II AND STEAMBOAT III

Dear Colin:

We are writing to inform you that ORNI 7 LLC, a wholly owned affiliate of Ormat
Nevada Inc., ("Ormat"), has entered into a Sale and Purchase Agreement with Far
West Capital, Inc. ("Far West") and certain of its affiliates pursuant to which
Ormat will, among other things, be acquiring a 100% ownership interest in
Steamboat Development Corp. ("SDC") and become the Lessee under the existing
GECC sale-leaseback financing with regard to the Steamboat II & III geothermal power projects.

SDC is a party (as a successor to Far West) to (i) that certain Long Term
Agreement for the Purchase and Sale of Electricity, Steamboat II, dated January
24, 1991, between Far West and Sierra Pacific Power Company ("SPPC"), as
amended, and (ii) that certain Long Term Agreement for the Purchase and Sale of
Electricity, Steamboat III, dated January 18, 1992, between Far West and SPPC, as amended.

The acquisition will close on _________ [ ], 200_. All correspondence with respect to the Steamboat II & III geothermal power projects or the above-referenced agreements should be sent to and discussed with the undersigned.

                                                                          PAGE 1
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

Ormat looks forward to working with you in the future. Please do not hesitate to call the undersigned if you have any questions or concerns regarding these matters.

                                                Very truly yours,

                                                ORNI 7 LLC

                                                By: ORMAT NEVADA INC.
                                                Its: Manager

                                                     By:
                                                         -----------------------
                                                     Its:
                                                          ----------------------

Confirmed by Sellers:

FAR WEST CAPITAL, INC.

A Utah Corporation

     By:
         ------------------------
     Title:
            ---------------------

Confirmed by SDC:

STEAMBOAT DEVELOPMENT CORP.

A Utah Corporation

     By:
         ------------------------
     Title:
            ---------------------

                                                                          PAGE 2
                                                                        11/19/03

STEAMBOAT I & II SALE AND PURCHASE AGREEMENT

--------------------------------------------------------------------------------
                                  EXHIBIT VIII
--------------------------------------------------------------------------------

                                  EXHIBIT VIII

                 ESTIMATED ADJUSTMENT STATEMENT FOR SB 2/3 SALE
                 THIS EXAMPLE USES SDC JUNE 30, 2003 FINANCIALS
                       ASSUMES CLOSING AS OF DEC 30, 2003

2.2.1     Initial purchase price                            $30,650,000

2.2.2(i)  Additions to the purchase price

          Accounts payable                                  $  (200,233)
          Accrued basic rent                                $  (176,887)
          Royalties                                         $   (43,991)
          Due to SB Geo                                     $  (453,055)
          Accrued interest payable                          $    (2,757)
                                                            -----------
          Total                                             $  (876,923)

          Deferred Tax Liability net                        $    28,000   NOTE THIS IS A NET BALANCE
          Amounts not paid to Reclamation Fund Payble
          Amounts not paid to Periodic Payment Reserves
                                                            -----------
          Total                                             $    28,000
                                                            -----------
          Total Liabilities                                 $  (848,923)

2.2.2(ii) Deductions from the purchase price

          Accounts Receivable
          SPPC                                              $   995,365
          Interest Receivable                               $     2,554
          Cash (does not include reserves)                  $   490,694
          Prepaid Insurance                                 $        --   ASSUMES PREPAID INSURANCE REFUND FROM
                                                                          INSURANCE CARRIER
          Deposits                                          $     2,000
          Estimated tax payments                            $   100,000
          Property tax                                      $    62,500   ASSUMES TAXES ARE DUE JUNE 30, 2004
                                                            -----------
          Total accounts receivable and prepaid expenses    $ 1,653,113

          Reserve Accounts
          Extraordinary Failure Reserve Account             $ 1,858,811   ADJUSTED TO 78%
          Escrow Operating Reserve                          $   831,125   ADJUSTED TO 78%
          Escrow Periodic Payment Reserve                   $   300,415   ADJUSTED TO 78%
                                                            -----------
          Total                                             $ 2,990,352
          Less Reclamation Fund Reserve                     $   156,250   PRORATED TO 12/30
                                                            -----------
          Total Reserves adjusted                           $ 3,146,602
          Reserve Balance per S&PA                          $(2,500,000)
                                                            -----------
          Net Balance                                       $   646,602

                                                            -----------
          Amount due from Purchaser                         $32,100,792

          Less LOI loan principal                           $   500,000
          Less LOI loan interest                            $    20,000   ASSUMES 8% INTEREST
          Less Meyberg Property Indebtedness - Zions Loan
          Principal                                         $ 5,200,000   ESTIMATE
          One month's Interest                              $    30,333   ESTIMATE
                                                            -----------
          Total                                             $ 5,230,333

          Less Marathon Capital's Fee and Expenses          $   919,500
          Less Marathon Capital's Fee and Expenses          $    50,000
                                                            -----------
2.4.1     Total Amount due to Sellers at Closing Payment    $25,380,958
                                                            ===========

                                                                          PAGE 1

--------------------------------------------------------------------------------
                                   EXHIBIT IX
--------------------------------------------------------------------------------

                                   EXHIBIT IX
                                   FWC ASSETS

     Support Agreement

     The rolling stock, equipment (well field work-over equipment), and any other miscellaneous property owned by FWC that is being used or is intended for use in the operation or maintenance of the Facility of the Steamboat 1 & 1A geothermal plants in Washoe County, Nevada, Technology and Technology Licenses
used in connection with the operation and maintenance of the Facility and the
Steamboat I & IA geothermal plants in Washoe County, Nevada (specifically excluded is any technology owned by Roto Flow Technology that is unrelated to the Facility and not otherwise licensed by Roto Flow Technology to Sellers or
SDC)

     FWC's acquired rights in, to and under the Option Agreement between
Purchaser and ART LLC, a Utah limited liability company, dated on or about June
30, 2003 to purchase the company which owns the 1 & 1A geothermal plants in
Washoe County, Nevada

     Benefits (but not any liability or obligation to GECC or otherwise) of
FWC's negotiation with GECC for the purchaser of GECC's lessor position in the
Master Lease.

                                                                          PAGE 1
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

--------------------------------------------------------------------------------
                                    EXHIBIT X
--------------------------------------------------------------------------------

                                    EXHIBIT X
                                   SBG ASSETS

     1. SBG's right, title and interest in, to and under the O&M Agreement.

     2. SBG's right, title and interest in, to and under Operation and
Maintenance Agreement dated July 1, 2003 with Steamboat Geothermal, LLC, a
Delaware limited liability company with regard to the Steamboat 1 and 1A geothermal plants in Washoe County, Nevada.

     3. The inventory, miscellaneous parts, rolling stock, equipment and each other item of personal property of SBG that is being used or is intended for use in the operation or maintenance of the Facility or the Steamboat 1 & 1A geothermal plants in Washoe County, Nevada.

     4. SBG's Books and Records related to the Facility or the Steamboat I and
IA geothermal projects in Washoe County, Nevada (which Sellers have the right to keep copies of).

                                                                          PAGE 1
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

--------------------------------------------------------------------------------
                                   EXHIBIT XI
--------------------------------------------------------------------------------

                                   EXHIBIT XI
                          FORM OF NON-FOREIGN AFFIDAVIT

                              NON-FOREIGN AFFIDAVIT

     Section 1445 of the Internal Revenue Code provides that a transferee of a
U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon a disposition of a U.S. real property interest by Geo Energy, LLC, a Nevada limited liability company ("GEO"), the undersigned hereby certifies the following on behalf of Geo:

     1.   Geo is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue
          Code and Income Tax Regulations);

     2.   Geo's U.S. employer identification number is ______________; and

     3.   Geo's office address is:

          ------------------------------

          ------------------------------

          ------------------------------

     Geo understands that this certification may be disclosed to the Internal
Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

     Under penalties of perjury, I declare that I have examined this certification, and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Geo.

                                        GEO ENERGY, LLC
                                        a Nevada limited liability company

                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                                                                          PAGE 1
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                              NON-FOREIGN AFFIDAVIT

     Section 1445 of the Internal Revenue Code provides that a transferee of a
U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon a disposition of a U.S. real property interest by Far West Capital, Inc., a Utah corporation ("FAR WEST"), the undersigned hereby certifies the following on behalf of Far West:

     1.   Far West is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal
          Revenue Code and Income Tax Regulations);

     2.   Far West's U.S. employer identification number is ______________; and

     3.   Far West's office address is:

          ------------------------------

          ------------------------------

          ------------------------------

     Far West understands that this certification may be disclosed to the
Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

     Under penalties of perjury, I declare that I have examined this certification, and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Far West.

                                        FAR WEST CAPITAL, INC.
                                        a Utah corporation

                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                                                                          PAGE 2
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

--------------------------------------------------------------------------------
                                     SCH. I
--------------------------------------------------------------------------------

                                   SCHEDULE I
                               MATERIAL CONTRACTS

A.   All of SDC's and/or SBG's right, title and interest in and to the following
     Contracts:

     1. The First Amended and Restated Escrow Agreement dated December 31, 1992 among SDC, GECC, Lease Trustee and Valley Bank and Trust Company, N.A..

     2. The First Amended and Restated Financing Agreement dated as of December
31, 1992 among SDC, GECC and the Lease Trustee.

     3. The Master Lease and Sublease Agreement, dated as of December 31, 1992 between First Interstate Bank of Nevada, N.A., as Lessor, and SDC, as Lessee.

     4. Guaranty of Payment and Performance dated as of December 31, 1992 between SDC and GECC.

     5. The Resource Trust Agreement dated as of December 31, 1992 between SDC and Edward A. Hale in his capacity as trustee under that Resource Trust
Agreement.

     6. The Option Agreement dated as of December 31, 1992 between SDC and GECC.

     7. The Security Agreement dated as of December 31, 1992 by SDC in favor of
GECC.

     8. The Subordination Agreement dated as of November 12, 1991 between SDC and GECC (as successor-in-interest to TIC - The Industrial Company, a Delaware corporation) for the benefit of GECC and the Lease Trustee.

     9. The Support Agreement dated as of December 31, 1992 between SDC and FW
Consulting Services, L.C. (as successor to Far West Consulting, Inc.).

B.   Other Contracts

     1. The Stock Pledge Agreement dated as of December 31, 1992 between Far
West in favor of GECC on its own behalf and as agent for Lease Trustee, as assigned from time to time in accordance with the terms thereof.

     2. Operation and Maintenance Agreement dated July 1, 2003 between SBG and
U.S. Energy Geothermal LLC, a Delaware limited liability company with regard to the Steamboat I and IA geothermal projects in Washoe County, Nevada.

                                                                          PAGE 1
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

     3. The Business Loan Agreement dated on or about October 15, 2001 between
Far West, SBG, Geo and Zions First National Bank, as amended by that certain
Change in Terms Agreement and First Amendment to Loan Agreement dated on or about October 2, 2002 and as further amended by that certain Loan Modification
Agreement dated March 26, 2003 between them and the promissory note, deed of trust, security agreement and other instruments and documents related thereto.

     4. Resource Deed of Trust, Assignment of Rents, Security Agreement and
Fixture Filing, dated December 31, 1992, among Resource Trustee, First American
Title and Lease Trustee.

     5. Headlease Agreement, dated December 31, 1992, between Lease Trustee and
Resource Trustee.

     6. Each and every GECC Development Loan, Construction Loan and Lease
Financing documents collectively (all of which have been delivered to Purchaser)

     7. The Geothermal Leases

     8. The PPAs

     9. The Special Facilities Agreement

     10. The O&M Agreement

     11. Support Agreement

     12. The TIC Note

     13. ABB Automation Services (or any successor thereto) control system contract

     14. Electro Test, Inc. maintenance testing services contract

     15. License To Pass dated March 12, 1953 recorded on March 13, 1953 in Book
Y, Page 334 as Document No. 214294 of Bonds and Agreements, as assigned by mesne assignments to SDC

                                                                          PAGE 2
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

--------------------------------------------------------------------------------
                                     SCH. II
--------------------------------------------------------------------------------

                                   SCHEDULE II
                               DISCLOSURE SCHEDULE

                                                                          PAGE 1
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

                                   SCHEDULE II
                               DISCLOSURE SCHEDULE

All capitalized terms used in this Disclosure Schedule and not otherwise defined herein shall have die same meanings as used in the Sale and Purchase Agreement to which this Schedule is attached and made a part of.

Section 3.4

     1.   Consent of GECC to the transactions contemplated under this Agreement

     2.   Consent of Zions First National Bank to the transactions contemplated under this Agreement

     3.   Notice of this Agreement and the transactions contemplated hereunder to SPPC

     4.   Notice of this Agreement and the transactions contemplated hereunder to Lessor under the Fleetwood Sublease

     5.   Notice of this Agreement and the transactions contemplated hereunder to Lessors under the Guisti Lease

     6.   Notice of this Agreement and the transactions contemplated hereunder to those regulators and other governmental bodies listed in Section
          3.13.11 of this Disclosure Schedule.

     7.   Notice of this Agreement and the transactions contemplated hereunder to BLM on two rights of way

     8.   Notice of this Agreement and the transactions contemplated hereunder to PUCN (formerly PSCN) of Facility ID GPS006, REC Trading Account
          PUCN G00006

Section 3.5.4

     1.   The outstanding SDC shares are pledged to GECC pursuant to that certain Stock Pledge Agreement described in Schedule I to this
          Agreement

Section 3.5.6:

     1.   Permitted Liens.

     2.   The GECC Lien

     3.   Zions First National Bank has a Deed of Trust on the Meyberg Property
          which is being paid off from the Sellers' proceeds in this transaction

1. Section 3.6.1: None

     None

Section 3.6.2:

     None

Section 3.9.1

     For all intents and purposes, all issues surrounding a 1997 alleged violation of damaging or destroying an endangered Buckwheat plant species have been resolved. Purchaser has been provided with and has reviewed the correspondence relating to such allegation and the chronology of events flowing therefrom. After the State of Nevada dropped its investigation of the alleged violation, the US Fish & Wildlife Service (USF&WS) stepped in and initiated its own investigation. While the federal investigation is still pending, Sellers feel, but do not guarantee, that there will be no adverse effect from it. The area of the alleged violation has been reclaimed by SBG with the permission of the Nevada Division of Forestry (NDF) and the USF&WS. The USF&WS law enforcement agent in charge of the investigation is no longer employed by USF&WS. SBG is currently operating under an informal understanding with the NDF and the USF&WS.
A comprehensive management plan must be developed and enforced in connection with that understanding. The property holder's cooperation with the protection of the habitat in connection with that understanding is essential in order for any future development of the area. This could include certain financial contributions in connection with that understanding.

Section 3.11

     (a)  None

     (b)  None

     (c)  None

     (d)  None

     (e)  There was damage to the T-302 turbine generator reduction gear in
          July, 2003. The repair cost is about $30,000, but the losses in generation were about $70,000

          to $80,000 for an overall cost between $100,000 to $110,000. There was also a change out of the HA-4 submersible pump with a new motor at a cost of $80,000. Including approximately $20,000 in installation costs and ancillary equipment (seal & cable), the overall cost of the change out of the HA-4 submersible pump is about $105,000.

     (f)  None

     (g)  None

     (h)  None

     (i)  None

     (j)  None

     (k)  None

     (l)  None

     (m)  Three new nozzle assemblies, being purchased individually, are about
          $70,000 each, with the total purchase being between $200,000 and
          $225,000, The agreement with GE Rotoflow is payment of the first set is net 30 (scheduled for December 31, 2003) and the cost of the other two is spread evenly throughout 2004.

     (n)  None

     (o)  1.   The three new nozzle assembly purchases described in Section
               3.11 m. above.

          2.   There has also been the purchase of a spare turbine wheel for
               $133,000. The purchase of the turbine wheel was part of the insurance claim proceeds from damages incurred during the fall of
               2002.

     (p)  None

     (q)  None

     (r)  None

     (s)  None

     (t)  None

     (u) None

     (v) None

Section 3.13.1:

     1.   The Meyberg Property.

     2.   Fleetwood Sublease

     3.   Rights under the Towne Geothermal Lease, at such time (if ever) as the
          Fleetwood Geothermal Sublease expires or is terminated.

     4.   Guisti Lease

     5.   Lease on office building on the Towne property leased by Far West from
          Fleetwood, which will be assigned at or before Closing to SDC.

     6.   Lease on residential building on the Towne property leased by Far West from Fleetwood, which will be assigned at or before Closing to SDC.

     7.   License to Pass, which provides access to the other Real Property from
          Mt. Rose Highway

     8.   Right of Way grant N-61835 over BLM property connecting the Guisti and
          Towne properties dated September 2, 1997.

     9.   Right of Way for access over BLM property connecting the Meyberg and
          Guisti properties granted October 10, 2003.

Section 3.13.2:

     1.   Fleetwood Sublease

     2.   Guisti Lease

     3.   Lease on office building on the Towne property leased by Far West from
          Fleetwood, which will be assigned at or before Closing to SDC.

     4.   Lease on residential building on the Towne property leased by Far West from Fleetwood, which will be assigned at or before Closing to SDC.

     5.   License to Pass, which provides access to the other Real Property from
          Mt. Rose Highway

     6.   Right of Way grant N-61835 over BLM property dated September 2, 1997 connecting Guisti and Towne properties.

Section 3.13.4:

     1.   1 Rotor with Exciter

     2.   1 Bowl assembly

     3.   1 Reduction gear for SB 2&3 Rotoflow turbines

     4.   1 Turbine wheel

     5.   1976 COA TT Water Truck VIN 7034052209

     6.   1979 F600 Ford Tank Truck, 1500 gal VIN F6IMVEC1928

     7.   1980 International RO 12 Ton

     8.   Water Tank

     9.   1980 International RO 12 Ron

     10.  BOP (Blow-out Protector)

     11.  8000 lb Forklift

     12.  6000 lb Forklift

     13.  The personal property set forth in the Exhibit IX, FWC Assets, attached to this Agreement

     14.  The personal property set forth in the Exhibit X, SBG Assets, attached to this Agreement

Section 3.13.5:

     1.   The Rotoflow technology and other equipment technology have been assigned to SDC through the Engineering, Procurement and Construction
          Contract, dated November 5, 1994, between SDC and TIC.

     2.   The Centrilift technology used in connection with the submersible pump motors (licensed to SDC but owned by Centrilift).

     3.   Microsoft licenses for Windows on computers.

Section 3.13.7:

Any "parcel map" issue associated with the split out of 6.79 acres of Meyberg
Property to Far West which is being deeded back to Geo for conveyance by Geo to
Purchaser at Closing.

Section 3.13.8:

     1.   The GECC Lien

     2.   Zions First National Bank Deed of Trust on the Meyberg Property to be
          reconveyed upon payoff of Zions' loan

Section 3.13.10:

     1.   A letter, dated July 29, 2003, was received from GECC approximately two months ago that SDC was in default regarding the appointment of a new trustee and the assignment of a well.

Section 3.13.11

     1.   The conditional permits for the Buckwheat issue are no longer in force as they were specific to that issue.

     2.   Permit to Operate, Issued by Air Quality Management Division, Washoe
          County District Health Dept. for US Energy Geothermal, LLC, expiring
          December 31, 2003, Permit #A01177A.

     3.   Letter from the Department of Conservation and Natural Resources,
          Division of Environmental Protection, regarding reissuance of
          Underground Injection Control, dated October 18, 1991, Permit
          #UNEV50018.

     4.   Special Use Permit No. SPW6-9-9l-SDC/Dorothy Towne (AP: 49-392-04, 06
          and 49-450-09, issued October 18, 1991).

     5.   Permit to Operate, Issued by Air Quality Management Division, Washoe
          County District Health Dept. for SDC, expiring August 31, 2003, Permit
          #10216GS.

     6.   Permit to Operate, Issued by Air Quality Management Division, Washoe
          County District Health Dept. for SDC, expiring December 31, 2003,
          Permit #A90A.

     7.   Fire Department, City of Reno, Nevada Permit for SB Geo, Inc., dated
          April 1, 2002, expires March 26, 2003 for Hazardous Production
          Materials.

     8.   Fire Department, City of Reno, Nevada Permit for SB Geo, Inc., dated
          April 1, 2002, expires March 26, 2003 for Flammable/Combustible
          Liquids.

     9.   Nevada Division of Environmental Protection, Authorization to Dispose,
          dated October 19, 1998, UIC Permit No. UNEV50018.

     10.  Nevada Division of Environmental Protection, Effluent Limitations,
          monitoring and other requirements for well Permit No. UNEV50O18.

     11.  Division of Forestry conditional permit for disturbance or destruction of critically endangered species dated 10/16/91.

     12.  Division of Forestry conditional permit for disturbance or destruction of critically endangered species dated 10/15/91.

     13.  Division of Forestry Conditional Permit for SB Geo, Inc. Steamboat
          power plant expansion dated 8/3/91.

     14.  NV Division of Forestry conditional permit for disturbance or destruction of critically endangered species Phase II Bureau of Land
          Management Parcel Guisti (Harvey) parcel dated 5/29/98.

     15.  NV Division of Forestry conditional permit for disturbance or destruction of critically endangered species Phase I Towne Parcel dated 5/21/98.

     16.  NV Division of Environmental Protection Reissuance of Underground
          Injection Control Permit UNEV50018 dated October 23, 1998, expires
          October 18, 2003.

     17.  Self certification of Continued Qualifying Status of a small power production facility docket number QF87-397-000 (FERC).

     18.  NV Division of Minerals Geothermal Project Area Permit #458PA issued
          February 19, 2002, expires February 19, 2004.

     19.  NV Division of Environmental Protection Chemical Accident and
          Prevention Program. Current. Fee paid. Last audit was August 2003.

     20.  NV Public Utilities Commission, UEPA #184.

Section 3.14.1:

[See Schedule I to the Agreement.]

Section 3.14.2:

     None

Section 3.14.3:

     1.   GECC Lease Financing Documents

     2.   Image Management Agreement for Cannon copier.

Section 3.15:

     1.   Chubb Energy Industries General liability, property & business interruption Insurance Policy Number 3531-99-61 DAL, effective April
          1, 2003, to be terminated by Sellers at or prior to Closing.

     2.   Chubb Commercial Umbrella policy No. 7970-17-67, to be terminated by
          Sellers at or prior to Closing.

     3.   Federal Insurance Company Business Auto coverage policy #(04
          73-68-33), to be terminated by Sellers at or prior to Closing.

Section 3.16.1

     (a)  SDC is part of the Far West group filing a consolidated federal income tax return. Far West is late in filing the 06/30/02 federal income tax return. That return is complete and will be filed before Closing. No
          Taxes are owed with respect to such Return.

     (b)  None

     (C)  None

     (d)  See (a) above for same response

     (e)  None

     (f)  Far West and SDC are on extension for 06/30/03 federal income tax return, which will be filed before closing.

     (g)  None

     (h)  None

     (i)  None

     (j)  None

Section 3.16.2 None

Section 3.16.3 None

Section 3.16.4 None

Section 3.16.7: None

Section 3.16.8: None

Section 3.17: None

Section 3.19(a):

          No persons hold power-of-attorney on behalf of SDC

          SDC: Officers:  Alan O. Melchior, President;
                          Thomas A. Quinn, Vice President/Secretary;
                          Ronald E. Burch, Vice President/Treasurer;
                          William G. Price, Vice President

               Directors: Alan O. Melchior,
                          Thomas A. Quinn,
                          Ronald E. Burch

               Utah Registered Agent: Thomas A. Quinn
               Nevada Registered Agent: Nicholas F. Frey

Section 3.19(b):

                                    Employees

PLATT, Brad
PRICE, Bill
ROLFSON, Jody
WAGNER, Rebecca
CALL, Chris
DATERS, Daren
FILUT, Bob
GREENHALGH, Troy

HANNAH, John
POSTEN, Wade
ALLEN, Andy, T.
ALLEN, John L.
COUTS, Gary A.
CROW, Chad C.
DOOLITTLE, William J.
GILDONE, Anthony J.
McGEORGE, Robert A.
STANKEWICZ, Bryan

Former employees within the last 12 months:

-----------------------------------------------------------------
                                  Termination
    Employee        Hire Date        Date         Position title
-----------------------------------------------------------------
Bardley Barth     Nov 24, 1997   Dec 24, 2002   Shift supervisior
-----------------------------------------------------------------
Miguel Douglas    Jim 25, 2001   Apr 24, 2003   Plant operator
-----------------------------------------------------------------
Rodericks Fobbs   Jun 25, 2001   Aug 24, 2002   Plant operator
-----------------------------------------------------------------
Scott Lawlor      May 13, 1999   Mar 8, 2003    Plant operator
-----------------------------------------------------------------
Larry Ledbetter   Dec 15, 1995   Aug 19, 2003   Plant operator
-----------------------------------------------------------------
Stanley Lumapas   Jul 9, 2001    Jul 23, 2002   Plant operator
-----------------------------------------------------------------
Ty Webberley      Dec 18, 1995   Oct 11, 2002   Shift supervisior
-----------------------------------------------------------------

     Two contractors have employees on site performing specific taste on a scheduled basis. These contractors are Longyear Boart for well repairs and
Phillips Services Corp. for heat exchanger cleaning.

Section 3.20:

     None

Section 3.21:

     1.   O&M Agreement

     2.   ABB (on contract)

     3.   Electro Test (on contract)

     4.   Centrilift (submersible pump-purchase order agreement)

     5.   GE Rotoflow (generation equipment)

     6.   Hudson (air condensers)

     7.   Corkin (compressors)

     8.   Grey Bar Electric (electrical parts)

     9.   WEDCO

     10.  ACT (clean heat exchangers)

     11.  Boart Lang (pump overhauls)

Section 3.23:

Name       Location        Type     Account #      Contact & Address    Authorized Signers
----   ----------------   ------   -----------   --------------------   ------------------

SDC    Zions Bank-SLC     Cking    015-01806-2   Pat Kirberg            Alan O. Melchior
       Zions Bank-SLC     Equity   015-017536    (801)524-8836          Thomas A. Qainn
                                                 Murray Office          Jody Rolfson
                                                 135 East 6100 South
                                                 Murray, UT 84107

SDC    Bank of America-   Cking    4961701635    Kris Teixeira          Ronald E. Burch
       Reno                                      (775)746-6004          Jody Rolfson
                                                 7th & McCarran
                                                 Office
                                                 4998 West 7th Street
                                                 Reno, NV 89503

SDC    Bank One-Escrow    Escrow   85014-16400   Joe Ludes              Escrow
       Oper               Escrow   85014-16402   (602)221-1767          Instructions
       Bank One-Per       Escrow   85014-16403   Base One               prepared by Jody
       Pmt Resr                                  Investment Grp         Rolfson &
       Bank One-Ex                               P.O. Box 71            approved by GE.
       Failure                                   Phoenix, AZ 85001-     Disbursements
                                                 0071                   made by Bank One
                                                                        Trust Department

--------------------------------------------------------------------------------
                                    SCH. III
--------------------------------------------------------------------------------

                                  SCHEDULE III
                          ALLOCATION OF PURCHASE PRICE

Meyberg Property   $ 7,500,000

FWC Assets         $14,150,000

SBG Assets         $ 1,000,000

SDC                $ 8,000,000
                   -----------
                   $30,650,000

                                                                          PAGE 1
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

--------------------------------------------------------------------------------
                                     SCH. IV
--------------------------------------------------------------------------------

                                   SCHEDULE IV
                      TERMINATED EMPLOYEES AND CONTRACTORS

PLATT, Brad

PRICE, Bill

ROLFSON, Jody

WAGNER, Rebecca

CALL, Chris

DATERS, Daren

FILUT, Bob

GREENHALGH, Troy

HANNAH, John

POSTEN, Wade

ALLEN, Andy, T.

ALLEN, John L.

COUTS, Gary A.

CROW, Chad C.

DOOLITTLE, William J.

GILDONE, Anthony J.

McGEORGE, Robert A.

STANKEWICZ, Bryan

                                                                          PAGE 1
                                                                        11/19/03

STEAMBOAT II & III SALE AND PURCHASE AGREEMENT

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

                                   SCHEDULE I
                               MATERIAL CONTRACTS

A. All of SDC's and/or SBG's right, title and interest in and to the following
Contracts:

     1. The First Amended and Restated Escrow  Agreement dated December 31, 1992 among SDC, GECC, Lease Trustee and Valley Bank and Trust Company, N.A..

     2. The First Amended and Restated Financing Agreement dated as of December
31, 1992 among SDC, GECC and the Lease Trustee.

     3. The Master Lease and Sublease Agreement, dated as of December 31, 1992 between First Interstate Bank of Nevada, N.A., as Lessor, and SDC, as Lessee.

     4. Guaranty of Payment and Performance dated as of December 3l, 1992 between SDC and GECC.

     5. The Resource Trust Agreement dated as of December 31, 1992 between SDC and Edward A. Hale in his capacity as trustee under that Resource Trust
Agreement.

     6. The Option Agreement dated as of December 31, 1992 between SDC and GECC.

     7. The Security Agreement dated as of December 31, 1992 by SDC in favor of
GECC.

     8. The Subordination Agreement dated as of November 12, 1991 between SDC and GECC (as successor-in-interest to TIC - The Industrial Company, a Delaware corporation) for the benefit of GECC and the Lease Trustee.

     9. The Support Agreement dated as of December 31, 1992 between SDC and FW
Consulting Services, L.C. (as successor to Far West Consulting, Inc.).

B. Other Contracts

     1. The Stock Pledge Agreement dated as of December 31, 1992 between Far
West in favor of GECC on its own behalf and as agent for Lease Trustee, as assigned from time to time in accordance with the terms thereof.

     2. Operation and Maintenance Agreement dated July 1, 2003 between SBG and
U.S. Energy Geothermal LLC, a Delaware limited liability company with regard to the Steamboat I and IA geothermal projects in Washoe County, Nevada.

     3. The Business Loan Agreement dated on or about October 15, 2001 between
Far West, SBG, Geo and Zions First National Bank, as amended by that certain
Change in Terms Agreement and First Amendment to Loan Agreement dated on or about October 2, 2002 and as further amended by that certain Loan Modification
Agreement dated March 26, 2003 between them and the promissory note, deed of trust, security agreement and other instruments and documents related thereto.

     4. Resource Deed of Trust, Assignment of Rents, Security Agreement and
Fixture Filing, dated December 31, 1992, among Resource Trustee, First American
Title and Lease Trustee.

     5. Headlease Agreement, dated December 31, 1992, between Lease Trustee and
Resource Trustee.

     6. Each and every GECC Development Loan, Construction Loan and Lease
Financing documents collectively (all of which have been delivered to Purchaser)

     7. The Geothermal Leases

     8. The PPAs

     9. The Special Facilities Agreement

     10. The O&M Agreement

     11. Support Agreement

     12. The TIC Note

     13. ABB Automation Services (or any successor thereto) control system contract

     14. Electro Test, Inc. maintenance testing services contract

     15. License To Pass dated March 12, 1953 recorded on March 13, 1953 in Book
Y, Page 334 as Document No. 214294 of Bonds and Agreements, as assigned by mesne assignments to SDC

                                       -2-

     16. The Steamboat Irrevocable Reclamation Trust Irrevocable Trust Account
Agreement between SDC and the Wells Fargo Bank, N.A.

     17. Transcript of Proceedings Settlement Nov. 7, 1995, in the matter of Far
West Capital, et al., v. Dorothy A. Towne, et al., Case No. CV93-05038, Dept.
No. 6, in the Second Judicial District Court of the State of Nevada in the
County of Washoe.

                                       -3-

                                   SCHEDULE II
                               DISCLOSURE SCHEDULE

All capitalized terms used in this Disclosure Schedule and not otherwise defined herein shall have the same meanings as used in the Sale and Purchase Agreement to which this Schedule is attached and made a part of.

Section 3.4

     1.   Consent of GECC to the transactions contemplated under this Agreement

     2.   Consent of Zions First National Bank to the transactions contemplated under this Agreement

     3.   Notice of this Agreement and the transactions contemplated hereunder to SPPC

     4.   Notice of this Agreement and the transactions contemplated hereunder to Lessor under the Fleetwood Sublease

     5.   Notice of this Agreement and the transactions contemplated hereunder to Lessors under the Guisti Lease

     6.   Notice of this Agreement and the transactions contemplated hereunder to those regulators and other governmental bodies listed in Section
          3.13.11 of this Disclosure Schedule.

     7.   Notice of this Agreement and the transactions contemplated hereunder to BLM on two rights of way

     8.   Notice of this Agreement and the transactions contemplated hereunder to PUCN (formerly PSCN) of Facility ID GPS006, REC Trading Account
          PUCN G00006

Section 3.5.4

     1.   The outstanding SDC shares are pledged to GECC pursuant to that certain Stock Pledge Agreement described in Schedule I to this
          Agreement

Section 3.5.6:

     1.   Permitted Liens.

     2.   The GECC Lien

     3.   Zions First National Bank has a Deed of Trust on the Meyberg Property
          which is being paid off from the Sellers' proceeds in this transaction

1. Section 3.6.1: None

     None

Section 3.6.2:

     None

Section 3.9.1

     For all intents and purposes, all issues surrounding a 1997 alleged violation of damaging or destroying an endangered Buckwheat plant species have been resolved. Purchaser has been provided with and has reviewed the correspondence relating to such allegation and the chronology of events flowing therefrom. After the State of Nevada dropped its investigation of the alleged violation, the US Fish & Wildlife Service (USF&WS) stepped in and initiated its own investigation. While the federal investigation is still pending, Sellers feel, but do not guarantee, that there will be no adverse effect from it. The area of the alleged violation has been reclaimed by SBG with the permission of the Nevada Division of Forestry (NDF) and the USF&WS. The USF&WS law enforcement agent in charge of the investigation is no longer employed by USF&WS. SBG is currently operating under an informal understanding with the NDF and the USF&WS.
A comprehensive management plan must be developed and enforced in connection with that understanding. The property holder's cooperation with the protection of the habitat in connection with that understanding is essential in order for any future development of the area. This could include certain financial contributions in connection with that understanding.

Section 3.11

     (a)  None

     (b)  None

     (c)  None

     (d)  None

     (e)  There was damage to the T-302 turbine generator reduction gear in
          July, 2003. The repair cost is about $30,000, but the losses in generation were about $70,000 to $80,000 for an overall cost between
          $100,000 to $110,000. There was also a

          change out of the HA-4 submersible pump with a new motor at a cost of
          $80,000. Including approximately $20,000 in installation costs and ancillary equipment (seal & cable), the overall cost of the change out of the HA-4 submersible pump is about $105,000. There was damage to the T-301 reduction gear in August 2003. A new reduction gear was taken from inventory and used to replace the damaged reduction gear.
          The reduction gear was repaired at a cost of approximately $33,000 and returned to inventory.

     (f)  None

     (g)  1. The Steamboat Irrevocable Reclamation Trust Irrevocable Trust
          Account Agreement between SDC and the Wells Fargo Bank, N.A.

          2. Transcript of Proceedings  Settlement,  Nov. 7, 1995, in the matter of Far West  Capital,  et al., v. Dorothy A. Towne,  et al.,  Case No.
          CV93-05038,  Dept. No. 6, in the Second Judicial District Court of the
          State of Nevada in the County of Washoe.

     (h)  None

     (i)  None

     (j)  None

     (k)  None

     (l)  None

     (m)  Three new nozzle assemblies, being purchased individually, are about
          $70,000 each, with the total purchase being between $200,000 and
          $225,000. The agreement with GE Rotoflow is payment of the first set is net 30 (scheduled for December 31, 2003) and the cost of the other two is spread evenly throughout 2004.

     (n)  None

     (o)  1.   The three new nozzle assembly purchases described in Section 3.11
               m. above.

          2.   There has also been the purchase of a spare turbine wheel for $
               135,000. The purchase of the turbine wheel was part of the insurance claim proceeds from damages incurred during the fall of
               2002.

     (p)  None

     (q)  None

     (r)  None

     (s)  None

     (t)  None

     (u)  None

     (v)  None

Section 3.13.1:

     1.   The Meyberg Property.

     2.   Fleetwood Sublease

     3.   Rights under the Towne Geothermal Lease, at such time (if ever) as the
          Fleetwood Geothermal Sublease expires or is terminated.

     4.   Guisti Lease

     5.   Lease on office building on the Towne property leased by Far West from
          Fleetwood, which will be assigned at or before Closing to SDC.

     6.   Lease on residential building on the Towne property leased by Far West from Fleetwood, which will be assigned at or before Closing to SDC.

     7.   License to Pass, which provides access to the other Real Property from
          Mt. Rose Highway

     8.   Right of Way grant N-61835 over BLM property connecting the Guisti and
          Towne properties dated September 2, 1997.

     9.   Right of Way for access over BLM property connecting the Meyberg and
          Guisti properties granted October 10, 2003.

Section 3.13.2:

     1.   Fleetwood Sublease

     2.   Guisti Lease

     3.   Lease on office building on the Towne property leased by Far West from
          Fleetwood, which will be assigned at or before Closing to SDC.

     4.   Lease on residential building on the Towne property leased by Far West from Fleetwood, which will be assigned at or before Closing to SDC.

     5.   License to Pass, which provides access to the other Real Property from
          Mt. Rose Highway

     6.   Right of Way grant N-61835 over BLM property dated September 2, 1997 connecting Guisti and Towne properties.

Section 3.13.4:

     1.   1 Rotor with Exciter

     2.   1 Bowl assembly

     3.   1 Reduction gear for SB 2&3 Rotoflow turbines

     4.   1 Turbine wheel

     5.   1976 COA TT Water Truck VIN 7034052209

     6.   1979 F600 Ford Tank Truck, 1500 gal VIN F6IMVEC1928

     7.   1980 International RO 12 Ton

     8.   Water Tank

     9.   1980 International RO 12 Ron

     10.  BOP (Blow-out Protector)

     11.  8000 lb Forklift

     12.  6000 lb Forklift

     13.  The personal property set forth in the Exhibit IX, FWC Assets, attached to this Agreement

     14.  The personal property set forth in the Exhibit X, SBG Assets, attached to this Agreement

Section 3.13.5:

     1.   The Rotoflow technology and other equipment technology have been assigned to SDC through the Engineering, Procurement and Construction
          Contract, dated November 5, 1994, between SDC and TIC.

     2.   The Centrilift technology used in connection with the submersible pump motors (licensed to SDC but owned by Centrilift).

     3.   Microsoft licenses for Windows on computers.

Section 3.13.7:

Any "parcel map" issue associated with the split out of 6.79 acres of Meyberg
Property to Far West which is being deeded back to Geo for conveyance by Geo to
Purchaser at Closing.

Section 3.13.8:

     1.   The GECC Lien

     2.   Zions First National Bank Deed of Trust on the Meyberg Property to be
          reconveyed upon payoff of Zions' loan

Section 3.13.10:

     1.   A letter, dated July 29, 2003, was received from GECC approximately two months ago that SDC was in default regarding the appointment of a new trustee and the assignment of a well.

Section 3.13.11

     1.   The conditional permits for the Buckwheat issue are no longer in force as they were specific to that issue.

     2.   Permit to Operate, Issued by Air Quality Management Division, Washoe
     County District Health Dept. for US Energy Geothermal, LLC, expiring
     December 31, 2003, Permit #A01177A.

     3.   Letter from the Department of Conservation and Natural Resources,
     Division of Environmental Protection, regarding reissuance of Underground
     Injection Control, dated October 18, 1991, Permit #UNEV50018.

     4.   Special Use Permit No. SPW6-9-9l-SDC/Dorothy Towne (AP: 49-392-04, 06
     and 49-450-09, issued October 18, 1991).

     5.   Permit to Operate, Issued by Air Quality Management Division, Washoe
     County District Health Dept. for SDC, expiring August 31, 2003, Permit
     #10216GS.

     6.   Permit to Operate, Issued by Air Quality Management Division, Washoe
     County District Health Dept. for SDC, expiring December 31, 2003, Permit
     #A90A.

     7.   Fire Department, City of Reno, Nevada Permit for SB Geo, Inc., dated
     April 1, 2002, expires March 26, 2003 for Hazardous Production Materials.

     8.   Fire Department, City of Reno? Nevada Permit for SB Geo, Inc., dated
     April 1, 2002, expires March 26, 2003 for Flammable/Combustible Liquids.

     9.   Nevada Division of Environmental Protection, Authorization to Dispose,
     dated October 19, 1998, UIC Permit No. UNEV50O18.

     10.  Nevada Division of Environmental Protection, Effluent Limitations,
     monitoring and other requirements for well Permit No. UNEV50O18.

     11.  Division of Forestry conditional permit for disturbance or destruction of critically endangered species dated 10/16/91.

     12.  Division of Forestry conditional permit for disturbance or destruction of critically endangered species dated 10/15/91.

     13.  Division of Forestry Conditional Permit for SB Geo, Inc. Steamboat
     power plant expansion dated 8/3/91.

     14.  NV Division of Forestry conditional permit for disturbance or destruction of critically endangered species Phase II Bureau of Land
     Management Parcel Guisti (Harvey) parcel dated 5/29/98.

     15.  NV Division of Forestry conditional permit for disturbance or destruction of critically endangered species Phase I Towne Parcel dated
     5/21/98.

     16.  NV Division of Environmental Protection Reissuance of Underground
     Injection Control Permit UNEV50018 dated October 23, 1998, expires October
     18, 2003.

     17.  Self certification of Continued Qualifying Status of a small power production facility docket number QF87-397-000 (FERC).

     18.  NV Division of Minerals Geothermal Project Area Permit #458PA issued
     February 19, 2002, expires February 19, 2004.

     19.  NV Division of Environmental Protection Chemical Accident and
     Prevention Program. Current. Fee paid. Last audit was August 2003.

     20.  NV Public Utilities Commission, UEPA #184.

Section 3.14.1:

[See Schedule I to the Agreement.]
Section 3.14.2:

     None

Section 3.14.3:

     1.   GECC Lease Financing Documents

     2.   Image Management Agreement for Cannon copier.

Section 3.15:

     1.   Chubb Energy Industries General liability, property & business interruption Insurance Policy Number 3531-99-61 DAL, effective April
          1, 2003, to be terminated by Sellers at or prior to Closing.

     2.   Chubb Commercial Umbrella policy No. 7970-17-67, to be terminated by
          Sellers at or prior to Closing.

     3.   Federal Insurance Company Business Auto coverage policy #(04
          73-68-33), to be terminated by Sellers at or prior to Closing.

Section 3.16.1

     (a)  SDC income tax returns for 6/30/02 and 6/30/03 have been filed. No taxes are due.

     (b)  None

     (c)  None

     (d)  See (a) above for same response

     (e)  None

     (f)  Far West and SDC are on extension for 06/30/03 federal income tax return, which will be filed before closing.

     (g)  None

     (h)  None

     (i)  None

     (j)  None

Section 3.16.2 None

Section 3.16.3 None

Section 3.16.4 None

Section 3.16.7: None

Section 3.16.8: None

Section 3.17: None

Section 3.19(a):

          No persons hold power-of-attorney on behalf of SDC

          SDC: Officers:  Alan O. Melchior, President;
                          Thomas A. Quinn, Vice President/Secretary;
                          Ronald E. Burch, Vice President/Treasurer;
                          William G. Price, Vice President

               Directors: Alan O. Melchior,
                          Thomas A. Quinn,
                          Ronald E. Burch

               Utah Registered Agent: Thomas A. Quinn
               Nevada Registered Agent: Nicholas F. Frey

Section 3.19(b):

                                    Employees

PLATT, Brad
PRICE, Bill
ROLFSON, Jody
CALL, Chris
DATERS, Daren
FILUT, Bob
GREENHALGH, Troy
HANNAH, John
POSTEN, Wade
ALLEN, Andy, T.
ALLEN, John L.
CROW, Chad C.
DOOLITTLE, William J.
GILDONE, Anthony J.
McGEORGE, Robert A.
STANKEWICZ, Bryan
DAY, Mike

Former employees within the last 12 months:

----------------------------------------------------------------------------
                                 Termination
    Employee        Hire Date        Date              Position title
----------------------------------------------------------------------------
Bardley Barth     Nov 24, 1997   Dec 24, 2002   Shift supervisior
----------------------------------------------------------------------------
Gary Coutts       Feb 2003       Jan 30, 2004   Plant operator
----------------------------------------------------------------------------
Miguel Douglas    Jun 25, 2001   Apr 24, 2003   Plant operator
----------------------------------------------------------------------------
Rodericks Fobbs   Jun 25, 2001   Aug 24, 2002   Plant operator
----------------------------------------------------------------------------
Scott Lawlor      May 13, 1999   Mar 8, 2003    Plant operator
----------------------------------------------------------------------------
Larry Ledbetter   Dec 15, 1995   Aug 19, 2003   Plant operator
----------------------------------------------------------------------------
Stanley Lumapas   Jul 9, 2001    Jul 23, 2002   Plant operator
----------------------------------------------------------------------------
Rebecca Wagner    Jan 1997       Oct 31, 2003   Director of Special Projects
----------------------------------------------------------------------------
Ty Webberley      Dec 18, 1995   Oct ll, 2002   Shift supervisior
----------------------------------------------------------------------------

     Two contractors have employees on site performing specific tasks on a scheduled basis. These contractors are Longyear Boart for well repairs and
Phillips Services Corp. for heat exchanger cleaning.

Section 3.20:

     None

Section 3.21:

     1.   O&M Agreement

     2.   ABB (on contract)

     3.   Electro Test (on contract)

     4.   Centrilift (submersible pump - purchase order agreement)

     5.   GE Rotoflow (generation equipment)

     6.   Hudson (air condensers)

     7.   Corkin (compressors)

     8.   Grey Bar Electric (electrical parts)

     9.   WEDCO

     10.  ACT (clean heat exchangers)

     11.  Boart Lang (pump overhauls)

Section 3.23:

Name       Location        Type     Account #      Contact & Address    Authorized Signers
----   ----------------   ------   -----------   --------------------   ------------------

SDC    Zions Bank-SLC     Cking    015-01806-2   Pat Kirberg            Alan O. Melchior
       Zions Bank-SLC     Equity   015-017536    (801) 524-8836         Thomas A. Quinn
                                                 Murray Office          Jody Rolfson
                                                 135 East 6100 South
                                                 Murray, UT 84107

SDC    Bank of America-   Cking    4961701635    Kris Teixeira          Ronald E. Burch
       Reno                                      (775) 746-6004         Jody Rolfson
                                                 7th & McCarran
                                                 Office
                                                 4998 West 7th Street
                                                 Reno, NV 8503

SDC    Bank-One Escrow    Escrow   85014-16400   Joe Ludes              Escrow
       Oper               Escrow   85014-16402   (602) 221-1767         Instructions
       Bank One-Per       Escrow   85014-16403   Banc One               prepared by Jody
       Pmt Resr                                  Investment Grp         Rolfson &
       Bank One-Ex                               P.O. Box 71            approved by GE.
       Failure                                   Phoenix, AZ 85001-     Disbursements
                                                 0071                   made by Bank One